As Filed with the Securities and Exchange Commission on April 23, 2010

Registration File Nos. 333-151910

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 2	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 19	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

Ken Reitz, Esq.

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, SSC-C2-08

Charlotte, NC 28262

(704) 988-4455

(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Last Survivor Variable Universal Life Insurance Policy (Intelligent Life Survivorship VUL)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2010

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor basis—as Intelligent Life Survivorship VUL. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income Securities Fund—Class 1

Franklin Small-Mid Cap Growth Securities Fund—Class 1

Mutual Shares Securities Fund—Class 1

Templeton Developing Markets Securities Fund—Class 1

ING Clarion Global Real Estate Portfolio—Class I

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares[3]

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[4]

Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I

Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I

Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I

MFS Growth Series—Initial Class

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Partners Portfolio—I Class

Neuberger Berman Advisers Management Trust Regency Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Blend Account—Class 1

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II

Prudential Series Fund—Natural Resources Portfolio—Class II

Prudential Series Fund—Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

Wanger International

Wanger Select

Wanger USA

Separate prospectuses for the Portfolios accompany this prospectus. They provide more information on the Portfolios listed above. Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A prospectus for each of the Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code. This option is known as the level death benefit option.

•	Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is known as the return of premium death benefit.

When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain higher Policy Value in relation to death benefits.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	1

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy develop a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches 100 years of age (121 years of age for Policies issued on or after January 1, 2009). The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still alive or, in the case of a last survivor Policy, while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1–10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Institutional Charitable Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider, at no additional charge, pays an amount equal to 1.00% of the Face Amount to an Eligible Institution of higher learning or research institution pursuing scientific or medical research designated by you upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This Rider must be elected at or before Policy issue.

•

Overloan Protection Endorsement. This optional Rider is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Rider, at no additional charge, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.

•

Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance rates applicable to the Policy over certain periods. This Rider may be at or after Issue, subject to certain conditions. There are no additional charges associated with this Rider.

•

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business

2	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

dissolution between two Insured partners or significant shareholders. There is no charge for this Rider.

•

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured. The additional death benefit is equal to a chosen percentage of the Death Benefit of the Policy. An additional charge is added to your cost of insurance charge if you select this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA-CREF Life

Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how your Policy works and how our ability to meet our obligations affects your Policy.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA-CREF Life is available on our website at http://www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a cost of insurance charge, policy fee (for a single life Policy), mortality and expense risk charge, and a Premium Tax Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	3

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives may qualify as a life insurance contract under Federal tax law, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

4	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not Applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee:
SINGLE LIFE POLICY
	Monthly	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable
Cost of Insurance:[1]
SINGLE LIFE POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.67	Minimum $0.18 Maximum $1,000 Example[2] $0.98
LAST SURVIVOR POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	5

is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a Preferred Non-Tobacco Male insured with Issue Age of 46 and $1 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[3]	Charge for a Preferred Non-Tobacco Male/Female couple with Issue Ages of 55 and $1 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

• 0.95% if total value in all Investment Accounts is less than $100,000;

• 0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

• 0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[5]	Annual rate of 5.00%[5]
Loan Account Crediting Rate	Daily, credited to the Loan Account balance	Annual rate of 4.35%[5]	Annual rate of 4.35% for Policy Years 1–10 and annual rate of 4.80% for Policy Years 11 and later[6]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[7]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Institutional Charitable Benefit Rider		No Charge	No Charge
Overloan Protection Endorsement		No Charge[9]	No Charge[9]
Waiver of Monthly Charges Rider:
SINGLE LIFE POLICY
	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.14%	Minimum 3.00% Maximum 18.39% Example[3] 7.14%
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable

6	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Level Cost of Insurance (“COI”) Endorsement:[8]
SINGLE LIFE POLICY
	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.67	Minimum $0.26 Maximum $59.43 Example[10] $1.05
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable
Policy Split Rider:
SINGLE LIFE POLICY
	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
		No Charge	No Charge
Estate Transfer Protection Rider:
SINGLE LIFE POLICY
	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
Cost of Insurance[1]
(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 $0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.

[5]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge You for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1–10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[7]

These charges may vary based on the Issue Age(s) of the Insured(s), sex (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[8]	This amount may be lower depending on the laws of your state.

[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[10]	Charge for a Preferred Non-Tobacco Male insured with Issue Age of 46 and $1 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the highest and lowest total operating expenses expected to be paid by the Portfolios. If you allocate Policy Value to the Investment Accounts, you indirectly pay a portion of the pertinent Portfolio’s expenses periodically during the time you own the Policy. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.26%	1.58%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.58%

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	7

[1]

In some cases, the Portfolio’s historical expenses for the year ended December 31, 2009 (which are the basis of the expenses set forth in this table) have been restated to reflect their current fees. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2009. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. Certain portfolios may impose a redemption fee. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2,3]	0.30%	0.00%	0.23%	0.00%	0.53%	0.18%	0.35%
TIAA-CREF Life Growth Equity Fund[2,5]	0.45%	0.00%	0.31%	0.00%	0.76%	0.24%	0.52%
TIAA-CREF Life Growth & Income Fund[2,5]	0.45%	0.00%	0.24%	0.00%	0.69%	0.17%	0.52%
TIAA-CREF Life International Equity Fund[2,7]	0.50%	0.00%	0.31%	0.00%	0.81%	0.21%	0.60%
TIAA-CREF Life Large-Cap Value Fund[2,5]	0.45%	0.00%	0.30%	0.00%	0.75%	0.23%	0.52%
TIAA-CREF Life Money Market Fund[2,6]	0.10%	0.00%	0.20%	0.00%	0.30%	0.15%	0.15%
TIAA-CREF Life Real Estate Securities Fund[2,9]	0.50%	0.00%	0.24%	0.00%	0.74%	0.17%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[2,4,8]	0.48%	0.00%	0.33%	0.05%	0.86%	0.26%	0.60%
TIAA-CREF Life Social Choice Equity Fund[2,1][0]	0.15%	0.00%	0.36%	0.00%	0.51%	0.29%	0.22%
TIAA-CREF Life Stock Index Fund[2,11]	0.06%	0.00%	0.20%	0.00%	0.26%	0.17%	0.09%
Calamos Growth and Income Portfolio	0.75%	0.00%	0.56%	0.00%	1.31%	0.00%	1.31%
Delaware VIP Diversified Income Series—Standard Class	0.62%	0.00%	0.11%	0.00%	0.73%	0.00%	0.73%
Delaware VIP International Value Equity Series—Standard Class	0.85%	0.00%	0.18%	0.00%	1.03%	0.03%	1.03%
Delaware VIP Small Cap Value Series—Standard Class	0.74%	0.00%	0.11%	0.00%	0.85%	0.00%	0.85%
Franklin Income Securities Fund—Class 1	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[12]	0.51%	0.00%	0.30%	0.01%	0.82%	0.01%	0.81%
Mutual Shares Securities Fund—Class 1	0.60%	0.00%	0.18%	0.00%	0.78%	0.00%	0.78%
Templeton Developing Markets Securities Fund—Class 1[12]	1.25%	0.00%	0.21%	0.02%	1.48%	0.01%	1.47%
ING Clarion Global Real Estate Portfolio—Class I13	0.79%	0.00%	0.22%	0.00%	1.01%	0.12%	0.89%
Janus Aspen Forty Portfolio—Institutional Shares[14]	0.64%	0.00%	0.04%	0.00%	0.68%	0.00%	0.68%
Janus Aspen Overseas Portfolio—Institutional Shares[14]	0.64%	0.00%	0.06%	0.00%	0.70%	0.00%	0.70%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[15,16]	0.77%	0.00%	0.18%	0.00%	0.95%	0.00%	0.95%
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	0.75%	0.25%	0.21%	0.00%	1.21%	0.00%	1.21%
Prudential Series Fund—Natural Resources Portfolio—Class II	0.45%	0.25%	0.23%	0.00%	0.93%	0.00%	0.93%
Prudential Series Fund—Value Portfolio—Class II	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	0.80%	0.00%	0.11%	0.00%	0.91%	0.00%	0.91%
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	0.75%	0.00%	0.17%	0.00%	0.92%	0.00%	0.92%

8	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
MFS Growth Series—Initial Class	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
MFS Global Equity Series—Initial Class[17]	1.00%	0.00%	0.52%	0.00%	1.52%	0.37%	1.52%
MFS Investors Growth Stock Series—Initial Class	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
MFS Utilities Series—Initial Class	0.73%	0.00%	0.09%	0.00%	0.82%	0.00%	0.82%
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class[18]	0.85%	0.00%	0.21%	0.00%	1.06%	0.00%	1.06%
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class[18]	0.85%	0.00%	0.22%	0.01%	1.08%	0.00%	1.08%
PIMCO VIT All Asset Portfolio—Institutional Class[19,20,22]	0.42%	0.00%	0.00%	0.69%	1.11%	0.00%	1.11%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[21]	0.75%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
PIMCO VIT Real Return Portfolio—Institutional Class[19,21]	0.50%	0.00%	0.07%	0.00%	0.57%	0.00%	0.57%
PVC Equity Income Account—Class 1	0.55%	0.00%	0.01%	0.05%	0.61%	0.00%	0.61%
PVC MidCap Blend Account—Class 1	0.61%	0.00%	0.01%	0.00%	0.62%	0.00%	0.62%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.08%	0.25%	1.58%	0.00%	1.58%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.07%	0.00%	1.07%	0.00%	1.07%
Wanger International[23]	0.85%	0.00%	0.20%	0.00%	1.05%	0.00%	1.05%
Wanger Select[24]	0.80%	0.00%	0.15%	0.00%	0.95%	0.00%	0.95%
Wanger USA[25]	0.86%	0.00%	0.12%	0.00%	0.98%	0.00%	0.98%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]	Expense information has been restated to reflect the Fund’s new advisory and administration agreement.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[4]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

[5]

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	9

0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

[12]

The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund’s investment in a Franklin Templeton money fund as required by the Fund’s board of trustees and an exemptive order of the Securities and Exchange Commission.

[13]

The adviser is contractually obligated to limit expenses to 0.90% through at least May 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2011. Based upon net assets as of December 31, 2009, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2011. The management fee waiver will only renew if the adviser elects to renew it.

[14]

“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

[15]

Janus Capital has contractually agreed to waive certain Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.

[16]

The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee.

[17]

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2011.

[18]

Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2013 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Growth, Guardian, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[19]	“Management Fees” reflect an advisory and a supervisory and administrative fee payable by the Portfolio to PIMCO.

[20]

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Portfolio are based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of the PIMCO Funds or the single class of shares of funds of PIMCO ETF Trust for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets, and may be higher or lower than those shown above.

[21]

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio’s use of those investments (like reverse repurchase agreements) as an investment strategy.

[22]

The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[23]	The Advisor has contractually agreed to cap advisory fees for a two year period, effective April 30, 2010, at an annual rate equal to 0.83% of the Fund’s average daily net assets.

[24]

The Advisor has contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.35% annually through April 30, 2011.

[25]	The Advisor has contractually agreed to cap advisory fees for a two year period, effective April 30, 2010, at an annual rate equal to 0.85% of the Fund’s average daily net assets.

10	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy is or both the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Tax Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner and assigning the Policy may have tax consequences.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	11

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be registered with the Securities and Exchange Commission prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;
•	The Premium would cause the Policy to become a MEC under the Code; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. For single life Policies issued January 1, 2009 and later, and for last survivor Policies, premiums may be limited after the Insured’s (for a single life Policy) or the younger Insured’s (for a last survivor Policy) age 100. The tax consequences of keeping a Policy in force after the Insured (for a single life Policy) or the younger Insured (for a last survivor Policy) reaches Attained Age 100 are unclear. A tax advisor should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were

12	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

$1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax-free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.
•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct monthly charges from the Fixed Account first, then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). Following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

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Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account, and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by
•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	decreases to reflect the current mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;
•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and
•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the current mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

In order to accommodate the varying mortality and expense risk charges, separate Unit values will be maintained by mortality and expense risk charge band. Units may be transferred between bands on the Monthly Charge Date if the value of the Units in all the Investment Accounts changes the current mortality and expense risk charge rate.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts used to pay transfer charges, charges to execute rights under the policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

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DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the Insured (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 120	100%

•	For Attained Ages not shown, the percentages will decrease pro rata each year.

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Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s sex (in most cases), Underwriting Class, age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	We may restrict any changes from or to Option C.
•	If a change in death benefit option would cause your Policy to be classified as a modified endowment contract, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive.

•	We may require evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The underwriting class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid

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less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The underwriting class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve months or less. We will require you to submit acceptable proof to us of the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on last survivor Policy) terminal illness before we approve your application for the accelerated death benefit. Please note that if both Insureds on a last survivor Policy are alive and one of the Insured has a terminal illness, You can not elect to accelerate the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds and reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is diagnosed with a terminal illness, this is an optional benefit and you are not obligated to exercise this option. We would not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement, or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the life of the Insured on a single life Policy or the lives of both Insureds on a last survivor Policy. When the Insured on a single life Policy or the younger

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Insured on a last survivor Policy reaches age 121, the Cash Surrender Value of the Policy will be the death benefit and the death benefit is reduced to the Policy Value. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 100 (age 121 for Policies issued on or after January 1, 2009) will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

•

You may increase the Face Amount by submitting an application and providing evidence of insurability for the Insured on a single life Policy or for both Insureds on a last survivor Policy satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•

An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured on a single life Policy or both Insureds on a last survivor Policy are alive on that date.

•

For Policies issued on a single life basis only, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

•

You may not increase the Face Amount on or after the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age 91. The Insured on a single life Policy or both Insureds on a last survivor Policy must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.
•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a last survivor Policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the Net Account at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

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PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•	A partial withdrawal can affect the Face Amount, death benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

•	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

•	There is a withdrawal charge of $20.

•	No partial withdrawals may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

•

We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	19

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market. As money is shifted in and out of these Allocation Options, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, an Owner redeems or exchanges any monies out of an Allocation Option that holds shares of a Portfolio (other than an Allocation Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Allocation Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Allocation Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Allocation Option holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Allocation Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the separate account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Allocation Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The Portfolio determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not TIAA-CREF Life. The redemption fee may affect the number and value of accumulation units transferred out of the Allocation Option that invests in that Portfolio and, therefore, may affect the Allocation Option accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the Portfolios.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified

20	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at an annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1-10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	21

collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless your Policy has an Overloan Protection Endorsement in effect and the Outstanding Loan Amounts are less than the Rider’s overloan limit that may vary by attained age, gender, and underwriting class. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

•	We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock

•

Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” in the Statement of Additional Information for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be asked to enter your contract number and the last four digits of your Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

22	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

You should protect your contract number and Social Security number, because automated transaction options will be available to anyone who provides your contract number and Social Security number. We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or one of the Insureds on a last survivor Policy is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

For Policies issued on a last survivor basis, if only one person insured by the Policy is living, you can’t reinstate the Policy if the other person died while the Policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	23

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses that accompany this prospectus. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers.

In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. Statements of Additional Information for each Portfolio are available upon request.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio, and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TPIS and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval. The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

24	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks to provide long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	25

Portfolio	Investment Manager	Investment Objective
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
ING Clarion Global Real Estate Portfolio—Class I	ING Investments, LLC ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC) (sub-adviser)	Seeks capital appreciation.
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Value Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks capital appreciation.
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks to maximize total return, consistent with the preservation of capital.
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks long-term growth of capital.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to achieve capital appreciation.
PVC MidCap Blend Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks to provide long-term capital appreciation.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.

26	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Investment Manager	Investment Objective
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Wanger International	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.

[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

Note that the accompanying prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the accompanying prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	27

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) die(s) sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.00% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has three components:

•	a monthly policy fee (applicable only to Policies issued on a single life basis, and applicable only to certain Issue Ages on such Policies)

28	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

•	the monthly cost of insurance charge; and

•	charges for any Riders (as specified in the applicable Rider).

Monthly Policy Fee.  We assess a monthly policy fee only on Policies issued on a single life basis to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

The annualized policy fee of $120 applies for Issue Ages 0–17. In no event will the policy fees imposed exceed this amount. We reserve the right to reduce or waive the policy fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Cost of Insurance.  We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. In some states, the cost of insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

The charge depends on a number of variables (including Issue Age(s) of the Insureds, Underwriting Class(es), Policy Year, Policy Value, death benefit option, Face Amount, sex (in most states), and, whether the Policy is as single life or last survivor Policy) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date. See “Riders and Endorsements—Level Cost of Insurance Endorsement.”

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, policy fees and charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Underwriting Class(es), Issue Age(s), Face Amount, death benefit option, number of full years insurance has been in force, sex (in most states), and, whether the Policy is as single life or last survivor Policy. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker or Smoker-Aggregate, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table for single life Policies, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Attained Age(s), Underwriting Class(es), Policy Year and a blend of the 2001 Commissioners Standard Ordinary Mortality Table for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

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•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this mortality and expense charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at an interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a fixed annual earned interest rate of 4.35% for Policy Years 1-10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. TIAA-CREF Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying

30	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolios. No charges will be assessed by us for the withdrawal of these fees and the face amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	31

two or more lives, may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be restated as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. The amount of charges that pay for the Waiver of Monthly Charges Rider will reduce the investment in the contract. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

32	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	33

tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy owned the Policy. If the Owner was not the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on a last survivor Policy) estate if the Insured (on a single life Policy) or the Last Surviving Insured (on a last survivor Policy) neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes.

A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift, and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The Policy Split Rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the Policy Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the Policy Split Rider.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Institutional Charitable Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider provides that an amount equal to 1.00% of the Face Amount of a Policy will be paid to an Eligible Institution of higher learning or a research institution whose primary purpose is pursuing scientific or medical research designated by you upon the death of the

34	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount.

The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated Eligible Institution of higher learning or research institution by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request.

There is no charge for this Rider.

The Institutional Charitable Benefit may have tax consequences.

Overloan Protection Endorsement. This optional Rider is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Rider guarantees the Policy will not lapse if it ever becomes overloaned. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The attained age of the Insured on a single life Policy or the younger Insured on a last survivor Policy is at least 65.

•	Either the Policy tax test is the Cash Value Accumulation test, or the policy tax basis is zero.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by attained age, gender, and underwriting class. The Owner’s Policy overloan limit is stated in the Rider issued on the Policy.

Example: For a $1,000,000 Face Amount Policy with the Overloan Protection Endorsement issued to male Insured age 46 with a preferred underwriting class (for a single life Policy), the overloan limit in the 20th Policy Year is 97% of Policy Value; or for a $1,000,000 Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 55 with preferred underwriting classes (for a last survivor Policy), the overloan limit in the 11th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 11 th Policy Year, and the other Rider conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date and the benefits and terms of the Rider will apply. This example illustrates how the Overloan Protection Endorsement operates and may represent the terms of your Policy.

After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, no loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. If the Policy tax test is the Guideline Premium Test, no Monthly Charges will be deducted. If the Policy tax test is the Cash Value Accumulation test, Monthly Charges will be deducted so the Policy should qualify as life insurance under federal tax law. However, any deductions that cannot be paid from the Cash Surrender Value will not cause the Policy to lapse and will not offset Death Benefit Proceeds.

There is no monthly charge to add this Rider to the Policy. However, if this Policy changes to overloaned status, at that time the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Rider is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge for this Rider each month as part of the Monthly Charge. If you select this Rider, we increase the Monthly Charge by a percentage that depends on the Issue Age, Policy Year, and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance (“COI”) rates applied to the Policy. If the Owner pays sufficient Premiums, the level COI rates will be guaranteed. This Rider may be added at Policy issue without any extra evidence of insurability beyond what is required for the Policy. We may offer the Rider after issue while the Policy is still in force and while there is an available level COI period for the Insured’s age, but evidence of insurability may be required at the time of Rider. The duration of the level COI period will be documented in the Rider.

Subject to state limitations, the level COI is available only to certain Issue Ages and for certain periods. It will not be available prior to Issue Age 18 and regardless of period, will not be issued past age 75. The level COI rates depend on the level COI period selected; the Face Amount of the Policy; and

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	35

the gender, age, and Underwriting Class of the Insured. An increase in Face Amount while this Rider is in effect does not change the level COI period already selected, but the level COI rates applicable to the amount of the increase depend upon the level COI period selected, and the gender, age, and Underwriting Class of the Insured at the time the increased Face Amount is applied for.

There are no charges assessed to add this Rider, and this Rider does not have any cash value.

While the Owner has paid sufficient Premium into the Policy, the guaranteed maximum COI rates will equal the non-guaranteed level COI rates. While the Owner has not paid sufficient Premium, guaranteed maximum COI rates will be the greater of the non-guaranteed level COI rates and the guaranteed maximum COI rates that would apply under the Policy if the Rider were not attached. The Premium the Owner needs to pay to guarantee the level COI rates is provided in the Rider.

The Owner may terminate this Rider at any time at no additional cost. If the Owner doesn’t terminate this Rider, the Rider will terminate at the end of the level COI period assuming the Policy continues to stay in force until that time. When this Rider terminates, both the non-guaranteed and guaranteed COI rates for the Policy will be as if this Rider had never been attached to the Policy.

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•	the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction.

•	a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves.

The Policy and this option must be in force and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each person insured by the Policy on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Face Amount of each new Policy will be equal to half of the current Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

We’ll deduct any outstanding loan amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the Owner ends or surrenders the Policy.

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured to die. The additional death benefit is equal to the chosen Protection Percentage of the death benefit of the Policy. The death benefit of this Rider will automatically increase or decrease in direct proportion with the death benefit of the Policy. You can add this Rider to the Policy while both Insureds are living by submitting an application and providing evidence of insurability satisfactory to us.

We’ll pay this death benefit when we receive satisfactory proof that the Last Surviving Insured by the Policy died before this Rider’s expiration, provided the Policy and this Rider are in force. This Rider doesn’t have any Policy Value, and we don’t use it to calculate how much can be borrowed from the Policy. Charges for this Rider, however, will affect the Policy Value and how much can borrowed. We’ll deduct these charges only while this Rider is in force.

The cost of insurance charge for this Rider is part of the Monthly Charge for the Policy. These charges are deducted from the Policy Value while the Rider is in force. We calculate it on each Monthly Charge Date after we calculate the cost of insurance charge for the Policy. While this Rider is in force, the Owner may elect to change the Protection Percentage by providing us a written request. The Protection Percentage will be in whole numbers. It may be of a limited number of choices then offered by us. If it is a reduction in the Protection Percentage, that reduction will be effective on the next monthly anniversary date following our receipt of the request. If it is an increase in Protection Percentage, it will require evidence of insurability and only become effective if approved by us on the next monthly charge date following our approval.

The coverage under this Rider will end on one of the following dates, whichever occurs earlier:

•	four years after we receive written notification of the death of the first Insured to die, and

•	the date we receive at our administrative office a written request to us to end this Rider.

However, in no event will the Rider continue beyond whichever of the following occurs first:

•	the date of death of the Last Surviving Insured,

•	the date the grace period of the Policy ends and the Owner has not made the payment that is needed, or

•	the date the Owner ends or surrenders the Policy.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TPIS is considered the “principal underwriter” of interests in the Policy. Anyone distributing the Policy must be a registered

36	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

representative of TPIS or an affiliate of TPIS like TIAA-CREF Individual and Institutional Services, LLC (“Services”), whose main offices are at 730 Third Avenue, New York, New York 10017-3206, or must have entered into an agreement with TPIS or Services to distribute the Policy. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay TPIS a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877 694-0305. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

None of the Separate Account, the Company nor TPIS, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	37

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Eligible Institution  An eligible institution of higher learning is generally any accredited postsecondary educational institution in the United States offering credit towards a bachelor’s degree, an associate’s degree, a graduate level or professional degree, or another recognized postsecondary credential, or that is eligible to participate in federal financial aid programs.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our general account. Policy Value allocated to the Fixed Account earns at least 3% annual interest.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

38	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Loan Account  The account within our general account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge  A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Totally Disabled  Under the Waiver of Monthly Charges Rider: During the first two years of the disability, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of the regular job or occupation he or she was trained for at the time the disability began. After two years of being disabled, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of any job that he or she is reasonably qualified for based on education, training or experience.

Underwriting Class  A class we assign to the Insured on a single life Policy or both Insureds on a last survivor Policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	39

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-5	Additional Information
B-5	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Independent Registered Public Accounting Firm
B-6	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Service Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

40	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

For more information about Intelligent Life VUL and Intelligent Life Survivorship VUL

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-5850.

Investment Company Act of 1940

Registration File No. 811-10393

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TIAA
CREF

FINANCIAL SERVICES
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©2010 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org	730 Third Avenue, New York, NY 10017-3206

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

FLEXIBLE PREMIUM INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY and FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2010

This Statement of Additional Information (“SAI”) contains additional information regarding a flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor life basis—as Intelligent Life Survivorship VUL. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2010 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Independent Registered Public Accounting Firm
B-6	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Services Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured(s), we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

POLICY COST FACTORS

We may change monthly cost of insurance rates, policy fees, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•

You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Surviving Insured dies on a last survivor Policy) in the application.

B-2	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•

If no primary Beneficiaries survive the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•

If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•

You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.

•

The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•

The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•

An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-3

terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

MISSTATEMENT OF AGE OR SEX

If an Insured’s age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or sex. However, in most states, if we discover such misstatement while an Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

ADDITIONAL INFORMATION ON SALES OF

THE POLICIES

Teachers Personal Investors Services Inc. (“TPIS”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the “principal underwriter” of interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS and/or TIAA-CREF Individual & Institutional Services, LLC (“Services”), an affiliate of TPIS, offers the Policies through their sales representatives. Sales representatives must be registered representatives of TPIS and/or Services or another entity that has entered into a selling agreement with TPIS or Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the

Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TPIS, Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TPIS a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2009, we paid TPIS $51,836, during fiscal year 2008, we paid TPIS $49,330, and during fiscal year 2007, we paid TPIS $39,410. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person or for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project

B-4	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Tax Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-5

than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state and federal law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

B-6	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Together, TIAA and CREF, serving approximately 3.6 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Insurance Department (“NYID”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the NYID and the insurance departments of some other jurisdictions in which the Policy is offered.

MANAGEMENT-RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company’s audited financial statements and those of the Separate Account follow.

The Company’s financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-7

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2009:
B-9	Report of Independent Registered Public Accounting Firm
B-10	Statements of Assets and Liabilities
B-10	Statements of Operations
B-20	Statements of Changes in Net Assets
B-44	Notes to Financial Statements

B-8	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VLI-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VLI-1 at December 31, 2009, the results of each of their operations for the year then ended and the changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares at December 31, 2009 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 22, 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   DECEMBER 31, 2009

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large Cap Value Sub-Account

ASSETS
Portfolio investments, at cost	$1,337,082	$1,868,075	$2,783,777	$3,538,673	$917,904
Shares held in corresponding Funds	54,910	129,403	125,253	214,726	40,670
Portfolio investments, at value	$1,324,988	$1,834,933	$2,914,629	$3,130,710	$939,883
Total assets	1,324,988	1,834,933	2,914,629	3,130,710	939,883

NET ASSETS—Accumulation fund	$1,324,988	$1,834,933	$2,914,629	$3,130,710	$939,883

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large Cap Value Sub-Account

INVESTMENT INCOME
Dividends	$52,246	$14,080	$44,476	$97,078	$15,045

EXPENSES
Administrative expenses	—	1,731	2,827	2,377	—
Mortality and expense risk charges	6,548	4,679	6,641	10,300	5,271
Total expenses	6,548	6,410	9,468	12,677	5,271
Net investment income (loss)	45,698	7,670	35,008	84,401	9,774

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(7,328)	(101,429)	(103,579)	(743,832)	(293,249)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(7,328)	(101,429)	(103,579)	(743,832)	(293,249)
Net change in unrealized appreciation (depreciation) on investments	25,872	550,100	624,721	1,369,002	481,260
Net realized and unrealized gain (loss) on investments	18,544	448,671	521,142	625,170	188,011
Net increase (decrease) in net assets resulting from operations	$64,242	$456,341	$556,150	$709,571	$197,785

B-10	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Sub-Account	TIAA-CREF Life Stock Index Sub-Account

ASSETS
Portfolio investments, at cost	$5,633,821	$620,635	$393,779	$664,272	$4,889,704
Shares held in corresponding Funds	5,633,821	40,441	20,704	29,149	206,902
Portfolio investments, at value	$5,633,821	$745,328	$469,983	$640,996	$5,060,814
Total assets	5,633,821	745,328	469,983	640,996	5,060,814

NET ASSETS—Accumulation fund	$5,633,821	$745,328	$469,983	$640,996	$5,060,814

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Sub-Account	TIAA-CREF Life Stock Index Sub-Account

INVESTMENT INCOME
Dividends	$32,365	$24,305	$5,630	$11,856	$86,162

EXPENSES
Administrative expenses	—	—	—	738	3,128
Mortality and expense risk charges	46,164	3,948	2,656	1,444	17,851
Total expenses	46,164	3,948	2,656	2,182	20,979
Net investment income (loss)	(13,799)	20,357	2,974	9,674	65,183

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	(262,272)	(154,621)	(63,132)	(441,307)
Capital gain distributions				—	—
Net realized gain (loss)	—	(262,272)	(154,621)	(63,132)	(441,307)
Net change in unrealized appreciation (depreciation) on investments	—	412,005	243,773	196,038	1,428,919
Net realized and unrealized gain (loss) on investments	—	149,733	89,152	132,906	987,612
Net increase (decrease) in net assets resulting from operations	$(13,799)	$170,090	$92,126	$142,580	$1,052,795

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   DECEMBER 31, 2009

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust—International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Portfolio investments, at cost	$171,250	$245,619	$14,403	$24,593	$654,533
Shares held in corresponding Funds	16,341	31,445	2,484	1,721	68,727
Portfolio investments, at value	$207,364	$240,872	$14,555	$21,463	$754,627
Total assets	207,364	240,872	14,555	21,463	754,627

NET ASSETS—Accumulation fund	$207,364	$240,872	$14,555	$21,463	$754,627

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust—International Equity Flex III Portfolio Sub-Account (a)	Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$5,621	$23,593	$—	$212	$29,779

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	1,728	1,151	8	118	3,591
Total expenses	1,728	1,151	8	118	3,591
Net investment income (loss)	3,893	22,442	(8)	94	26,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(16,671)	(13,068)	35	(555)	(634)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(16,671)	(13,068)	35	(555)	(634)
Net change in unrealized appreciation (depreciation) on investments	79,847	24,339	153	4,525	108,038
Net realized and unrealized gain (loss) on investments	63,176	11,271	188	3,970	107,404
Net increase (decrease) in net assets resulting from operations	$67,069	$33,713	$180	$4,064	$133,592

(a)	For the period December 11, 2009 (commencement of operations) to December 31, 2009

B-12	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Portfolio investments, at cost	$174,212	$413,272	$185,131	$82,769	$233,982
Shares held in corresponding Funds	20,945	15,169	14,437	5,321	15,661
Portfolio investments, at value	$207,779	$368,754	$208,323	$92,365	$230,993
Total assets	207,779	368,754	208,323	92,365	230,993

NET ASSETS—Accumulation fund	$207,779	$368,754	$208,323	$92,365	$230,993

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

INVESTMENT INCOME
Dividends	$3,651	$2,948	$10,541	$—	$5,035

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	1,176	2,005	1,132	643	1,721
Total expenses	1,176	2,005	1,132	643	1,721
Net investment income (loss)	2,475	943	9,409	(643)	3,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(34,026)	(6,063)	(13,486)	(12,687)	(33,618)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(34,026)	(6,063)	(13,486)	(12,687)	(33,618)
Net change in unrealized appreciation (depreciation) on investments	78,895	96,038	49,150	40,619	84,731
Net realized and unrealized gain (loss) on investments	44,869	89,975	35,664	27,932	51,113
Net increase (decrease) in net assets resulting from operations	$47,344	$90,918	$45,073	$27,289	$54,427

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   DECEMBER 31, 2009

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk- Managed Core Portfolio— Service Shares Sub-Account

ASSETS
Portfolio investments, at cost	$370,450	$457,117	$690,076	$467,014	$144,561
Shares held in corresponding Funds	46,159	18,274	20,997	41,022	18,617
Portfolio investments, at value	$455,587	$614,023	$963,571	$568,156	$178,720
Total assets	455,587	614,023	963,571	568,156	178,720

NET ASSETS—Accumulation fund	$455,587	$614,023	$963,571	$568,156	$178,720

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk- Managed Core Portfolio— Service Shares Sub-Account

INVESTMENT INCOME
Dividends	$3,948	$179	$3,865	$2,780	$1,946

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	1,875	2,906	4,030	2,833	1,002
Total expenses	1,875	2,906	4,030	2,833	1,002
Net investment income (loss)	2,073	(2,727)	(165)	(53)	944

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2,581	(56,960)	(49,594)	(11,322)	(12,378)
Capital gain distributions	339	—	17,155	11,062	—
Net realized gain (loss)	2,920	(56,960)	(32,439)	(260)	(12,378)
Net change in unrealized appreciation (depreciation) on investments	126,518	228,586	352,040	134,889	59,947
Net realized and unrealized gain (loss) on investments	129,438	171,626	319,601	134,629	47,569
Net increase (decrease) in net assets resulting from operations	$131,511	$168,899	$319,436	$134,576	$48,513

B-14	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

ASSETS
Portfolio investments, at cost	$52,939	$236,663	$29,502	$31,207	$145,198
Shares held in corresponding Funds	4,742	31,802	2,686	1,752	15,641
Portfolio investments, at value	$62,020	$238,513	$33,169	$37,554	$188,321
Total assets	62,020	238,513	33,169	37,554	188,321

NET ASSETS—Accumulation fund	$62,020	$238,513	$33,169	$37,554	$188,321

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$—	$20,964	$—	$315	$4,087

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	363	923	196	505	961
Total expenses	363	923	196	505	961
Net investment income (loss)	(363)	20,041	(196)	(190)	3,126

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(2,533)	(4,056)	(3,255)	(2,376)	988
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(2,533)	(4,056)	(3,255)	(2,376)	988
Net change in unrealized appreciation (depreciation) on investments	16,271	44,737	11,560	34,499	56,035
Net realized and unrealized gain (loss) on investments	13,738	40,681	8,305	32,123	57,023
Net increase (decrease) in net assets resulting from operations	$13,375	$60,722	$8,109	$31,933	$60,149

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   DECEMBER 31, 2009

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS
Portfolio investments, at cost	$82,348	$79,045	$58,295	$33,025	$243,545
Shares held in corresponding Funds	8,790	4,183	6,282	2,547	24,836
Portfolio investments, at value	$86,404	$95,864	$61,631	$31,227	$260,778
Total assets	86,404	95,864	61,631	31,227	260,778

NET ASSETS—Accumulation fund	$86,404	$95,864	$61,631	$31,227	$260,778

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$125	$4,850	$1,204	$580	$16,233

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	173	704	325	250	1,587
Total expenses	173	704	325	250	1,587
Net investment income (loss)	(48)	4,146	879	330	14,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(1,170)	(6,979)	(73,336)	(5,151)	(13,069)
Capital gain distributions	—	—	5,347	490	—
Net realized gain (loss)	(1,170)	(6,979)	(67,989)	(4,661)	(13,069)
Net change in unrealized appreciation (depreciation) on investments	9,094	31,149	78,012	15,217	44,183
Net realized and unrealized gain (loss) on investments	7,924	24,170	10,023	10,556	31,114
Net increase (decrease) in net assets resulting from operations	$7,876	$28,316	$10,902	$10,886	$45,760

B-16	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account

ASSETS
Portfolio investments, at cost	$600,758	$722,869	$154,652	$132,696	$258,681
Shares held in corresponding Funds	46,734	59,566	13,534	4,414	24,787
Portfolio investments, at value	$594,462	$741,000	$177,972	$137,946	$353,467
Total assets	594,462	741,000	177,972	137,946	353,467

NET ASSETS—Accumulation fund	$594,462	$741,000	$177,972	$137,946	$353,467

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account (a)	Jennison 20/20 Focus Portfolio— Class II Sub-Account

INVESTMENT INCOME
Dividends	$17,235	$19,502	$6,894	$—	$9

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	3,087	3,934	795	191	1,887
Total expenses	3,087	3,934	795	191	1,887
Net investment income (loss)	14,148	15,568	6,099	(191)	(1,878)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	35,287	6,096	(3,192)	(14)	(23,213)
Capital gain distributions	50,771	27,434	—	—	—
Net realized gain (loss)	86,058	33,530	(3,192)	(14)	(23,213)
Net change in unrealized appreciation (depreciation) on investments	(8,574)	42,475	27,188	5,250	143,178
Net realized and unrealized gain (loss) on investments	77,484	76,005	23,996	5,236	119,965
Net increase (decrease) in net assets resulting from operations	$91,632	$91,573	$30,095	$5,045	$118,087

(a)	For the period October 23, 2009 (commencement of operations) to December 31, 2009

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-17

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   DECEMBER 31, 2009

	Natural Resources Portfolio— Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Portfolio investments, at cost	$225,113	$36,593	$226,960	$520,927	$141,101
Shares held in corresponding Funds	7,838	2,472	30,927	76,261	5,952
Portfolio investments, at value	$289,068	$37,469	$294,737	$661,941	$176,654
Total assets	289,068	37,469	294,737	661,941	176,654

NET ASSETS—Accumulation fund	$289,068	$37,469	$294,737	$661,941	$176,654

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1   ■   FOR THE YEAR ENDED DECEMBER 31, 2009

	Natural Resources Portfolio— Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME
Dividends	$519	$427	$—	$—	$3,856

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	1,210	237	1,479	3,338	849
Total expenses	1,210	237	1,479	3,338	849
Net investment income (loss)	(691)	190	(1,479)	(3,338)	3,007

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(17,463)	(16,481)	(51,532)	(37,097)	(19,877)
Capital gain distributions	21,666	—	—	—	—
Net realized gain (loss)	4,203	(16,481)	(51,532)	(37,097)	(19,877)
Net change in unrealized appreciation (depreciation) on investments	97,395	25,638	139,618	201,326	67,927
Net realized and unrealized gain (loss) on investments	101,598	9,157	88,086	164,229	48,050
Net increase (decrease) in net assets resulting from operations	$100,907	$9,347	$86,607	$160,891	$51,057

B-18	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Portfolio investments, at cost	$49,385	$54,452
Shares held in corresponding Funds	2,800	2,594
Portfolio investments, at value	$64,544	$71,214
Total assets	64,544	71,214

NET ASSETS—Accumulation fund	$64,544	$71,214

	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Dividends	$—	$—

EXPENSES
Administrative expenses	—	—
Mortality and expense risk charges	442	479
Total expenses	442	479
Net investment income (loss)	(442)	(479)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(22,711)	(7,588)
Capital gain distributions	—	—
Net realized gain (loss)	(22,711)	(7,588)
Net change in unrealized appreciation (depreciation) on investments	48,374	30,690
Net realized and unrealized gain (loss) on investments	25,663	23,102
Net increase (decrease) in net assets resulting from operations	$25,221	$22,623

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$45,698	$33,641	$7,670	$9,130
Net realized gain (loss)	(7,328)	(2,962)	(101,429)	4,670
Net change in unrealized appreciation (depreciation) on investments	25,872	(36,056)	550,100	(801,353)
Net increase (decrease) in net assets resulting from operations	64,242	(5,377)	456,341	(787,553)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	164,605	61,031	304,143	272,849
Net contractowner transfers between accounts	386,213	(30,981)	(97,008)	181,926
Withdrawals and death benefits (b)	(37,548)	(19,968)	(70,255)	(75,179)
Net increase (decrease) in net assets resulting from contractowner transactions	513,270	10,082	136,880	379,596
Net increase (decrease) in net assets	577,512	4,705	593,221	(407,957)

NET ASSETS
Beginning of period	747,476	742,771	1,241,712	1,649,669
End of period	$1,324,988	$747,476	$1,834,933	$1,241,712

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,138	27,822	114,460	89,807
Units purchased	5,955	2,313	24,390	24,672
Units sold/transferred	12,599	(1,997)	(13,347)	(19)
End of period	46,692	28,138	125,503	114,460

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$35,008	$34,923	$84,401	$(11,116)
Net realized gain (loss)	(103,579)	(37,139)	(743,832)	(28,022)
Net change in unrealized appreciation (depreciation) on investments	624,721	(834,821)	1,369,002	(1,712,806)
Net increase (decrease) in net assets resulting from operations	556,150	(837,037)	709,571	(1,751,944)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	394,536	314,085	457,810	447,916
Net contractowner transfers between accounts	229,100	433,979	131,063	321,955
Withdrawals and death benefits (b)	(88,833)	(75,999)	(131,310)	(140,247)
Net increase (decrease) in net assets resulting from contractowner transactions	534,803	672,065	457,563	629,624
Net increase (decrease) in net assets	1,090,953	(164,972)	1,167,134	(1,122,320)

NET ASSETS
Beginning of period	1,823,676	1,988,648	1,963,576	3,085,896
End of period	$2,914,629	$1,823,676	$3,130,710	$1,963,576

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	90,982	63,855	126,660	98,234
Units purchased	16,423	15,197	27,883	21,480
Units sold/transferred	7,891	11,930	247	6,946
End of period	115,296	90,982	154,790	126,660

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Large Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$9,774	$10,596	$(13,799)	$91,344
Net realized gain (loss)	(293,249)	(53,488)	—	674
Net change in unrealized appreciation (depreciation) on investments	481,260	(319,906)	—	—
Net increase (decrease) in net assets resulting from operations	197,785	(362,798)	(13,799)	92,018

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	160,555	97,566	9,603,997	11,143,489
Net contractowner transfers between accounts	(64,948)	180,115	(10,606,404)	(6,497,608)
Withdrawals and death benefits (b)	(23,910)	(23,712)	(333,450)	(226,688)
Net increase (decrease) in net assets resulting from contractowner transactions	71,697	253,969	(1,335,857)	4,419,193
Net increase (decrease) in net assets	269,482	(108,829)	(1,349,656)	4,511,211

NET ASSETS
Beginning of period	670,401	779,230	6,983,477	2,472,266
End of period	$939,883	$670,401	$5,633,821	$6,983,477

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	29,405	20,108	6,388,862	2,295,750
Units purchased	6,077	3,382	14,092,317	12,138,788
Units sold/transferred	(3,879)	5,915	(15,320,474)	(8,045,676)
End of period	31,603	29,405	5,160,705	6,388,862

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Real Estate Sub-Account		TIAA-CREF Life Small Cap Equity Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$20,357	$25,624	$2,974	$4,053
Net realized gain (loss)	(262,272)	(67,212)	(154,621)	(18,650)
Net change in unrealized appreciation (depreciation) on investments	412,005	(169,860)	243,773	(115,338)
Net increase (decrease) in net assets resulting from operations	170,090	(211,448)	92,126	(129,935)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	75,747	92,517	41,887	51,733
Net contractowner transfers between accounts	83,191	172,790	20,767	74,307
Withdrawals and death benefits (b)	(23,090)	(24,814)	(13,133)	(11,262)
Net increase (decrease) in net assets resulting from contractowner transactions	135,848	240,493	49,521	114,778
Net increase (decrease) in net assets	305,938	29,045	141,647	(15,157)

NET ASSETS
Beginning of period	439,390	410,345	328,336	343,493
End of period	$745,328	$439,390	$469,983	$328,336

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	20,910	11,966	14,857	10,432
Units purchased	4,227	3,224	1,915	2,076
Units sold/transferred	3,387	5,720	39	2,349
End of period	28,524	20,910	16,811	14,857

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Social Choice Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$9,674	$6,224	$65,183	$56,280
Net realized gain (loss)	(63,132)	(12,146)	(441,307)	(160,218)
Net change in unrealized appreciation (depreciation) on investments	196,038	(241,476)	1,428,919	(1,352,518)
Net increase (decrease) in net assets resulting from operations	142,580	(247,398)	1,052,795	(1,456,456)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	117,009	140,673	753,564	191,998
Net contractowner transfers between accounts	(54,076)	21,259	660,068	832,746
Withdrawals and death benefits (b)	(35,320)	(38,764)	(269,174)	(168,829)
Net increase (decrease) in net assets resulting from contractowner transactions	27,613	123,168	1,144,458	855,915
Net increase (decrease) in net assets	170,193	(124,230)	2,197,253	(600,541)

NET ASSETS
Beginning of period	470,803	595,033	2,863,561	3,464,102
End of period	$640,996	$470,803	$5,060,814	$2,863,561

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	24,862	19,865	130,622	97,542
Units purchased	5,986	5,590	38,185	30,833
Units sold/transferred	(5,396)	(593)	14,887	2,247
End of period	25,452	24,862	183,694	130,622

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$3,893	$71	$22,442	$274
Net realized gain (loss)	(16,671)	(7,365)	(13,068)	1,325
Net change in unrealized appreciation (depreciation) on investments	79,847	(39,130)	24,339	(30,309)
Net increase (decrease) in net assets resulting from operations	67,069	(46,424)	33,713	(28,710)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	24,611	40,101	25,995	29,616
Net contractowner transfers between accounts	(53,409)	89,860	142,615	32,160
Withdrawals and death benefits (b)	(9,257)	(9,646)	(8,500)	(7,830)
Net increase (decrease) in net assets resulting from contractowner transactions	(38,055)	120,315	160,110	53,946
Net increase (decrease) in net assets	29,014	73,891	193,823	25,236

NET ASSETS
Beginning of period	178,350	104,459	47,049	21,813
End of period	$207,364	$178,350	$240,872	$47,049

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	15,575	6,180	5,870	1,787
Units purchased	1,964	2,963	2,778	2,671
Units sold/transferred	(4,469)	6,432	16,543	1,412
End of period	13,070	15,575	25,191	5,870

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-25

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Trust— International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account
	For the period December 11, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(8)	$94	$(113)
Net realized gain (loss)	35	(555)	(124)
Net change in unrealized appreciation (depreciation) on investments	153	4,525	(7,433)
Net increase (decrease) in net assets resulting from operations	180	4,064	(7,670)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	53	3,508	1,554
Net contractowner transfers between accounts	14,400	(296)	289
Withdrawals and death benefits (b)	(78)	(785)	(234)
Net increase (decrease) in net assets resulting from contractowner transactions	14,375	2,427	1,609
Net increase (decrease) in net assets	14,555	6,491	(6,061)

NET ASSETS
Beginning of period	—	14,972	21,033
End of period	$14,555	$21,463	$14,972

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	2,472	2,255
Units purchased	7	423	244
Units sold/transferred	1,522	(33)	(27)
End of period	1,529	2,862	2,472

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account		Delaware VIP International Value Equity Series— Standard Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$26,188	$167	$2,475	$543
Net realized gain (loss)	(634)	(6,690)	(34,026)	(10,131)
Net change in unrealized appreciation (depreciation) on investments	108,038	(8,472)	78,895	(37,687)
Net increase (decrease) in net assets resulting from operations	133,592	(14,995)	47,344	(47,275)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	33,164	22,868	18,032	36,983
Net contractowner transfers between accounts	194,697	386,562	78,233	47,717
Withdrawals and death benefits (b)	(13,474)	(3,195)	(7,627)	(12,928)
Net increase (decrease) in net assets resulting from contractowner transactions	214,387	406,235	88,638	71,772
Net increase (decrease) in net assets	347,979	391,240	135,982	24,497

NET ASSETS
Beginning of period	406,648	15,408	71,797	47,300
End of period	$754,627	$406,648	$207,779	$71,797

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	41,006	1,484	5,271	1,982
Units purchased	3,141	2,277	656	1,811
Units sold/transferred	16,215	37,245	5,445	1,478
End of period	60,362	41,006	11,372	5,271

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-27

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account		Franklin Income Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$943	$406	$9,409	$3,686
Net realized gain (loss)	(6,063)	18,616	(13,486)	(4,305)
Net change in unrealized appreciation (depreciation) on investments	96,038	(132,825)	49,150	(25,842)
Net increase (decrease) in net assets resulting from operations	90,918	(113,803)	45,073	(26,461)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	11,133	16,937	28,927	14,150
Net contractowner transfers between accounts	(519)	(6,350)	70,226	38,688
Withdrawals and death benefits (b)	(3,339)	(2,588)	(8,869)	(2,086)
Net increase (decrease) in net assets resulting from contractowner transactions	7,275	7,999	90,284	50,752
Net increase (decrease) in net assets	98,193	(105,804)	135,357	24,291

NET ASSETS
Beginning of period	270,561	376,365	72,966	48,675
End of period	$368,754	$270,561	$208,323	$72,966

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	12,609	12,216	5,520	2,575
Units purchased	605	684	1,962	830
Units sold/transferred	(88)	(291)	4,234	2,115
End of period	13,126	12,609	11,716	5,520

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account		Mutual Shares Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(643)	$(443)	$3,314	$5,126
Net realized gain (loss)	(12,687)	2,915	(33,618)	2,336
Net change in unrealized appreciation (depreciation) on investments	40,619	(30,188)	84,731	(86,816)
Net increase (decrease) in net assets resulting from operations	27,289	(27,716)	54,427	(79,354)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	19,481	12,199	34,700	22,637
Net contractowner transfers between accounts	4,325	19,555	(29,083)	110,322
Withdrawals and death benefits (b)	(3,132)	(2,502)	(9,147)	(4,729)
Net increase (decrease) in net assets resulting from contractowner transactions	20,674	29,252	(3,530)	128,230
Net increase (decrease) in net assets	47,963	1,536	50,897	48,876

NET ASSETS
Beginning of period	44,402	42,866	180,096	131,220
End of period	$92,365	$44,402	$230,993	$180,096

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,154	1,740	12,974	5,910
Units purchased	1,504	605	2,916	1,183
Units sold/transferred	(59)	809	(2,625)	5,881
End of period	4,599	3,154	13,265	12,974

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-29

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$2,073	$1,506	$(2,727)	$(836)
Net realized gain (loss)	2,920	(20,338)	(56,960)	(50,216)
Net change in unrealized appreciation (depreciation) on investments	126,518	(39,823)	228,586	(73,744)
Net increase (decrease) in net assets resulting from operations	131,511	(58,655)	168,899	(124,796)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	42,576	30,147	65,069	41,892
Net contractowner transfers between accounts	224,506	54,121	102,833	335,876
Withdrawals and death benefits (b)	(12,445)	(6,731)	(14,143)	(5,121)
Net increase (decrease) in net assets resulting from contractowner transactions	254,637	77,537	153,759	372,647
Net increase (decrease) in net assets	386,148	18,882	322,658	247,851

NET ASSETS
Beginning of period	69,439	50,557	291,365	43,514
End of period	$455,587	$69,439	$614,023	$291,365

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,261	2,829	12,844	1,066
Units purchased	3,500	2,576	2,427	1,301
Units sold/transferred	19,633	2,856	3,347	10,477
End of period	31,394	8,261	18,618	12,844

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account		Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(165)	$4,907	$(53)	$4,742
Net realized gain (loss)	(32,439)	(85,302)	(260)	(22,150)
Net change in unrealized appreciation (depreciation) on investments	352,040	(80,299)	134,889	(32,141)
Net increase (decrease) in net assets resulting from operations	319,436	(160,694)	134,576	(49,549)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	63,620	47,113	67,546	42,095
Net contractowner transfers between accounts	301,669	329,668	147,110	206,920
Withdrawals and death benefits (b)	(18,569)	(6,996)	(21,844)	(4,943)
Net increase (decrease) in net assets resulting from contractowner transactions	346,720	369,785	192,812	244,072
Net increase (decrease) in net assets	666,156	209,091	327,388	194,523

NET ASSETS
Beginning of period	297,415	88,324	240,768	46,245
End of period	$963,571	$297,415	$568,156	$240,768

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	9,458	1,337	17,925	2,481
Units purchased	1,465	1,099	4,590	2,801
Units sold/transferred	6,266	7,022	9,269	12,643
End of period	17,189	9,458	31,784	17,925

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-31

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account		Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$944	$(71)	$(363)	$(152)
Net realized gain (loss)	(12,378)	(2,374)	(2,533)	(741)
Net change in unrealized appreciation (depreciation) on investments	59,947	(26,581)	16,271	(7,075)
Net increase (decrease) in net assets resulting from operations	48,513	(29,026)	13,375	(7,968)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	16,002	13,053	13,367	9,711
Net contractowner transfers between accounts	56,817	17,967	9,610	12,122
Withdrawals and death benefits (b)	(2,489)	(539)	(1,516)	(906)
Net increase (decrease) in net assets resulting from contractowner transactions	70,330	30,481	21,461	20,927
Net increase (decrease) in net assets	118,843	1,455	34,836	12,959

NET ASSETS
Beginning of period	59,877	58,422	27,184	14,225
End of period	$178,720	$59,877	$62,020	$27,184

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,591	4,065	4,795	1,452
Units purchased	2,594	1,345	2,079	1,660
Units sold/transferred	6,779	1,181	1,327	1,683
End of period	15,964	6,591	8,201	4,795

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account		Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$20,041	$9,987	$(196)	$(125)
Net realized gain (loss)	(4,056)	(2,771)	(3,255)	72
Net change in unrealized appreciation (depreciation) on investments	44,737	(34,694)	11,560	(7,371)
Net increase (decrease) in net assets resulting from operations	60,722	(27,478)	8,109	(7,424)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	7,077	6,762	7,246	11,895
Net contractowner transfers between accounts	103,768	19,366	4,090	(54)
Withdrawals and death benefits (b)	(4,528)	(318)	(1,068)	(986)
Net increase (decrease) in net assets resulting from contractowner transactions	106,317	25,810	10,268	10,855
Net increase (decrease) in net assets	167,039	(1,668)	18,377	3,431

NET ASSETS
Beginning of period	71,474	73,142	14,792	11,361
End of period	$238,513	$71,474	$33,169	$14,792

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	10,830	8,023	1,516	684
Units purchased	934	1,090	607	1,025
Units sold/transferred	11,616	1,717	269	(193)
End of period	23,380	10,830	2,392	1,516

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-33

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	MFS Growth Series—Initial Class Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(190)	$(281)	$3,126	$(124)
Net realized gain (loss)	(2,376)	2,765	988	429
Net change in unrealized appreciation (depreciation) on investments	34,499	(46,496)	56,035	(12,937)
Net increase (decrease) in net assets resulting from operations	31,933	(44,012)	60,149	(12,632)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,233	4,761	14,978	11,879
Net contractowner transfers between accounts	(71,747)	(9,368)	65,443	50,491
Withdrawals and death benefits (b)	(3,229)	(1,943)	(8,634)	(635)
Net increase (decrease) in net assets resulting from contractowner transactions	(69,743)	(6,550)	71,787	61,735
Net increase (decrease) in net assets	(37,810)	(50,562)	131,936	49,103

NET ASSETS
Beginning of period	75,364	125,926	56,385	7,282
End of period	$37,554	$75,364	$188,321	$56,385

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,894	5,084	5,157	440
Units purchased	328	236	1,360	828
Units sold/transferred	(3,416)	(426)	6,565	3,889
End of period	1,806	4,894	13,082	5,157

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Investors Growth Stock Series— Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(48)	$(56)	$4,146	$118
Net realized gain (loss)	(1,170)	186	(6,979)	(7,997)
Net change in unrealized appreciation (depreciation) on investments	9,094	(5,114)	31,149	(15,463)
Net increase (decrease) in net assets resulting from operations	7,876	(4,984)	28,316	(23,342)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,539	11,528	14,542	18,420
Net contractowner transfers between accounts	60,860	3,443	17,547	28,965
Withdrawals and death benefits (b)	(634)	(454)	(5,831)	(1,658)
Net increase (decrease) in net assets resulting from contractowner transactions	64,765	14,517	26,258	45,727
Net increase (decrease) in net assets	72,641	9,533	54,574	22,385

NET ASSETS
Beginning of period	13,763	4,230	41,290	18,905
End of period	$86,404	$13,763	$95,864	$41,290

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,891	363	1,820	515
Units purchased	566	1,144	632	697
Units sold/transferred	5,964	384	734	608
End of period	8,421	1,891	3,186	1,820

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-35

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$879	$(149)	$330	$202
Net realized gain (loss)	(67,989)	7,264	(4,661)	(2,236)
Net change in unrealized appreciation (depreciation) on investments	78,012	(65,916)	15,217	(17,161)
Net increase (decrease) in net assets resulting from operations	10,902	(58,801)	10,886	(19,195)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,519	9,008	4,527	1,435
Net contractowner transfers between accounts	(3,536)	(1,349)	(6,180)	13,081
Withdrawals and death benefits (b)	(1,550)	(4,451)	(1,378)	(852)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,567)	3,208	(3,031)	13,664
Net increase (decrease) in net assets	9,335	(55,593)	7,855	(5,531)

NET ASSETS
Beginning of period	52,296	107,889	23,372	28,903
End of period	$61,631	$52,296	$31,227	$23,372

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,271	4,164	2,489	1,651
Units purchased	244	409	390	127
Units sold/transferred	(1,255)	(302)	(596)	711
End of period	3,260	4,271	2,283	2,489

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$14,646	$7,529	$14,148	$7,024
Net realized gain (loss)	(13,069)	(468)	86,058	(1,872)
Net change in unrealized appreciation (depreciation) on investments	44,183	(25,783)	(8,574)	(6,671)
Net increase (decrease) in net assets resulting from operations	45,760	(18,722)	91,632	(1,519)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	31,668	25,948	31,619	19,720
Net contractowner transfers between accounts	34,076	99,811	159,541	135,889
Withdrawals and death benefits (b)	(5,077)	(2,395)	(14,549)	(4,766)
Net increase (decrease) in net assets resulting from contractowner transactions	60,667	123,364	176,611	150,843
Net increase (decrease) in net assets	106,427	104,642	268,243	149,324

NET ASSETS
Beginning of year	154,351	49,709	326,219	176,895
End of year	$260,778	$154,351	$594,462	$326,219

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	14,145	3,820	24,687	13,215
Units purchased	3,385	2,070	2,690	1,546
Units sold/transferred	2,178	8,255	11,310	9,926
End of period	19,708	14,145	38,687	24,687

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-37

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account— Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$15,568	$5,288	$6,099	$75
Net realized gain (loss)	33,530	(2,727)	(3,192)	248
Net change in unrealized appreciation (depreciation) on investments	42,475	(25,425)	27,188	(3,800)
Net increase (decrease) in net assets resulting from operations	91,573	(22,864)	30,095	(3,477)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	76,605	30,355	10,723	8,741
Net contractowner transfers between accounts	239,552	268,361	122,196	10,294
Withdrawals and death benefits (b)	(20,349)	(4,721)	(3,486)	(595)
Net increase (decrease) in net assets resulting from contractowner transactions	295,808	293,995	129,433	18,440
Net increase (decrease) in net assets	387,381	271,131	159,528	14,963

NET ASSETS
Beginning of year	353,619	82,488	18,444	3,481
End of year	$741,000	$353,619	$177,972	$18,444

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,475	6,143	1,311	162
Units purchased	5,964	2,263	769	485
Units sold/transferred	16,212	20,069	8,481	664
End of period	50,651	28,475	10,561	1,311

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC MidCap Blend Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the period October 23, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(191)	$(1,878)	$(712)
Net realized gain (loss)	(14)	(23,213)	(6,030)
Net change in unrealized appreciation (depreciation) on investments	5,250	143,178	(41,450)
Net increase (decrease) in net assets resulting from operations	5,045	118,087	(48,192)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	226	21,723	8,479
Net contractowner transfers between accounts	133,650	111,251	82,356
Withdrawals and death benefits (b)	(975)	(15,195)	(5,651)
Net increase (decrease) in net assets resulting from contractowner transactions	132,901	117,779	85,184
Net increase (decrease) in net assets	137,946	235,866	36,992

NET ASSETS
Beginning of year	—	117,601	80,609
End of year	$137,946	$353,467	$117,601

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	11,413	4,698
Units purchased	14	1,866	656
Units sold/transferred	8,391	8,674	6,059
End of period	8,405	21,953	11,413

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-39

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Natural Resources Portfolio—Class II Sub-Account		Value Portfolio—Class II Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(691)	$(396)	$190	$272
Net realized gain (loss)	4,203	(34,862)	(16,481)	(4,447)
Net change in unrealized appreciation (depreciation) on investments	97,395	(30,106)	25,638	(15,971)
Net increase (decrease) in net assets resulting from operations	100,907	(65,364)	9,347	(20,146)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	32,382	31,250	2,639	5,006
Net contractowner transfers between accounts	78,720	84,419	(7,603)	6,169
Withdrawals and death benefits (b)	(7,504)	(3,069)	(968)	(1,054)
Net increase (decrease) in net assets resulting from contractowner transactions	103,598	112,600	(5,932)	10,121
Net increase (decrease) in net assets	204,505	47,236	3,415	(10,025)

NET ASSETS
Beginning of year	84,563	37,327	34,054	44,079
End of year	$289,068	$84,563	$37,469	$34,054

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,743	564	2,223	1,640
Units purchased	788	640	157	246
Units sold/transferred	1,814	1,539	(628)	337
End of period	5,345	2,743	1,752	2,223

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,479)	$3,268	$(3,338)	$675
Net realized gain (loss)	(51,532)	(6,090)	(37,097)	(4,898)
Net change in unrealized appreciation (depreciation) on investments	139,618	(65,198)	201,326	(51,197)
Net increase (decrease) in net assets resulting from operations	86,607	(68,020)	160,891	(55,420)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	21,907	24,153	79,814	29,530
Net contractowner transfers between accounts	92,201	97,602	213,587	181,050
Withdrawals and death benefits (b)	(5,036)	(5,753)	(20,256)	(9,270)
Net increase (decrease) in net assets resulting from contractowner transactions	109,072	116,002	273,145	201,310
Net increase (decrease) in net assets	195,679	47,982	434,036	145,890

NET ASSETS
Beginning of year	99,058	51,076	227,905	82,015
End of year	$294,737	$99,058	$661,941	$227,905

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	11,322	3,275	29,221	7,625
Units purchased	1,487	2,118	9,031	3,228
Units sold/transferred	8,621	5,929	25,007	18,368
End of period	21,430	11,322	63,259	29,221

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-41

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Wanger International Sub-Account		Wanger Select Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$3,007	$43	$(442)	$(505)
Net realized gain (loss)	(19,877)	(2,624)	(22,711)	(15,157)
Net change in unrealized appreciation (depreciation) on investments	67,927	(32,128)	48,374	(29,764)
Net increase (decrease) in net assets resulting from operations	51,057	(34,709)	25,221	(45,426)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	16,899	18,172	9,906	10,185
Net contractowner transfers between accounts	67,572	8,788	(18,959)	21,966
Withdrawals and death benefits (b)	(5,488)	(5,457)	(3,064)	(3,693)
Net increase (decrease) in net assets resulting from contractowner transactions	78,983	21,503	(12,117)	28,458
Net increase (decrease) in net assets	130,040	(13,206)	13,104	(16,968)

NET ASSETS
Beginning of year	46,614	59,820	51,440	68,408
End of year	$176,654	$46,614	$64,544	$51,440

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,814	1,253	3,615	2,425
Units purchased	541	460	580	469
Units sold/transferred	2,239	101	(1,439)	721
End of period	4,594	1,814	2,756	3,615

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger USA Sub-Account
	For the year ended December 31, 2009	For the year ended December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(479)	$(194)
Net realized gain (loss)	(7,588)	202
Net change in unrealized appreciation (depreciation) on investments	30,690	(13,842)
Net increase (decrease) in net assets resulting from operations	22,623	(13,834)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	14,151	4,298
Net contractowner transfers between accounts	2,897	41,514
Withdrawals and death benefits (b)	(1,937)	(776)
Net increase (decrease) in net assets resulting from contractowner transactions	15,111	45,036
Net increase (decrease) in net assets	37,734	31,202

NET ASSETS
Beginning of year	33,480	2,278
End of year	$71,214	$33,480

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,487	61
Units purchased	556	150
Units sold/transferred	207	1,276
End of period	2,250	1,487

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “VUL”) and the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 5 investment Sub-Accounts and Intelligent Life offers 47 Sub-Accounts.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
TIAA-CREF Life Bond	12/04/2006	N/A
TIAA-CREF Life Growth Equity	12/12/2006	5/02/2002
TIAA-CREF Life Growth & Income	10/11/2006	5/02/2002
TIAA-CREF Life International Equity	7/25/2006	5/02/2002
TIAA-CREF Life Large Cap Value	7/25/2006	N/A
TIAA-CREF Life Money Market	6/30/2006	N/A
TIAA-CREF Life Real Estate	7/25/2006	N/A
TIAA-CREF Life Small Cap Equity	7/25/2006	N/A
TIAA-CREF Life Social Choice	9/05/2006	5/02/2002
TIAA-CREF Life Stock Index	7/31/2006	5/02/2002
Calamos Growth & Income Portfolio	11/01/2006	N/A
Credit Suisse Trust-Commodity Return Strategy Portfolio	11/03/2006	N/A
Credit Suisse Trust-International Equity Flex III Portfolio	12/11/2009	N/A
Credit Suisse Trust-U.S. Equity Flex I Portfolio[1]	5/08/2007	N/A
Delaware VIP Diversified Income Series—Standard Class	12/27/2006	N/A
Delaware VIP International Value Equity Series— Standard Class	2/05/2007	N/A
Delaware VIP Small Cap Value Series—Standard Class	3/29/2007	N/A
Franklin Income Securities Fund—Class 1	11/01/2006	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2007	N/A
Mutual Shares Securities Fund- Class 1	2/02/2007	N/A

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
Templeton Developing Markets Securities Fund—Class 1	11/03/2006	N/A
Janus Aspen Forty Portfolio- Institutional Shares	1/08/2007	N/A
Janus Aspen Overseas Portfolio—Institutional Shares[2]	11/03/2006	N/A
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[3]	12/28/2006	N/A
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	10/31/2006	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I4	10/11/2006	N/A
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I5	5/08/2007	N/A
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I6	2/05/2007	N/A
MFS Growth Series—Initial Class	11/03/2006	N/A
MFS Global Equity Series—Initial Class	2/27/2007	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2007	N/A
MFS Utilities Series—Initial Class	10/11/2006	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	12/27/2006	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	3/29/2007	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	10/31/2006	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	12/12/2006	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	3/29/2007	N/A
PVC Equity Income Account	4/04/2007	N/A
PVC MidCap Blend Account—Class 1	10/23/2009	N/A
Jennison 20/ 20 Focus Portfolio—Class II	5/24/2007	N/A
Natural Resources Portfolio—Class II	2/02/2007	N/A
Value Portfolio—Class II	6/05/2007	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1/08/2007	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/02/2007	N/A
Wanger International	10/31/2006	N/A
Wanger Select	2/02/2007	N/A
Wanger USA	10/31/2006	N/A

[1]	Formerly Credit Suisse Trust-Small Cap Core I Portfolio
[2]	Formerly Janus Aspen International Growth Portfolio
[3]	Formerly Janus Aspen Mid Cap Value Portfolio
[4]	Formerly Legg Mason Partners Variable Aggressive Growth Portfolio-Class I
[5]	Formerly Legg Mason Partners Variable Global High Yield Bond Portfolio-Class I
[6]	Formerly Legg Mason Partners Variable Small Cap Growth Portfolio-Class I

The Credit Suisse Trust-International Equity Flex II Portfolio was merged into the Credit Suisse Trust-International Equity Flex III Portfolio on December 11, 2009.

The PVC MidCap Stock Account-Class 1 was merged into the PVC MidCap Blend Account-Class 1 on October 23, 2009.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates.

B-44	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Accounting for investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distribution are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2005-2009) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Account’s major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies—These investments are valued at net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2009, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the VUL Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21+, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses are assessed through redemption of units and include the following:

Additional expense charges	Intelligent Life	Variable Universal life
Accelerated death benefit charge (when death benefit is paid):	$0 to $200	$0 to $200

Cost of insurance (monthly):	$0.18 to $1,000 per $1,000 of net amount at risk	None
Single Life Policy	None	$0.19 to $1,000 per $1,000 of net amount at risk
Last Survivor Policy	None	$0.00 to $1,000 per $1,000 of net amount at risk
Single Life Term Rider	None	$0.52 to $125.71 per $1,000 of net amount at risk

Level cost of insurance endorsement (monthly):	$0.36 to $127.94 per $1,000 of net amount at risk depending upon age and term selected	None

Loan interest expense / Loan interest spread (daily):	Annual rate of 5.00%	0.50% to 2.00% annually of loan account value depending upon length of policy

Loan account crediting rate (daily):	Annual rate of 4.35% to 4.80%	Annual rate of 2.00% for the first 15 policy years, and 0.50% thereafter

Partial withdrawal charge (time each withdrawal is made):	$20	None

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Additional expense charges	Intelligent Life	Variable Universal life
Policy Fee (monthly):	$0 to $10
Single Life Policy	None	$72 to $600 annually
Last Survivor Policy	None	$72 to $996 annually

Policy Unit Charge (monthly):
Last Survivor Policy	None	$0.00 to $1.50 per $1,000 of Face amount
Single Life Policy	None	$0.24 to $1.20 per $1,000 of Face or increase in Face amount
Single Life Term Rider	None	$0.00 to $1.50 per $1,000 of Face amount

Premium expense (on each payment received):	0.00% to 3.50%	0.00% to 6.00%

Transfer fee (per transfer):	$0 to $25	$0 to $25

Waiver of monthly charges rider (monthly):	3.00% to 18.39%
Single Life Policy	None	3.00% to 10.00%
Last Survivor Policy	None	None

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in TIAA-CREF Life Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc., a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2009 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Bond	$916,472	$357,502
TIAA-CREF Life Growth Equity	547,219	402,667
TIAA-CREF Life Growth & Income	958,720	388,900
TIAA-CREF Life International Equity	1,439,817	897,844
TIAA-CREF Life Large Cap Value	463,106	381,631
TIAA-CREF Life Money Market	15,386,526	16,736,182
TIAA-CREF Life Real Estate	824,883	668,664
TIAA-CREF Life Small Cap Equity	380,181	327,674
TIAA-CREF Life Social Choice	205,612	168,321
TIAA-CREF Life Stock Index	3,575,766	2,366,120
Calamos Growth & Income Portfolio	155,823	189,985
Credit Suisse Trust-Commodity Return Strategy Portfolio	409,998	227,446
Credit Suisse Trust-International Equity Flex III Portfolio	19,684	5,316
Credit Suisse Trust-U.S. Equity Flex I Portfolio	3,794	1,273
Delaware VIP Diversified Income Series—Standard Class	465,220	224,644
Delaware VIP International Value Equity Series—Standard Class	164,649	73,537

Sub-Accounts	Purchases	Sales
Delaware VIP Small Cap Value Series—Standard Class	$25,760	$17,542
Franklin Income Securities Fund—Class 1	272,032	172,339
Franklin Small-Mid Cap Growth Securities Fund—Class I	46,031	25,999
Mutual Shares Securities Fund—Class I	118,474	118,689
Templeton Developing Markets Securities Fund—Class 1	470,639	213,589
Janus Aspen Forty Portfolio—Inst. Shares	315,928	164,897
Janus Aspen Overseas Portfolio—Inst. Shares	564,856	201,147
Janus Aspen Perkins Mid Cap Value Portfolio—Inst. Shares	515,065	311,243
Janus Aspen INTECH Risk Managed Core Portfolio—Service Shares	232,998	161,723
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	29,537	8,439
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	225,210	98,852
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	19,440	9,368
MFS Growth Series—Initial Class	18,523	88,456
MFS Global Equity Series—Initial Class	241,046	166,133
MFS Investors Growth Stock Series—Initial Class	83,206	18,488
MFS Utilities Series—Initial Class	131,130	100,727
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	57,431	52,772
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	13,628	15,839
PIMCO VIT All Asset Portfolio—Inst. Class	230,570	155,257
PIMCO VIT Global Bond Portfolio (Unhedged)—Inst. Class	740,132	498,603
PIMCO VIT Real Return Portfolio—Inst. Class	761,545	422,735
PVC Equity Income Account	166,132	30,600
PVC MidCap Blend Account—Class 1	135,141	2,431
Jennison 20/20 Focus Portfolio—Class II	269,890	153,989
Natural Resources Portfolio—Class II	216,560	91,950
Value Portfolio—Class II	22,421	28,163
Royce Capital Fund Micro-Cap Portfolio—Investment Class	212,614	105,021
Royce Capital Fund Small-Cap Portfolio—Investment Class	499,082	229,274
Wanger International	168,468	86,478
Wanger Select	46,434	58,992
Wanger USA	42,715	28,083

Note 5—accounting pronouncement

In January 2010, the Financial Accounting Standards Board issued authoritative guidance that improves disclosures about fair value measurements thereby increasing transparency in financial reporting. Some of the new disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009. The remaining disclosure requirements are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of the new disclosure requirements will have on the financial statements.

Note 6—subsequent events

The Board of Trustees of the Janus Aspen Series (“Janus Trustees”) approved a plan to liquidate the Janus Aspen INTECH

B-46	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Risk-Managed Core Portfolio (“Janus Aspen INTECH Portfolio”) effective on or about April 30, 2010 or at such earlier time as may be authorized by the Janus Trustees. Effective February 1, 2010, the Janus Aspen INTECH Portfolio will no longer be available as an option for the Intelligent Life contract. Janus Aspen INTECH Portfolio assets remaining in the Intelligent Life contract on April 30, 2010 will automatically be reallocated to the TIAA-CREF Life Money Market Fund Sub-Account.

Effective April 12, 2010, the Credit Suisse Trust—Commodity Return Portfolio, Credit Suisse—International Equity Flex III Portfolio, and the Credit Suisse Trust—U.S. Equity Flex I Portfolio will no longer be available as a contract allocation option for new allocations to the Intelligent Life contract, including allocations by transfer from other available contract allocation options. These Sub-Accounts will continue to be maintained for existing allocations.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Note 7—financial highlights

	TIAA-CREF Life Bond Sub-Account
	For the Years Ended						For the period December 4, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	6.39% to 7.03%		(0.55)% to .043%		4.47% to 9.86%		(5.27)% to (0.95)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$28.02 to $28.72		$26.34 to $26.83		$26.48 to $26.82		$24.26 to $25.35
Net Assets, End of Period	$1,324,988		$747,476		$742,771		$78,462
Accumulation Units Outstanding, End of Period	46,692		28,138		27,822		3,095
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.29%	(e)	4.89%	(e)	6.09%	(e)	176.88%	(c)(d)

	TIAA-CREF Life Growth Equity Sub-Account
	For the Years Ended						For the period December 12, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Years Ended
	2009		2008		2007				2006 Variable Universal Life Account		2005 Variable Universal Life Account

Total Return Lowest to Highest (g)	34.19% to 35.06%		(41.27)% to (40.92)%		20.54% to 21.87%		(1.35)% to 0.85%	(a)	5.30%		5.11%
Accumulation Unit Value, End of Year Lowest to Highest	$14.15 to $14.83		$10.54 to $10.98		$17.95 to $18.56		$14.82 to $14.89		$15.31		$14.54
Net Assets, End of Period	$1,834,933		$1,241,712		$1,649,669		$38,669		$614,000		$415,000
Accumulation Units Outstanding, End of Period	125,503		114,460		89,807		2,597		40,141		28,501
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%		0.30%
Ratio of Investment Income to Average Net Assets	0.96%	(e)	1.02%	(e)	0.99%	(e)	15.06%	(c)(d)	0.96%	(c)	0.95%	(c)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	Prior to 2007, Investment Income included capital gains distributions.
(d)	Annualized for periods less than one year.
(e)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(f)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(g)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

B-48	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	TIAA-CREF Life Growth & Income Sub-Account
	For the Years Ended						For the period October 11, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Years Ended
	2009		2008		2007				2006 Variable Universal Life Account		2005 Variable Universal Life Account

Total Return Lowest to Highest (g)	26.55% to 27.38%		(35.41)% to (35.00)%		17.39% to 19.55%		(0.55)% to 6.53%	(a)	16.46%		6.25%
Accumulation Unit Value, End of Year Lowest to Highest	$23.95 to $26.07		$18.92 to $20.47		$29.30 to $31.47		$24.67 to $24.96		$26.61		$22.85
Net Assets, End of Period	$2,914,629		$1,823,676		$1,988,648		$50,258		$1,190,000		$661,000
Accumulation Units Outstanding, End of Period	115,296		90,982		63,855		2,014		44,713		28,911
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%		0.30%
Ratio of Investment Income to Average Net Assets	2.04%	(e)	2.19%	(e)	1.71%	(e)	22.59%	(c)(d)	1.83%	(c)	1.88%	(c)

	TIAA-CREF Life International Equity Sub-Account
	For the Years Ended						For the period July 25, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Years Ended
	2009		2008		2007				2006 Variable Universal Life Account		2005 Variable Universal Life Account

Total Return Lowest to Highest (g)	30.50% to 31.35%		(50.49)% to (50.15)%		18.22% to 20.27%		(0.58)% to 18.80%	(a)	29.56%		14.67%
Accumulation Unit Value, End of Year Lowest to Highest	$19.19 to $21.23		$14.71 to $16.16		$29.70 to $32.42		$24.86 to $25.13		$27.25		$21.04
Net Assets, End of Period	$3,130,710		$1,963,576		$3,085,896		$75,679		$1,263,000		$661,000
Accumulation Units Outstanding, End of Period	154,790		126,659		98,234		3,012		46,363		31,415
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00% to 0.10%	(d)	0.30%		0.30%
Ratio of Investment Income to Average Net Assets	4.07%	(e)	0.05%	(e)	2.56%	(e)	9.23%	(c)(d)	1.89%	(c)	2.49%	(c)

	TIAA-CREF Life Large Cap Value Sub-Account
	For the Years Ended						For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	30.22% to 31.00%		(41.31)% to (40.95)%		0.02% to 8.33%		(6.54)% to 13.24%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$29.45 to $30.19		$22.62 to $23.04		$38.53 to $39.03		$35.80 to $38.53
Net Assets, End of Period	$939,883		$670,401		$779,230		$105,576
Accumulation Units Outstanding, End of Period	31,603		29,405		20,108		2,741
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.08%	(d)
Ratio of Investment Income to Average Net Assets	2.05%	(e)	2.18%	(e)	3.05%	(e)	69.47%	(c)(d)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Money Market Sub-Account
	For the Years Ended						For the period June 30, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	(0.41)% to 0.19%		1.90% to 2.501%		1.03% to 4.88%		3.02% to 3.73%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$1.09 to $1.11		$1.09 to $1.11		$1.07 to $1.08		$1.02 to $1.03
Net Assets, End of Period	$5,633,821		$6,983,477		$2,472,266		$1,208,669
Accumulation Units Outstanding, End of Period	5,160,705		6,388,862		2,295,750		1,173,465
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.01% to 0.04%
Ratio of Investment Income to Average Net Assets	0.55%	(e)	2.65%	(e)	5.06%	(e)	4.14%	(c)(d)

	TIAA-CREF Life Real Estate Sub-Account
	For the Years Ended						For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	23.93% to 24.67%		(38.86)% to (38.49)%		(16.64)% to (9.11)%		(8.72)% to 16.21%(	a)
Accumulation Unit Value, End of Year Lowest to Highest	$25.87 to $26.52		$20.87 to $21.27		$34.14 to $34.58		$37.80 to $40.96
Net Assets, End of Period	$745,328		$439,390		$410,345		$70,427
Accumulation Units Outstanding, End of Period	28,524		20,909		11,966		1,719
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.11%	(d)
Ratio of Investment Income to Average Net Assets	4.59%	(e)	6.03%	(e)	6.02%	(e)	37.84%	(c)(d)

	TIAA-CREF Life Small Cap Equity Sub-Account
	For the Years Ended						For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	26.55% to 27.30%		(33.07)% to (32.66)%		(6.18)% to 3.18%		(8.94)% to 11.92%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$27.72 to $28.41		$21.91 to $22.32		$32.73 to $33.15		$31.92 to $34.88
Net Assets, End of Period	$469,983		$328,336		$343,493		$47,656
Accumulation Units Outstanding, End of Period	16,811		14,857		10,432		1,366
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.09%	(d)
Ratio of Investment Income to Average Net Assets	1.54%	(e)	1.81%	(e)	2.44%	(e)	72.20%	(c)(d)

B-50	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	TIAA-CREF Life Social Choice Sub-Account
	For the Years Ended						For the period		For the Years Ended
	2009		2008		2007		September 5, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		2006 Variable Universal Life Account		2005 Variable Universal Life Account

Total Return Lowest to Highest (g)	31.26% to 32.12%		(36.69)% to (36.28)%		(2.13)% to 4.93%		7.90%	(a)	14.30%		6.79%
Accumulation Unit Value, End of Year Lowest to Highest	$23.01 to $25.92		$17.53 to $19.62		$27.69 to $30.80		$27.15		$29.63		$25.92
Net Assets, End of Period	$640,996		$470,803		$595,033		$7,125		$368,000		$227,000
Accumulation Units Outstanding, End of Period	25,452		24,863		19,865		262		12,414		8,772
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%		0.30%
Ratio of Investment Income to Average Net Assets	2.38%	(e)	1.54%	(e)	2.35%	(e)	34.54%	(c)(d)	2.92%	(c)	2.88%	(c)

	TIAA-CREF Life Stock Index Sub-Account
	For the Years Ended						For the period July 31, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Years Ended
	2009		2008		2007				2006 Variable Universal Life Account		2005 Variable Universal Life Account

Total Return Lowest to Highest (g)	27.15% to 27.98%		(37.68)% to (37.27)%		(2.28)% to 4.85%		11.08%	(a)	15.28%		5.72%
Accumulation Unit Value, End of Year Lowest to Highest	$25.93 to $30.09		$20.39 to $23.51		$32.72 to $37.48		$31.24		$35.74		$31.01
Net Assets, End of Period	$5,060,814		$2,863,561		$3,464,102		$105,602		$1,767,000		$1,035,000
Accumulation Units Outstanding, End of Period	183,694		130,622		97,542		3,380		49,445		33,395
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.12%	(d)	0.30%		0.30%
Ratio of Investment Income to Average Net Assets	2.28%	(e)	2.27%	(e)	2.47%	(e)	6.62%	(c)(d)	2.91%	(c)	2.24%	(c)

	Calamos Growth & Income Portfolio Sub-Account
	For the Years Ended						For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	38.11% to 38.52%		(32.38)% to (32.18)%		1.43% to 18.55%		(6.00)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$15.78 to $15.97		$11.43 to $11.53		$16.90 to $17.00		$14.25
Net Assets, End of Period	$207,364		$178,350		$104,459		$2,664
Accumulation Units Outstanding, End of Period	13,070		15,575		6,180		187
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.01%	(d)
Ratio of Investment Income to Average Net Assets	2.78%	(e)	0.96%	(e)	2.44%	(e)	0.00%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
	For the Years Ended						For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	18.35% to 19.06%		(34.34)% to (34.15)%		1.25% to 18.69%		(2.28)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$9.48 to $9.71		$8.01 to $8.08		$12.19 to $12.27		$10.27
Net Assets, End of Period	$240,872		$47,049		$21,813		$287
Accumulation Units Outstanding, End of Period	25,191		5,870		1,787		28
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	13.87%	(e)	1.42%	(e)	6.03%	(e)	0.00%

	Credit Suisse Trust International Equity Flex III Portfolio Sub-Account
	For the period December 11, 2009 (commencement of operations) to December 31, 2009

Total Return Lowest to Highest (g)	0.98%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$9.52
Net Assets, End of Period	$14,555
Accumulation Units Outstanding, End of Period	1,529
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%

	Credit Suisse U.S. Equity Flex I Portfolio Sub-Account
	For the Year Ended				For the period May 8, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	23.49% to 23.86%		(35.22)% to (35.02)%		(7.48)% to (0.53)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$7.45 to $7.51		$6.03 to $6.06		$9.31 to $9.33
Net Assets, End of Period	$21,463		$14,972		$21,033
Accumulation Units Outstanding, End of Period	2,862		2,472		2,255
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.24%	(e)	0.08%	(e)	0.04%	(d)(e)

	Delaware VIP Diversified Income Series—Standard Class Sub-Account
	For the Years Ended						For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	25.76% to 26.52%		(5.44)% to (4.88)%		4.93%		0.09%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$12.35 to $12.65		$9.82 to $10.00		$10.38		$9.74
Net Assets, End of Period	$754,627		$406,648		$15,408		$50
Accumulation Units Outstanding, End of Period	60,362		41,006		1,484		5
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.16%	(e)	0.60%	(e)	1.53%	(e)	0.00%

B-52	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	Delaware VIP International Value Equity Series—Standard Class Sub-Account
	For the Year Ended				For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	33.46% to 33.86%		(42.97)% to (42.79)%		2.04%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$18.16 to $18.38		$13.61 to $13.73		$23.86
Net Assets, End of Period	$207,779		$71,797		$47,300
Accumulation Units Outstanding, End of Period	11,372		5,271		1,982
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.58%	(e)	1.47%	(e)	1.44%	(d)(e)

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account
	For the Year Ended				For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	30.59% to 30.98%		(30.54)% to (30.33)%		(14.34)% to (9.55)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$27.79 to $28.12		$21.28 to $21.47		$30.63 to $30.81
Net Assets, End of Period	$368,754		$270,561		$376,365
Accumulation Units Outstanding, End of Period	13,126		12,609		12,216
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.98%	(e)	0.77%	(e)	0.00%

	Franklin Income Securities Fund—Class 1 Sub-Account
	For the Years Ended						For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	34.61% to 35.01%		(30.08)% to (29.87)%		(0.15)% to 6.92%		3.16%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$17.69 to $17.91		$13.14 to $13.26		$18.79 to $18.91		$17.58
Net Assets, End of Period	$208,323		$72,966		$48,675		$710
Accumulation Units Outstanding, End of Period	11,716		5,521		2,575		40
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	7.34%	(e)	5.69%	(e)	0.27%	(e)	0.00%

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account
	For the Year Ended		For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2009	2008

Total Return Lowest to Highest (g)	42.59% to 43.02%	(42.89)% to (42.72)%	6.31%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$20.06 to $20.30	$14.07 to $14.20	$24.64
Net Assets, End of Period	$92,365	$44,402	$42,866
Accumulation Units Outstanding, End of Period	4,599	3,154	1,740
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.65% to 0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-53

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Mutual Shares Securities Fund—Class 1 Sub-Account
	For the Year Ended				For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	25.16% to 25.53%		(37.53)% to (37.34)%		(0.87)% to (0.11)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$17.30 to $17.51		$13.82 to $13.95		$22.12 to $22.26
Net Assets, End of Period	$230,993		$180,096		$131,220
Accumulation Units Outstanding, End of Period	13,265		12,974		5,910
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.36%	(e)	3.89%	(e)	0.55%	(d)(e)

	Templeton Developing Markets Securities Fund—Class 1 Sub-Account
	For the Years Ended						For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	71.69% to 72.72%		(53.068)% to (52.927)%		2.64% to 29.47%		9.83%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$14.39 to $14.75		$8.38 to $8.46		$17.86 to $17.97		$13.79
Net Assets, End of Period	$455,587		$69,439		$50,557		$499
Accumulation Units Outstanding, End of Period	31,394		8,261		2,829		36
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	1.51%	(e)	2.88%	(e)	1.40%	(e)	0.00%

	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account
	For the Year Ended				For the period January 8, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	44.96% to 45.82%		(44.68)% to (44.34)%		21.62% to 35.64%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$32.59 to $33.40		$22.49 to $22.91		$40.65 to $40.90
Net Assets, End of Period	$614,023		$291,365		$43,514
Accumulation Units Outstanding, End of Period	18,618		12,844		1,066
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.04%	(e)	0.16%	(e)	0.43%	(d)(e)

	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
	For the Years Ended						For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	77.87% to 78.93%		(52.57)% to (52.28)%		12.86% to 29.47%		8.15%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$55.44 to $56.81		$31.17 to $31.75		$65.71 to $66.12		$50.75
Net Assets, End of Period	$963,571		$297,415		$88,324		$746
Accumulation Units Outstanding, End of Period	17,189		9,458		1,337		15
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.63%	(e)	2.91%	(e)	0.95%	(e)	0.00%

B-54	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account
	For the Years Ended						For the period December 28, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	32.43% to 33.23%		(28.45)% to (28.02)%		13.04%		(0.48)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$17.66 to $18.10		$13.34 to $13.59		$18.64		$16.49
Net Assets, End of Period	$568,156		$240,768		$46,245		$176
Accumulation Units Outstanding, End of Period	31,784		17,925		2,481		11
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.66%	(e)	3.81%	(e)	3.74%	(e)	0.00%

	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account
	For the Years Ended						For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	21.40% to 22.13%		(36.84)% to (36.65)%		2.89% to 14.10%		(6.11)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$11.01 to $11.28		$9.07 to $9.15		$14.36 to $14.45		$12.59
Net Assets, End of Period	$178,720		$59,877		$58,422		$122
Accumulation Units Outstanding, End of Period	15,964		6,591		4,065		10
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	1.04%	(e)	0.79%	(e)	1.23%	(e)	0.00%

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the Years Ended			For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2009	2008	2007

Total Return Lowest to Highest (g)	33.30% to 33.70%	(40.97)% to (40.79)%	(0.68)%	2.82%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$7.54 to $7.60	$5.66 to $5.69	$9.59	$25.68
Net Assets, End of Period	$62,020	$27,184	$14,225	$587
Accumulation Units Outstanding, End of Period	8,201	4,795	1,452	23
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.00%

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	For the Year Ended				For the period May 8, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	54.09% to 55.01%		(31.48)% to (31.07)%		(4.65)% to (4.28)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$10.10 to $10.27		$6.56 to $6.62		$9.57 to $9.61
Net Assets, End of Period	$238,513		$71,474		$73,142
Accumulation Units Outstanding, End of Period	23,380		10,830		8,023
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	14.27%	(e)	13.64%	(e)	12.92%	(d)(e)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-55

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the Year Ended		For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2009	2008

Total Return Lowest to Highest (g)	41.43% to 41.85%	(37.86)%	(0.70)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$13.80 to $13.96	$9.76	$16.61
Net Assets, End of Period	$33,169	$14,792	$11,361
Accumulation Units Outstanding, End of Period	2,392	1,516	684
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%

	MFS Growth Series—Initial Class Sub-Account
	For the Years Ended					For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	36.38% to 37.20%		(38.01)% to (37.64)%		19.84% to 20.58%	(0.61)% to 4.55%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$20.72 to $21.24		$15.19 to $15.48		$24.51 to $24.82	$20.45 to $20.51
Net Assets, End of Period	$37,554		$75,364		$125,926	$15,757
Accumulation Units Outstanding, End of Period	1,806		4,894		5,084	771
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.36%	(e)	0.23%	(e)	0.00%	0.00%

	MFS Global Equity Series—Initial Class Sub-Account
	For the Year Ended				For the period February 27, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	30.74% to 31.52%		(34.40)% to (34.20)%		7.63%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$14.20 to $14.54		$10.86 to $10.96		$16.56
Net Assets, End of Period	$188,321		$56,385		$7,282
Accumulation Units Outstanding, End of Period	13,082		5,157		440
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.34%	(e)	0.22%	(e)	1.60%	(d)(e)

	MFS Investors Growth Stock Series—Initial Class Sub-Account
	For the Year Ended				For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	38.24% to 39.07%		(37.47)%		8.78%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$10.06 to $10.30		$7.28		$11.64
Net Assets, End of Period	$86,404		$13,763		$4,230
Accumulation Units Outstanding, End of Period	8,421		1,891		363
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.13%	(e)	0.31%	(e)	0.20%	(d)(e)

B-56	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	MFS Utilities Series—Initial Class Sub-Account
	For the Years Ended						For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	31.96% to 32.36%		(38.26)% to (38.07)%		26.49%		11.59%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$29.89 to $30.26		$22.65 to $22.86		$36.69		$29.01
Net Assets, End of Period	$95,864		$41,290		$18,905		$206
Accumulation Units Outstanding, End of Period	3,186		1,820		515		7
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.56%	(e)	1.13%	(e)	0.04%	(e)	0.00%

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account
	For the Years Ended						For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	54.60% to 55.07%		(52.84)% to (52.70)%		(1.24)% to 22.93%		(0.52)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$18.79 to $19.02		$12.16 to $12.27		$25.78 to $25.93		$20.97
Net Assets, End of Period	$61,631		$52,296		$107,889		$20
Accumulation Units Outstanding, End of Period	3,260		4,271		4,164		1
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	2.98%	(e)	0.54%	(e)	1.84%	(e)	0.00%

	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the Year Ended				For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	45.18% to 45.61%		(46.33)% to (46.17)%		(1.15)% to 5.46%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$13.61 to $13.77		$9.37 to $9.46		$17.46 to $17.57
Net Assets, End of Period	$31,227		$23,372		$28,903
Accumulation Units Outstanding, End of Period	2,283		2,488		1,651
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.04%	(e)	1.49%	(e)	0.63%	(d)(e)

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	For the Years Ended						For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	20.59% to 21.31%		(16.50)% to (16.25)%		12.43%		(2.13)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$13.10 to $13.43		$10.87 to $10.97		$13.01		$11.57
Net Assets, End of Period	$260,778		$154,351		$49,709		$47
Accumulation Units Outstanding, End of Period	19,708		14,145		3,820		4
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	6.80%	(e)	8.40%	(e)	15.72%	(e)	0.00%

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-57

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the Years Ended						For the period December 12, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	15.94% to 16.63%		(1.63)% to (1.04)%		8.88% to 9.62%		(0.41)% to (0.07)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$15.13 to $15.51		$13.05 to $13.30		$13.27 to $13.44		$12.19 to $12.23
Net Assets, End of Period	$594,462		$326,219		$176,895		$38,049
Accumulation Units Outstanding, End of Period	38,687		24,687		13,215		3,121
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.29%	(e)	3.53%	(e)	3.42%	(e)	0.00%

	PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
	For the Years Ended				For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	17.46% to 18.16%		(7.79)% to (7.24)%		1.57% to 7.24%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$14.47 to $14.82		$12.32 to $12.54		$13.36 to $13.44
Net Assets, End of Period	$741,000		$353,619		$82,488
Accumulation Units Outstanding, End of Period	50,651		28,475		6,143
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	3.36%	(e)	3.26%	(e)	6.44%	(d)(e)

	PVC Equity Income Account Sub-Account
	For the Years Ended				For the period April 4, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	18.87% to 19.23%		(34.57)%		1.66%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$16.72 to $16.93		$14.07		$21.50
Net Assets, End of Period	$177,972		$18,444		$3,481
Accumulation Units Outstanding, End of Period	10,561		1,311		162
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	4.83%	(e)	1.96%	(e)	0.00%

	PVC MidCap Blend Account—Class 1 Sub-Account
	For the period October 23, 2009 (commencement of operations) to December 31, 2009

Total Return Lowest to Highest (g)	3.77% to 3.83%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$16.27 to $16.48
Net Assets, End of Period	$137,946
Accumulation Units Outstanding, End of Period	8,405
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%

B-58	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the Year Ended		For the period May 24, 2007 (commencement of operations) to December 31, 2007
	2009	2008

Total Return Lowest to Highest (g)	55.92% to 56.38%	(39.97)% to (39.79)%	1.70% to 5.50%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$15.97 to $16.17	$10.24 to $10.34	$17.07 to $17.17
Net Assets, End of Period	$353,467	$117,601	$80,609
Accumulation Units Outstanding, End of Period	21,953	11,413	4,698
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.38%	(d)(e)

	Natural Resources Portfolio—Class II Sub-Account
	For the Years Ended				For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	74.75% to 75.80%		(53.63)% to (53.35)%		5.75% to 45.92%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$53.44 to $54.77		$30.58 to $31.15		$65.95 to $ 66.37
Net Assets, End of Period	$289,068		$84,563		$37,327
Accumulation Units Outstanding, End of Period	5,345		2,743		564
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.29%	(e)	0.18%	(e)	1.23%	(d)(e)

	Value Portfolio—Class II Sub-Account
	For the Year Ended				For the period June 5, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	40.06% to 40.48%		(43.10)% to (42.93)%		(10.11%) to (7.33%)	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$21.29 to $21.56		$15.20 to $15.34		$26.72 to $26.89
Net Assets, End of Period	$37,469		$34,054		$44,079
Accumulation Units Outstanding, End of Period	1,752		2,223		1,640
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.36%	(e)	1.34%	(e)	4.26%	(d)(e)

	Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
	For the Year Ended				For the period January 8, 2007 (commencement of operations) to December 31, 2007
	2009		2008

Total Return Lowest to Highest (g)	56.55% to 57.49%		(43.81)% to (43.64)%		(6.45%) to 5.22%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$13.66 to $13.99		$8.73 to $8.81		$15.53 to $15.62
Net Assets, End of Period	$294,737		$99,058		$51,076
Accumulation Units Outstanding, End of Period	21,430		11,321		3,275
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(e)	4.32%	(e)	4.59%	(d)(e)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-59

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	concluded

	Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
	For the Year Ended			For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2009	2008

Total Return Lowest to Highest (g)	33.93% to 34.73%	(27.87)% to (27.43)%		(12.61)% to (4.67)%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$10.37 to $10.62	$7.74 to $7.88		$10.73 to $10.80
Net Assets, End of Period	$661,941	$227,905		$82,015
Accumulation Units Outstanding, End of Period	63,259	29,221		7,625
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	1.14%	(e)	0.11%	(d)(e)

	Wanger International Sub-Account
	For the Years Ended						For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2009		2008		2007

Total Return Lowest to Highest (g)	48.37% to 49.26%		(46.12)% to (45.95)%		(4.78)% to 15.03%		8.84%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$38.07 to $39.02		$25.66 to $25.90		$47.61 to $47.92		$41.39
Net Assets, End of Period	$176,654		$46,614		$59,820		$51
Accumulation Units Outstanding, End of Period	4,594		1,814		1,253		1
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.03%	(e)	0.91%	(e)	0.11%	(e)	0.00%

	Wanger Select Sub-Account
	For the Year Ended		For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2009	2008

Total Return Lowest to Highest (g)	64.62% to 65.11%	(49.54)% to (49.39)%	(7.57)% to 3.66%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$23.32 to $23.60	$14.17 to $14.29	$28.08 to $28.25
Net Assets, End of Period	$64,544	$51,440	$68,408
Accumulation Units Outstanding, End of Period	2,756	3,614	2,425
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%

	Wanger USA Sub-Account
	For the Years Ended			For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2009	2008	2007

Total Return Lowest to Highest (g)	40.89% to 41.31%	(40.25)% to (40.08)%	4.23%	1.44%	(a)
Accumulation Unit Value, End of Year Lowest to Highest	$31.61 to $32.00	$22.44 to $22.65	$37.55	$36.03
Net Assets, End of Period	$71,214	$33,480	$2,278	$48
Accumulation Units Outstanding, End of Period	2,250	1,487	61	1
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.65% to 0.95%	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.00%

B-60	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY
December 31, 2009
B-62	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-63	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-64	Statements of Operations
B-65	Statements of Changes in Capital and Surplus
B-66	Statements of Cash Flows
B-67	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-86	Report of Management Responsibility
B-87	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-88	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-89	Statements of Operations
B-90	Statements of Changes in Capital and Contingency Reserves
B-91	Statements of Cash Flow
B-92	Notes to Statutory–Basis Financial Statements

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-61

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No.10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities. This statement superceded Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, which was previously adopted by the Company on January 1, 2008.

New York, New York

April 12, 2010

B-62	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(in thousands)	2009	2008

ADMITTED ASSETS
Bonds	$2,385,576	$2,130,765
Preferred stocks	5,502	43,899
Mortgage loans	61,415	80,822
Other long-term investments	1,828	2,170
Cash, cash equivalents and short-term investments	110,885	104,993
Investment income due and accrued	30,123	28,000
Separate account assets	703,712	513,568
Federal income tax recoverable from TIAA	755	206
Net deferred federal income tax asset	8,799	2,196
Other assets	10,493	10,966
Total admitted assets	$3,319,088	$2,917,585

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,263,530	$2,125,092
Asset valuation reserve	292	908
Interest maintenance reserve	4,983	2,161
Separate account liabilities	680,135	493,427
Other liabilities	16,835	15,666
Total liabilities	2,965,775	2,637,254

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	287,500
Surplus (Deficit)	(6,687)	(9,669)
Total capital and surplus	353,313	280,331
Total liabilities, capital and surplus	$3,319,088	$2,917,585

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-63

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2009	2008	2007

REVENUES
Insurance and annuity premiums and other considerations	$232,200	$169,340	$171,025
Net investment income	131,115	123,083	128,431
Total revenues	$363,315	$292,423	$299,456

EXPENSES
Policy and contract benefits	$142,267	$155,949	$227,863
Increase (decrease) in policy and contract reserves	55,901	36,718	(121,111)
Net operating expenses	42,778	40,429	43,988
Net transfers to separate accounts	75,252	20,880	97,470
Other benefits and expenses	22,759	22,878	26,649
Total expenses	$338,957	$276,854	$274,859

Income before federal income tax and net realized capital losses	$24,358	$15,569	$24,597
Federal income tax expense	11,922	4,005	6,173
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(19,452)	(73,040)	(8,326)
Net (loss) income	$(7,016)	$(61,476)	$10,098

B-64	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553
Net income			10,098	10,098
Net unrealized capital losses on investments			(566)	(566)
Change in asset valuation reserve			5,453	5,453
Changes in surplus in separate accounts			14	14
Change in net deferred income tax			1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset			(1,215)	(1,215)
Deferred premium asset limitation			(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

Net loss			(61,476)	(61,476)
Net unrealized capital gains on investments			759	759
Change in asset valuation reserve			9,418	9,418
Changes in surplus in separate accounts			(3)	(3)
Change in net deferred income tax			24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset			(24,599)	(24,599)
Deferred premium asset limitation			(540)	(540)
Other assets			(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

Net loss			(7,016)	(7,016)
Net unrealized capital loss on investments			(1,706)	(1,706)
Change in asset valuation reserve			616	616
Change in accounting principle (Adoption of SSAP 43R)			4,290	4,290
Change in accounting principle (Adoption of SSAP 10R)			3,967	3,967
Changes in surplus in separate accounts			3,436	3,436
Change in liability for reinsurance in unauthorized companies			(1,692)	(1,692)
Change in net deferred income tax			9,286	9,286
Change in non-admitted assets:
Deferred federal income tax asset			(6,650)	(6,650)
Deferred premium asset limitation			(609)	(609)
Other invested assets			(1,089)	(1,089)
Other assets			149	149
Capital contribution		70,000		70,000
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2009	2008	2007

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$233,062	$167,633	$168,219
Miscellaneous income	11,038	11,086	10,447
Net investment income	149,949	159,979	175,187
Total Receipts	394,049	338,698	353,853
Policy and contract benefits	142,795	155,756	227,960
Operating expenses	46,194	43,853	50,352
Federal income tax expense	12,470	3,457	3,062
Net transfers to separate accounts	75,912	38,763	98,701
Total Disbursements	277,371	241,829	380,075
Net cash from operations	116,678	96,869	(26,222)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	477,366	692,794	657,595
Stocks	4,846	3,853	17,166
Mortgage loans	19,407	9,511	19,419
Miscellaneous proceeds	259	75	30
Cost of investments acquired:
Bonds	731,034	752,219	553,737
Stocks	2,925	2,800	46,656
Miscellaneous applications	—	3,093	1,779
Net increase in contract loans and premium notes	735	276	311
Net cash from investments	(232,816)	(52,155)	91,727

CASH FROM FINANCING AND OTHER
Additional paid in capital	70,000	—	—
Net deposits on deposit-type contracts funds	51,796	13,995	(104,539)
Other cash provided (applied)	234	(15,282)	(12,578)
Net cash from financing and other	122,030	(1,287)	(117,117)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	5,892	43,427	(51,612)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	104,993	61,566	113,178
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$110,885	$104,993	$61,566

B-66	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2009

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of more conservative interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For the Years Ended December 31,
(in thousands)	2009	2008	2007
Net (Loss) Income, New York SAP	$(7,016)	$(61,476)	$10,098
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	101	80	105
Deferred and Payout Annuities issued after 2000	(1)	(2)	(2)
Net (Loss) Income, NAIC SAP	$(6,916)	$(61,398)	$10,201

Capital and Surplus, New York SAP	$353,313	$280,331	$332,130
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	25,049	24,440	23,899
Additional Reserves for:
Term Conversions	1,045	944	864
Deferred and Payout Annuities issued after 2000	3	4	6
Capital and Surplus, NAIC SAP	$379,410	$305,719	$356,899

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•

The Asset Valuation Reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred for securities designated as trading as a component of equity for securities designated available for sale;

•

The Interest Maintenance Reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the life of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities are recorded as OTTI through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•

Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, when hedge accounting is applied. Declines in fair value are recorded through earnings. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication (synthetic asset) transactions (“RSAT”) are not recognized;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The Company assumes that the effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Corporate bonds are stated at amortized cost using the current effective interest method. Corporate bonds that are held for sale or rated NAIC 6 or non-agency residential mortgage-backed securities (“RMBS”) determined by the NAIC guidelines are held at the lower of amortized cost or fair value. For other-than-temporary impairments, the cost basis of a corporate bond is written down as a realized loss to fair value.

Included within bonds are loan-backed and structured securities. For these securities, estimated future cash flows and expected repayment schedules are used to calculate income including amortization for loan-backed and structured securities on the prospective method. Loan-backed and structured securities not in default are stated at amortized cost. Loan-backed and structured securities held for sale or rated NAIC 6 or non-agency RMBS determine by the NAIC guidelines are held at the lower of amortized cost or fair value. The carrying value of loan-backed and structured securities in default is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value otherwise such securities are carried at the lower of carrying or fair value.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance

B-68	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, are stated at amortized cost.

Contract Loans: Contract loans are stated at outstanding principal balances.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders and carried at market value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging and income generation. Derivatives used by the Company may include, but are not limited to, foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a Replication Synthetic Asset Transaction is carried at unamortized premiums received or paid, adjusted for any impairments. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”). The non-admitted portion of the DFIT asset was $37,592 thousand and $34,909 thousand at December 31, 2009 and 2008, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holders.

Application of New Accounting Pronouncements: SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP other-than-temporary impairment (“OTTI”) guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by the Company, was a $4,290 thousand increase in surplus as an adjustment as of July 1, 2009 and is recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows. Declines in fair value related to non-credit declines are not recognized in earnings and require disclosure only if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to adopt SSAP No. 98 which resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

SSAP No. 10R—Revised, Income Taxes, is effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement is accounted for as a change in accounting principle. The adoption of SSAP No. 10R resulted in an additional $3,967 thousand of admitted deferred tax assets recognized as of December 31, 2009. A recommendation by the NAIC on the appropriate determination for admitting deferred tax assets for reporting periods after December 31, 2010 will be made at a later date.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the other-than-temporary impairment. The discount or reduced premium associated with the other-than-temporary impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required.

For reporting periods ending on or after December 31, 2007, SSAP No. 97—Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP No. 97 clarified the basis that a company could use to value its equity investment in its investment subsidiaries.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96—Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date.

The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date.

The NAIC issued modifications to allow multiple market based valuations to be utilized as an alternative to published SVO unit prices. The Company adopted this guidance effective December 31, 2008.

The NAIC issued additional disclosure requirements for credit derivatives, amendments to SSAP No. 86—Accounting for Derivatives Instruments and Hedging Activities and SSAP No. 5—Liabilities, Contingencies and Impairments of Assets. The Company adopted this guidance effective December 31, 2008.

Note 3—long term bonds and preferred stocks

The carrying value, amortized cost, estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2009 are shown below (in thousands):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$22,374	$22,374	$2,042	$(239)	$24,177
States, Territories & Possessions	8,997	8,997	415	—	9,412
Political Subdivisions of States, Territories, & Possessions	2,564	2,564	18	—	2,582
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	222,329	222,329	10,884	(7,652)	225,561
Industrial & Miscellaneous	2,088,874	2,090,743	106,516	(71,273)	2,125,986
Hybrids	40,438	40,438	913	(3,938)	37,413
Total Bonds	2,385,576	2,387,445	120,788	(83,102)	2,425,131
Preferred Stocks	5,502	5,502	481	—	5,983
Total Bonds and Preferred Stocks	$2,391,078	$2,392,947	$121,269	$(83,102)	$2,431,114

As of January 1, 2009, $37,956 thousand of hybrid preferred stocks were transferred to the bond portfolio from the preferred stock portfolio due to changes in the NAIC requirements for the classification of securities.

The carrying value, amortized cost, estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2008 are shown below (in thousands):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$12,443	$12,443	$3,714	$—	$16,157
States, Territories & Possessions	17,742	17,742	57	(760)	17,039
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	196,832	196,832	5,737	(812)	201,757
Public Utilities	344,490	344,491	5,516	(12,503)	337,504
Industrial & Miscellaneous	1,559,258	1,559,353	15,339	(187,576)	1,387,116
Total Bonds	2,130,765	2,130,861	30,363	(201,651)	1,959,573
Preferred Stocks	43,899	43,899	—	(13,633)	30,266
Total Bonds and Preferred Stocks	$2,174,664	$2,174,760	$30,363	$(215,284)	$1,989,839

B-70	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The Company writes down securities that it deems to have an other than temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities.

Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2009 and 2008 are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Corporate bonds	$105,810	$(2,385)	$103,425	$172,192	$(14,083)	$158,109
Loaned-backed and structured bonds	23,985	(3,402)	20,583	198,733	(63,232)	135,501
Total bonds	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Corporate bonds	$808,594	$(54,706)	$753,888	$300,975	$(38,503)	$262,472
Loaned-backed and structured bonds	125,864	(18,859)	107,005	217,381	(89,583)	127,798
Total bonds	$934,458	$(73,565)	$860,893	$518,356	$(128,086)	$390,270
Preferred stocks	20,101	(5,310)	14,791	23,798	(8,323)	15,475
Total bonds and preferred stocks	$954,559	$(78,875)	$875,684	$542,154	$(136,409)	$405,745

For 2009, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in residential mortgage-backed securities (56%). The preceding percentage was calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (59%) and asset-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (26%) and commercial mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (46%), asset-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields caused principally by an extensive widening of credit spreads at December 31, 2009, resulting from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than temporarily impaired.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Scheduled Maturities of Bonds: The statutory carrying values and estimated fair values of long-term bond investments by contractual maturity are shown below ($ in thousands):

	December 31, 2009			December 31, 2008
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$189,365	7.9%	$197,884	$272,201	12.8%	$270,214
Due after one year through five years	1,204,102	50.5	1,269,766	840,705	39.4	804,091
Due after five years through ten years	120,713	5.1	130,286	210,211	9.9	200,794
Due after ten years	385,245	16.1	392,566	259,852	12.2	238,084
Subtotal	1,899,425	79.6	1,990,502	1,582,969	74.3	1,513,183
Residential mortgage-backed securities	208,161	8.7	213,975	215,016	10.1	220,166
Commercial mortgage-backed securities	127,760	5.4	82,779	152,839	7.2	79,205
Asset-backed securities	150,230	6.3	137,876	179,941	8.4	147,019
Subtotal	486,151	20.4	434,630	547,796	25.7	446,390
Total	$2,385,576	100.0%	$2,425,132	$2,130,765	100.0%	$1,959,573

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

For the year ended December 31, 2009, the preceding table has included NAIC 6 long-term bond investments totaling approximately $1,508 thousand of which $1,125 thousand are categorized as one year or less and $383 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2009, the preceding table has included under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $34,080 thousand. Eighty-five percent (85%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2008, the preceding table has included NAIC 6 and 6Z long-term investments totaling approximately $24,259 thousand of which $4,813 thousand are categorized as one year or less, $12,331 thousand are categorized as due after one year through five years, $4,363 thousand are categorized as due after ten years and $1,751 thousand are categorized as residential mortgage-backed securities and $1,001 thousand are categorized as asset-backed securities.

For the year ended December 31, 2008 the preceding table has included under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $45,483 thousand. Ninety-eight percent (98%) of the subprime securities were rated investment grade (NAIC 1 and 2).

Bond Credit Quality and Diversification: At December 31, 2009 and 2008, approximately 98.1% and 98.0%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2009	2008
Public utilities	16.9%	16.9%
Manufacturing	16.9	11.9
Finance and financial services	15.3	16.4
Oil and gas	10.0	7.6
Residential mortgage-backed securities	8.7	10.1
Asset-backed securities	6.3	8.5
Commercial mortgage-backed securities	5.4	7.2
Communication	5.4	6.0
Services	3.6	4.3
Transportation	3.3	2.9
Retail and wholesale trade	3.1	2.5
U.S. and Other Government	2.5	1.4
Mining	1.7	1.9
REIT	0.9	1.9
Revenue and Special Obligation	—	0.5
Total	100.0%	100.0%

Trouble Debt Restructuring: During 2009 and 2008, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $208 thousand and $0, respectively, through non-monetary transactions. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. The Company acquired bonds and stocks through exchanges aggregating $43,618 thousand and $24,463 thousand during the year ended December 31, 2009 and 2008, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

B-72	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

For the years ended December 31, 2009 and 2008, the Company did not have any bonds and stocks denominated in foreign currency.

Debt securities amounting to approximately $8,612 thousand and $8,674 thousand at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted preferred stock.

LOAN-BACKED AND STRUCTURED SECURITIES OTTI

The Company primarily uses third party pricing vendors and to a lesser extent broker quotes in determining the fair value of it loan-backed and structured securities. Generally, each bond in the portfolio was priced individually utilizing the most recent price available.

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from the 3, 6 or 12 month experience for a particular transaction and vary by security type and vintage.

The following table represents the top ten exposures of loan-backed and structured securities (agency-backed securities are excluded from the table) as of December 31, 2009 (in thousands):

Name	Carrying Value	Estimated Fair Value
GMSL 2005-A	$14,961	$12,216
MLMT 2005-LC1	14,025	8,355
CSFB 2005-C6	13,669	9,058
GMACC 2005-C1	10,025	4,910
CABMT 2008-1A	10,000	9,980
DCENT 2008-A2	10,000	10,012
WBCMT 2006-WL7A	10,000	6,773
WBCMT 2007-WHL8	10,000	6,998
WBCMT 2005-C21	9,837	4,627
SMRTF 2007-2	9,834	9,873
Total	$112,351	$82,802

At December 31, 2008, the Company changed from the retrospective to the prospective method due to negative yields on securities totaling $2,517 thousand carrying value.

The following table represents OTTI on loaned-backed and structured securities with the intent to sell and/or the lack of intent to retain or inability to hold for each quarter of 2009 (in thousands).

	1	2		3
	Amortized Cost Basis Before Other-than- Temporary Impairment	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter of 2009
a. Intent to sell	$1,875	$—	$454	$1,421
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$1,875	$—	$454	$1,421

Annual Aggregate Total		$—	$454

For the quarters ending June 30, 2009, September 30, 2009 and December 31, 2009 there were no impairments recorded due to intent to sell.

During 2009 the Company sold loan-backed and structured securities with a realized gain of $1,321 thousand.

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2009 where the present value of cash flows expected to be collected is less than the amortized cost (in thousands).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Financial Reporting Period
126171AQ0	$4,979	$4,294	*	$(685)	$4,294	$1,184	4Q 2009
161551GA8	9	4	*	(5)	4	1	4Q 2009
525221EB9	4,999	4,977	*	(23)	4,976	2,699	4Q 2009
33848JAC9	5,000	3,183	*	(1,817)	3,183	2,894	3Q 2009
12670BAC3	4,340	2,217	*	(2,123)	2,217	1,556	3Q 2009
161551GA8	3	—	[1]	(2)	1	1	2Q 2009
52521RAS0	3,174	—	[1]	(1,673)	1,501	1,501	2Q 2009
015386AD7	1,875	—	[1]	(454)	1,421	1,421	1Q 2009
161551GA8	6	—	[1]	(6)	—	1	1Q 2009
05948KZV4	5,975	—	[1]	(4,890)	1,085	1,085	4Q 2008
05948KZW2	1,289	—	[1]	(942)	347	347	4Q 2008
161546CR5	54	—	[1]	(54)	—	12	4Q 2008
161551GA8	13	—	[1]	(7)	6	6	4Q 2008
76113GAC2	4,757	—	[1]	(4,437)	320	320	4Q 2008
20847TBL4	2,370	—	[1]	(1,780)	590	590	3Q 2008
05948KZW2	1,578	1,338	[2]	(240)	1,338	594	3Q 2008
05948KZW2	2,448	1,626	[2]	(821)	1,627	1,103	2Q 2008
Total	$42,869	$17,639		$(19,959)	$22,910	$15,315

*	Projected cash flows are provided for securities impaired under SSAP 43R adoption

[1]	Impairment based on Fair Value

[2]	Impairment based on undiscounted cash flows

Note 4—mortgage loans

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2009 therefore there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the loan.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with impaired values at December 31, 2009, and 2008 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2009	2008	2007
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	$—	$—	$4,964
Related write-downs for other-than-temporary impairments	$—	$—	$(3,000)
Average investments in impaired mortgage loans	$—	$2,037	$11,912
Interest income recognized on impaired mortgage loans during the period	$—	$170	$596
Interest income recognized on a cash basis during the period	$—	$197	$649

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution ($ in thousands):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$37,663	61.3%	$38,207	47.3%
Office building	18,360	29.9	37,119	45.9
Apartments	5,392	8.8	5,496	6.8
Total	$61,415	100.0%	$80,822	100.0%

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
South Atlantic	$26,460	43.1%	$27,191	33.6%
North Central	20,614	33.5	20,614	25.5
Pacific	—	0.0	18,395	22.8
Mountain	8,949	14.6	9,126	11.3
South Central	5,392	8.8	5,496	6.8
Middle Atlantic	—	0.0	—	0.0
Total	$61,415	100.0%	$80,822	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in foreign countries, primarily in Canada.

At December 31, 2009, 33.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 29.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2008, 25.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 23.2% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region.

Scheduled Mortgage Loan Maturities: The following table set forth the contractual maturity schedule of mortgage loans ($ in thousands):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,119	1.8%	$19,073	23.6%
Due after one year through five years	54,374	88.5	55,341	68.5
Due after five years through ten years	2,885	4.7	2,727	3.4
Due after ten years	3,037	5.0	3,681	4.5
Total	$61,415	100.0%	$80,822	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2009 and 2008 and thus no investment income was earned on such mortgages. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2009 or 2008.

During 2009, the Company did not reduce the interest rate of outstanding loans.

The Company has no reverse mortgages as of December 31, 2009 and 2008.

The Company has no mortgage loans denominated in foreign currency for the years ended December 31, 2009 and 2008.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no

B-74	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, Agency’s carrying value of $1,089 thousand and $1,077 thousand for December 31, 2009 and 2008, respectively, is reported as other invested assets. For the year ended December 31, 2009, Agency’s carrying value was non-admitted. The carrying value of Agency was not impaired for the years ended December 31, 2009 or 2008.

During 2009 and 2008, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, at December 31, 2009 and 2008 was $1,828 thousand and $2,170 thousand, respectively.

Note 7—commitments

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgages commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2009, the Company had no outstanding commitments to fund future investments.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2009	2008	2007
Bonds	$127,789	$115,087	$118,576
Stocks	252	4,128	3,015
Mortgage loans	1,806	3,765	5,420
Cash, cash equivalents and short-term investments	2,672	1,893	4,768
Other long-term investments	17	(95)	(207)
Total gross investment income	$132,536	$124,778	$131,572
Less investment expenses	(2,215)	(3,011)	(2,985)
Net investment income before amortization of net IMR gains (losses)	130,321	121,767	128,587
Amortization of net IMR gains (losses)	794	1,316	(156)
Net investment income	$131,115	$123,083	$128,431

Due and accrued income is excluded from net investment income is as follows: Bonds and preferred stocks in default; mortgage loans with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. Total due and accrued income excluded from net income was $0, $2 thousand and $0 for the years ended December 31, 2009, 2008 and 2007, respectively.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in thousands):

	2009	2008	2007
Bonds	$(17,575)	$(52,575)	$(6,211)
Stocks	1,480	(18,417)	(746)
Mortgage loans	—	3,217	(2,938)
Derivative instruments	—	(3,093)	(1,779)
Cash, cash equivalent and short-term investments	259	76	29
Total before capital gains taxes and transfers to the IMR	(15,836)	(70,792)	(11,645)
Transfers to the IMR	(3,616)	(2,248)	3,319
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(19,452)	$(73,040)	$(8,326)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that are considered to be other-than-temporary that were $21,280 thousand, $48,451 thousand and $7,643 thousand at December 31, 2009, 2008 and 2007, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $0, $15,778 thousand and $650 thousand at December 31, 2009, 2008 and 2007, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary were $0 for the years ended December 31, 2009 and 2008, respectively and $3,000 thousand at December 31, 2007.

Proceeds from sales of long-term bond investments during 2009, 2008 and 2007 were $64,398 thousand, $55,617 thousand and $42,587 thousand, respectively. Net gains of $7,497 thousand, $6,245 thousand and $2,036 thousand, and net losses, excluding impairments considered to be other-than-temporary, of $3,792 thousand, $10,369 thousand and $604 thousand were realized during 2009, 2008 and 2007, respectively.

Unrealized Capital Gains and Losses: For 2009, 2008 and 2007, the net change of unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in valuation of investments was approximately $(1,706) thousand, $759 thousand and $(566) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

Fair Value Measurements

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party vendor or internally calculated. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spread, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASU 820, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in thousands).

December 31, 2009	Level 1	Level 2	Level 3	Total
Assets at fair value:
Derivatives	$—	$—	$—	$—
Separate accounts assets, net	615,551	88,161	—	703,712
Total assets at fair value	$615,551	$88,161	$—	$703,712

Liabilities at fair value:
Derivatives	$—	$—	$—	$—
Total liabilities at fair value	$—	$—	$—	$—

December 31, 2008	Level 1	Level 2	Level 3	Total
Assets at fair value:
Derivatives	$—	$—	$—	$—
Separate accounts assets, net	483,059	29,015	—	512,074
Total assets at fair value	$483,059	$29,015	$—	$512,074

Liabilities at fair value:
Derivatives	$—	$(56)	$—	$(56)
Total liabilities at fair value	$—	$(56)	$—	$(56)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009 and 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis (in thousands):

December 31, 2009	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$—	$1,318	$(1,882)
Preferred stocks	—	—	—	—
Total	$—	$—	$1,318	$(1,882)

December 31, 2008	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$25,076	$3,042	$(30,131)
Preferred stocks	310	3,979	—	(15,256)
Total	$310	$29,055	$3,042	$(45,387)

B-76	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial assets

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial assets

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Separate account assets carried on a recurring basis in Level 2 consist principally of corporate bonds. Preferred stocks in Level 2 are those carried on a lower of cost or market basis where daily trade prices are not available for identical securities.

Derivatives: Amounts classified in Level 2 represent over-the-counter instruments such as swap contracts that do not qualify for hedge accounting. Fair values for these instruments are determined internally using market observable inputs including forward currency and interest rate curves and widely published market observable indices. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Level 3 financial assets

Bonds classified as Level 3 on a non-recurring basis consists of a floating rate corporate bond which was priced manually using unobservable inputs.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2009 and

2008 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts (in thousands).

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Public bonds	2,016,310	2,063,223	1,726,164	1,604,187
Private bonds	369,266	361,909	404,601	355,386
Total bonds	2,385,576	2,425,132	2,130,765	1,959,573
Preferred stocks	5,502	5,983	43,899	30,266
Mortgage loans	61,415	59,479	80,822	75,248
Cash, cash equivalents and short-term investments	110,885	110,885	104,993	104,993
Contract loans	1,828	1,828	1,093	1,093
Separate account assets	703,712	703,712	513,568	513,568
Liabilities
Liability for deposit-type contracts	969,703	969,703	887,434	887,434
Derivative financial instruments	—	—	56	56
Separate account liabilities	680,135	680,135	493,427	493,427

Valuation techniques or pricing sources for each instrument type are as follows:

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Mortgage Loans: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing services or valuations from the NAIC.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: The Company’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Deposit-type Contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of foreign currency swap and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by the Company’s counter-parties.

Separate Accounts: Separate account assets are carried at market value.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of December 31, 2009, the Company did not hold any derivative instruments, and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cashflow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2009, there were no unrealized gains or losses on foreign currency swap contracts. There were $0 and $(3.1) million of realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2009 and 2008, respectively.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. As of December 31, 2009 and 2008, there were no realized gains or losses from interest rate swap contracts.

A summary of derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in thousands):

		December 31, 2009			December 31, 2008
		Notional	Carrying Value	Estimated Fair Value	Notional	Carrying Value	Estimated Fair Value
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	—	—	—	4,000	(56)	(56)
	Subtotal	—	—	—	4,000	(56)	(56)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	—	—	—	4,000	(56)	(56)
	Total	—	—	—	4,000	(56)	(56)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses. Under New York law, the Company cannot charge the separate account with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

The Company’s Separate Account Investment Horizon Annuity (“IHA”) was established on July 23, 2008, as an individual flexible premium modified guaranteed annuity contract. The Company owns all of the assets related to the separate account and all of the investment performance. The assets of this account are carried at fair value.

B-78	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in thousands):

	December 31, 2009
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$36,458	$18,892	$100,858	$156,208
Reserves at 12/31/2009 for accounts with assets at:
Fair value	42,166	21,734	615,875	679,775
Amortized cost	—	—	—	—
Total Reserves	$42,166	$21,734	$615,875	$679,775

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$28,651	$21,734	$—	$50,385
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	615,875	615,875
At BV without FV adjustment and with current surrender charge less than 5%	13,515	—	—	13,515
Subtotal	42,166	21,734	615,875	679,775
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$42,166	$21,734	$615,875	$679,775

*	Includes annuities whose credited rate will be at or below 4% during 2010.
**	Includes annuities whose credited rate will be above 4% throughout 2010.

	December 31, 2008
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Fair value	10,172	696	483,286	494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$2,820	$696	$—	$3,516
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	483,286	483,286
At BV without FV adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Subtotal	10,172	696	483,286	494,154
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$10,172	$696	$483,286	$494,154

*	Includes annuities whose credited rate will be at or below 4% during 2009.
**	Includes annuities whose credited rate will be above 4% throughout 2009.

	December 31, 2007
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$131,071	$131,071
Reserves at 12/31/07 for accounts with assets at:
Fair value		—	694,225	694,225
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

By withdrawal characteristics:
Subject to discretionary withdrawal:
With FV adjustment	$—	$—	$—	$—
At BV without FV adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	694,225	694,225
At BV without FV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	694,225	694,225
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$—	$—	$694,225	$694,225

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2009	2008	2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$382,423	$297,395	$321,631
Transfers from Separate Accounts	(306,745)	(276,707)	(223,816)
Net transfers to or (from) Separate Accounts	75,678	20,688	97,815

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(426)	192	(345)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$75,252	$20,880	$97,470

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $360 million. On March 17, 2009, TIAA made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2009, $30 million of this facility was maintained on a committed basis for which effective May, 2009, the Company paid a commitment fee of 20 basis points on the undrawn committed amount. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2009 and 2008, outstanding principal plus accrued interest on this line of credit was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to an Amended and Restated Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF

Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidating companies have a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are generally reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due from TIAA for federal income taxes were $755 thousand and $206 thousand at December 31, 2009 and 2008, respectively.

The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Oleum Holding Company, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

B-80	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The components of deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”), as of December 31, consisted of the following (in thousands):

	2009			2008
Description	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$13,560	$35,121	$48,681	$9,839	$27,266	$37,105
Statutory valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,560	35,121	48,681	9,839	27,266	37,105
Gross deferred tax liabilities	(2,290)	—	(2,290)	—	—	—
Net deferred tax asset/(liability) before admissibility test	$11,270	$35,121	$46,391	$9,839	$27,266	$37,105

Federal Income Taxes recoverable through loss carryback (10.a)	$2,224	$—	$2,224	$2,131	$65	$2,196
Admitted pursuant to par. 10.b.	—	2,608	2,608	—	—	—
Admitted pursuant to par. 10.c.	2,290	—	2,290	—	—	—
Additional admitted pursuant to par. 10.e.i.	3,712	—	3,712	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.ii.	—	255	255	N/A	N/A	N/A
Additional admitted pursuant to (10.e.iii)	—	—	—	N/A	N/A	N/A
Admitted deferred tax asset	8,226	2,863	11,089	2,131	65	2,196
Deferred tax liability	(2,290)	—	(2,290)	—	—	—
Net admitted DTA or DTL	$5,936	$2,863	$8,799	$2,131	$65	$2,196

Nonadmitted DTA	$5,334	$32,258	$37,592	$7,708	$27,201	$34,909

For 2009 the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. No such election existed in 2008.

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in thousands):

	Increase (Decrease) during 2009
Description	Ordinary	Capital	Total
Gross deferred tax assets	$3,721	$7,855	$11,576
Statutory valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,721	7,855	11,576
Gross deferred tax liabilities	(2,290)	—	(2,290)
Net deferred tax asset before admissibility test	$1,431	$7,855	$9,286

Federal income taxes recoverable through loss carryback (10.a)	$93	$(65)	$28
Admitted pursuant to par. 10.b.	—	2,608	2,608
Admitted pursuant to par. 10.c.	2,290	—	2,290
Additional admitted pursuant to par. 10.e.i.	3,712	—	3,712
Additional admitted pursuant to par. 10.e.ii.	—	255	255
Additional admitted pursuant to par. 10.e.iii.	—	—	—
Admitted deferred tax asset	6,095	2,798	8,893
Deferred tax liability	(2,290)	—	(2,290)
Change in net admitted DTA or DTL	$3,805	$2,798	$6,603

Change in nonadmitted DTA	$(2,374)	$5,057	$2,683

The following table provides the Company’s assets, capital and surplus, and Risk Based Capital (“RBC”) information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional DTA determined under SSAP No. 10R paragraph 10.e as of December 31, 2009 (in thousands):

Description	With Par. 10.a -.c	With Par. 10.e	Difference
Admitted DTAs	$4,832	$8,799	$3,967
Admitted assets	$3,315,121	$3,319,088	$3,967
Statutory surplus	$349,346	$353,313	$3,967
Total adjusted capital	$349,638	$353,605	$3,967
RBC authorized control level	$16,856

The changes in current income taxes incurred consist of the following major components as of December 31 (in thousands):

Description	2009	2008
Current income tax expense	$11,997	$3,889
Tax on capital gains (losses)	—	—
Foreign taxes	—	—
Prior year under accrual (over accrual)	(75)	116
Federal income taxes incurred	$11,922	$4,005

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities are as follows (in thousands):

DTAs resulting from book/tax differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$19,319	$19,997	$(678)	Capital
Differences between statutory and tax reserves	4,352	688	3,664	Ordinary
Capital loss carryover	15,803	7,270	8,533	Capital
Deferred acquisition costs	9,200	9,142	58	Ordinary
Other	7	8	(1)	Ordinary
Gross DTAs	48,681	37,105	11,576
Nonadmitted DTAs	$37,592	$34,909	$2,683

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

DTLs resulting from book/tax differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$(2,290)	$—	$(2,290)	Ordinary
Gross DTLs	$(2,290)	$—	$(2,290)

The change in net deferred income taxes is composed of the following (in thousands):

Description	December 31, 2009	December 31, 2008	Change
Total deferred tax assets	$48,681	$37,105	$11,576
Total deferred tax liabilities	(2,290)	—	(2,290)
Net deferred tax asset	$46,391	$37,105	9,286

Tax effect on unrealized (gains) losses			654

Change in net deferred income tax (charge) benefit			$8,632

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gains from operations after dividends to policyholders and before Federal income tax. The significant items causing this difference for the year ended December 31, 2009, are as follows (in thousands):

Description	Amount	Tax Effect	Effective Tax Rate
Income before federal income taxes	$8,522	$2,983	35.00%
Dividends received deduction	(1,400)	(490)	-5.75%
Amortization of interest maintenance reserve	(794)	(278)	-3.26%
Prior year true-up	(465)	(163)	-1.91%
Change in surplus in separate account	3,436	1,202	14.11%
Other	102	36	0.41%
Total	$9,401	$3,290	38.60%

Federal income tax incurred expense (benefit)	$11,922	139.89%
Tax on capital gains (losses)	—	0.00%
Change in net deferred income tax charge (benefit)	(8,632)	-101.29%
Total statutory income taxes	$3,290	38.60%

The Company had no operating loss carry forwards or alternative minimum tax credit carry forwards at December 31, 2009.

At December 31, 2009, the Company had $45.2 million capital loss carry forwards which are expiring from 2011 to 2014 of (in thousands):

Year Incurred	Capital Loss	Year of Expiration
2006	$2,391	2011
2007	1,475	2012
2008	16,905	2013
2009	24,379	2014
Total	$45,150

The following is income tax expense for the years ended December 31, 2009 and 2008 that is available for recoupment on TIAA’s consolidated federal tax return in the event of future net losses (in thousands):

Year	Ordinary	Capital	Total
2007	$6,661	$—	$6,661
2008	3,814	—	3,814
2009	11,997	—	11,997
Total	$22,472	$—	$22,472

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Sec. 6603.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (beginning 9/15/2009, collectively known as FASB ASC 740), establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and has not recorded any uncertain tax benefits as of December 31, 2009 or 2008.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,780 thousand, $1,799 thousand and $1,679 thousand for 2009, 2008 and 2007, respectively and for other postretirement benefit plans was $264 thousand, $200 thousand and $217 thousand for 2009, 2008 and 2007, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 92% of the total General Account reserves in the Company. The general account reserves for these products are established using Commissioners Annuity Reserve Valuation Method (“CARVM”) in accordance with the Standard Valuation Law, NY Regulation 151, Actuarial Guideline 33, Actuarial Guideline 34 and Actuarial Guideline 43 (“AG 43”). In addition, a reserve was maintained in the general account for the PAS’s, the Lifetime Variable Select’s (“LVS”) and the Intelligent Variable Annuity’s (“IVA”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB was calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $2,949 thousand at December 31,

B-82	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

2008. In 2009, Actuarial Guideline 43 was adopted replacing Actuarial Guideline 34 and Actuarial Guideline 39 which resulted in the reserve for GMDB to be calculated as part of the total annuity reserves and not calculated independently.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2009		2008
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,173,268	77.3%	$2,007,476	79.5%
At book value less current surrender charge of 5% or more	3,188	0.1%	674	0.0%
At fair value	583,346	20.7%	465,040	18.4%
Not subject to discretionary withdrawal	52,170	1.9%	53,721	2.1%
Total (gross)	2,811,972	100.0%	2,526,911	100.0%
Reinsurance ceded	—		—
Total (net)	$2,811,972		$2,526,911

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2009	2008
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,194,362	$1,166,407
Supplementary contracts with life contingencies	661	678
Deposit-type contracts	969,703	887,434
Subtotal	2,164,726	2,054,519

Separate Accounts:
Annuities	644,810	470,204
Supplementary contracts with life contingencies	27	24
Deposit-type contracts	2,409	2,164
Subtotal	647,246	472,392
Total	$2,811,972	$2,526,911

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%. The Company increased life insurance reserves by an additional $10 million based on an asset adequacy analysis that incorporated input received from the Department.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2009 and December 31, 2008, respectively. As of December 31, 2009 and 2008, the Company had $22.6 billion and $21.9 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Premium deficiency reserves related to the above insurance totaled $7,559 thousand and $8,208 thousand at December 31, 2009 and 2008, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TIAA-CREF LIFE INSURANCE COMPANY	concluded

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2009, there were still premiums in force of $7,739 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2009	2008	2007
Insurance premiums	$37,271	$37,468	$44,915
Increase in policy and contract reserves	$32,561	$41,244	$18,889
Reserves for life and health	$288,488	$255,926	$214,682

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or reduced by each item below as of December 31 are as follows (in thousands):

	2009	2008
Net unrealized capital gains (losses)	$(1,706)	$759
Asset valuation reserve	$616	$9,418
Deferred federal income tax	$9,286	$24,289
Non-admitted assets	$(8,199)	$(25,292)
Change in liability for reinsurance of unauthorized companies	$(1,692)	$—
Change in accounting principle (Adoption of SSAP 43R)	$4,290	$—
Change in accounting principle (Adoption of SSAP 10R)	$3,967	$—
Capital contribution	$70,000	$—
Change in separate accounts	$3,436	$(3)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2010.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 19—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2010, the date the financial statements were issued. No such items were identified by the Company.

B-84	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-86	Report of Management Responsibility
B-87	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-88	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-89	Statements of Operations
B-90	Statements of Changes in Capital and Contingency Reserves
B-91	Statements of Cash Flows
B-92	Notes to Statutory–Basis Financial Statements

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-85

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2010

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process affected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2009, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2009, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2009, 2008 and 2007. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-86	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes—Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities. This statement superceded Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, which was previously adopted by the Company on January 1, 2008.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-87

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2009	2008

ADMITTED ASSETS
Bonds	$152,406	$135,680
Mortgage loans	18,135	19,668
Real estate	1,586	1,645
Preferred stocks	133	3,216
Common stocks	3,137	3,017
Other long-term investments	11,985	10,675
Cash, cash equivalents and short-term investments	528	5,553
Investment income due and accrued	1,674	1,522
Separate account assets	9,338	12,473
Net deferred federal income tax asset	2,432	1,381
Other assets	374	407
Total admitted assets	$201,728	$195,237

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$164,526	$159,649
Dividends due to policyholders	1,717	2,341
Federal income taxes	70	10
Asset valuation reserve	606	332
Interest maintenance reserve	324	502
Separate account liabilities	8,426	12,319
Borrowed money	939	—
Other liabilities	2,276	2,330
Total liabilities	178,884	177,483

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	—
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	20,030	17,751
Change in accounting principle (Adoption of SSAP 10R)	811	—
Total capital and contingency reserves	22,844	17,754
Total liabilities, capital and contingency reserves	$201,728	$195,237

B-88	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

REVENUES
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Annuity dividend additions	1,325	2,725	2,495
Net investment income	10,340	10,559	10,828
Other revenue	124	161	159
Total revenues	$23,316	$28,272	$23,902

BENEFITS AND EXPENSES
Policy and contract benefits	$11,175	$13,625	$10,133
Dividends to policyholders	2,646	4,574	4,578
Increase in policy and contract reserves	6,994	11,900	4,820
Net operating expenses	808	831	730
Net transfers (from) to separate accounts	(1,289)	(4,229)	1,511
Other benefits and expenses	166	141	198
Total benefits and expenses	$20,500	$26,842	$21,970

Income before federal income taxes and net realized capital losses	$2,816	$1,430	$1,932
Federal income tax (benefit) expense	(58)	(45)	348
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(3,326)	(4,451)	(137)
Net (loss) income	$(452)	$(2,976)	$1,447

See notes to statutory–basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-89

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-In Capital	Contingency Reserves	Total
Balance, December 31, 2006	$3	$16,347	$16,350
Net income		1,447	1,447
Net unrealized capital gains on investments		865	865
Change in asset valuation reserve		(698)	(698)
Change in net deferred income tax		57	57
Change in non-admitted assets:
Deferred federal income tax asset		55	55
Other assets		(235)	(235)
Other, net		4	4
Balance, December 31, 2007	$3	$17,842	$17,845

Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in value of investments in separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

B-90	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Net investment income	10,073	10,606	10,789
Miscellaneous income	122	162	159
Total Receipts	21,722	25,595	21,368
Policy and contract benefits	11,401	13,533	10,100
Operating expenses	957	979	708
Dividends paid to policyholders	1,789	1,928	1,892
Federal income tax benefit	(119)	(91)	(10)
Net transfers (from) to separate accounts	(243)	(4,050)	1,505
Total Disbursements	13,785	12,299	14,195
Net cash from operations	7,937	13,296	7,173

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	17,247	13,238	11,663
Stocks	1,085	2,092	3,326
Mortgage loans and real estate	2,440	2,805	5,556
Other invested assets	778	1,981	2,576
Miscellaneous proceeds	79	(27)	47
Cost of investments acquired:
Bonds	32,719	20,367	21,599
Stocks	1,261	1,062	3,120
Mortgage loans and real estate	1,193	2,390	2,412
Other invested assets	2,075	4,587	4,846
Miscellaneous applications	214	222	163
Net cash used for investments	(15,833)	(8,539)	(8,972)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	939	(952)	952
Net deposits on deposit-type contracts funds	54	32	12
Other cash (applied) provided	(122)	113	(26)
Net cash used by financing and other	2,871	(807)	938
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(5,025)	3,950	(861)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	5,553	1,603	2,464
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$528	$5,553	$1,603

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA   ■   DECEMBER 31, 2009

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York created for the purpose of holding the stock of TIAA. The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2009	2008	2007
Net (Loss) Income, New York SAP	$(452)	$(3,283)	$1,429
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	1,244	—
Additional Reserves for:
Term Conversions	2	2	—
Deferred and Payout Annuities issued after 2000	(312)	424	490
Net (Loss) Income, NAIC SAP	$(762)	$(1,613)	$1,919

Capital and Contingency Reserves, New York SAP	$22,844	$17,754	$17,827
New York SAP Prescribed Practices:
Goodwill/Intangible Asset Limitation	16	20	28
Additional Reserves for:
Term Conversions	13	11	9
Deferred and Payout Annuities issued after 2000	3,497	3,809	3,385
Capital and Contingency Reserves, NAIC SAP	$26,370	$21,594	$21,249

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2009	2008	2007
Net (Loss) Income—New York SAP—as filed with Department	$(452)	$(3,283)	$1,429
Adjustment to Current Federal Income Taxes	—	—	18
Treatment of Guarantee of Subsidiary Debt	—	307	—
Net (Loss) Income—Audited Financial Statement	$(452)	$(2,976)	$1,447

	2009	2008	2007
Capital and Contingency Reserves—New York SAP—as filed with Department	$22,844	$17,754	$17,827
Adjustment to Current Federal Income Taxes	—	—	18
Capital and Contingency Reserves—Audited Financial Statement	$22,844	$17,754	$17,845

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•

The Asset Valuation Reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred for securities designated as trading and are reported as a component of equity for securities designated available for sale;

•

The Interest Maintenance Reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

B-92	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

•	Surplus notes are reported as liabilities rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities are recorded as OTTI through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•

Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item when hedge accounting is applied. Declines in fair value are recorded through earnings. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication (synthetic asset) transactions (“RSAT”) are not recognized;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The Company assumes that the effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Corporate bonds are stated at amortized cost using the current effective interest method. Corporate bonds that are held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held are stated at the lower of amortized cost or fair value. For other-than-temporary impairments, the cost basis of a corporate bond is written down as a realized loss to fair value.

Included within bonds are loan-backed and structured securities. For these securities, estimated future cash flows and expected repayment schedules are used to calculate income including amortization for loan-backed and structured securities on the prospective method. Loan-backed and structured securities not in default are stated at amortized cost. Loan-backed and structured securities held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held at the lower of amortized cost or fair value. The carrying value of loan-backed and structured securities in default is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value otherwise such securities are carried at the lower of carrying or fair value.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, and are stated at amortized cost.

Policy Loans: Policy loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has es-

tablished to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a Replication Synthetic Asset Transaction is carried at unamortized premiums received or paid, adjusted for any impairments. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $418 million and $305 million at December 31, 2009 and 2008, respectively. The non-admitted portion of the DFIT asset was $13,522 million and $14,671 million at December 31, 2009 and 2008, respectively. Other non-admitted assets were $684 million and $318 million at December 31, 2009 and 2008, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment which qualify for capitalization are depreciated over the lesser of its useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of its useful life or 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $440 million and $340 million at December 31, 2009 and 2008, respectively. Related depreciation expenses allocated to TIAA were $37 million, $38 million and $35 million in 2009, 2008 and 2007, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $396 million and $346 million at December 31, 2009, and 2008, respectively. Related depreciation expenses allocated to TIAA was $56 million, $19 million and $14 million in 2009, 2008 and 2007, respectively.

Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred with acquiring new business are charged to operations as incurred. Amounts received or paid under contracts, which do not contain any life contingencies, are recorded as an adjustment to the liability for deposit-type funds and not reflected in the Statutory-Basis Statements of Operations.

B-94	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Policy and Contract Reserves: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP other-than-temporary impairment (“OTTI”) guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a $219 million increase in surplus as an adjustment as of July 1, 2009 and is recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows. Declines in fair value related to non-credit declines are not recognized in earnings and require disclosure only if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, is effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement is accounted for as a change in accounting principle. The adoption of SSAP No. 10R resulted in an additional $811 million of admitted deferred tax assets recognized as of December 31, 2009. A recommendation by the NAIC on the appropriate determination for admitting deferred tax assets for reporting periods after December 31, 2010 will be made at a later date.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the other-than-temporary impairment. The discount or reduced premium associated with the other-than-temporary impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required.

For reporting periods ending on or after December 31, 2007, SSAP No. 97—Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities (“SCA”). SSAP No. 97 clarified the basis that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96—Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

The NAIC issued modifications to allow multiple market based valuations to be utilized as an alternative to published SVO unit prices. The Company adopted this guidance effective December 31, 2008.

The NAIC issued additional disclosure requirements for credit derivatives, amendments to SSAP No. 86—Accounting for Derivatives Instruments and Hedging Activities and SSAP No. 5—Liabilities, Contingencies and Impairments of Assets. The Company adopted this guidance effective December 31, 2008.

Note 3—long-term bonds, preferred stocks, and common stocks

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2009 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	2,623	375	(13)	2,985
States, Territories and Possessions	278	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	420	28	(7)	441
Industrial and Miscellaneous	95,589	95,717	4,473	(9,748)	90,442
Hybrids	3,075	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	1,427	29	(48)	1,408
Total Bonds	152,406	152,534	7,156	(10,570)	149,120
Preferred Stocks	133	158	10	(42)	126
Common Stocks Unaffiliated	905	724	209	(28)	905
Common Stocks Affiliated*	2,232	2,278	329	(339)	2,268
Total Bonds and Stocks	$155,676	$155,694	$7,704	$(10,979)	$152,419

*	Also reported in Note 6 Subsidiaries and Affiliates.

As of January 1, 2009, $2,736 million of hybrid preferred stocks were transferred to the bond portfolio from the preferred stock portfolio due to change in the NAIC requirements for the classification of securities.

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks,

and common stocks at December 31, 2008 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$5,887	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	1,597	54	(100)	1,551
States, Territories and Possessions	1,346	1,346	255	(62)	1,539
Political Subdivisions of States, Territories, and Possessions	—	—	—	—	—
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	30,625	30,625	1,296	(88)	31,833
Public Utilities	8,503	8,503	267	(615)	8,155
Industrial and Miscellaneous	87,722	87,761	1,072	(20,137)	68,696
Total Bonds	135,680	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,216	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	855	937	43	(125)	855
Common Stocks Affiliated*	2,162	1,895	1,543	(27)	3,411
Total Bonds and Stocks	$141,913	$141,772	$5,808	$(22,251)	$125,329

*	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The Company writes down securities that it deems to have an other than temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

B-96	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-97

Unrealized Losses on Bonds, Preferred Stocks and Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
Corporate bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Common stocks	746	(310)	436	112	(57)	55
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$18,343	$(880)	$17,463	$40,045	$(10,099)	$29,946

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Loan-backed and structured bonds	$11,764	$(2,350)	$9,414	$26,305	$(12,876)	$13,428
Corporate bonds	25,299	(2,512)	22,787	17,487	(3,271)	14,217
Total bonds	$37,063	$(4,862)	$32,201	$43,792	$(16,147)	$27,645
Preferred stocks	1,500	(517)	983	1,333	(573)	760
Common stocks	960	(152)	808	—	—	—
Total bonds and stocks	$39,523	$(5,531)	$33,992	$45,125	$(16,720)	$28,405

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in commercial mortgage-backed securities (20%), finance (16%) and residential mortgage-backed securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%) and residential mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bond, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and Asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2009			December 31, 2008
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$1,324	0.9%	$1,398	$2,103	1.5%	$2,102
Due after one year through five years	26,454	17.4	28,019	14,903	11.0	14,393
Due after five years through ten years	24,089	15.8	25,366	23,759	17.5	21,474
Due after ten years	29,898	19.6	30,807	26,961	19.9	26,847
Subtotal	81,765	53.7	85,590	67,726	49.9	64,816
Residential mortgage-backed securities	43,905	28.8	43,587	39,512	29.1	38,048
Commercial mortgage-backed securities	18,453	12.1	12,731	21,595	15.9	10,981
Asset-backed securities	8,283	5.4	7,212	6,847	5.1	5,057
Subtotal	70,641	46.3	63,530	67,954	50.1	54,086
Total	$152,406	100.0%	$149,120	$135,680	100.0%	$118,902

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.2 billion. Sub-prime securities of approximately $2.6 billion or 81% were rated investment grade (NAIC 1 and 2). Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

The following table presents the Company’s carrying value and estimated fair value for commercial mortgage-backed securities portfolio (“CMBS”) (in millions):

	December 31, 2009		December 31, 2008
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$12,754	$10,523	$18,736	$10,029
2	3,287	1,422	2,075	621
3	1,280	415	375	130
4	927	299	276	112
5	193	59	96	51
6	12	13	37	38
Total	$18,453	$12,731	$21,595	$10,981

With respect to the CMBS in the above table, approximately 87% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the majority of the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are investments with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2009	2008
Due in one year or less	$1	$24
Due after one year through five years	22	162
Due after five years through ten years	9	184
Due after ten years	—	261
Subtotal	32	631
Residential mortgage-backed securities	8	68
Commercial mortgage-backed securities	12	38
Asset-backed securities	6	107
Total	$58	$844

Bond Credit Quality and Diversification: The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2009	2008
Residential mortgage-backed securities	28.8%	29.1%
Commercial mortgage-backed securities	12.1	15.9
Government	10.8	6.4
Manufacturing	8.5	8.5
Finance and financial services	8.1	8.0
Public utilities	7.9	7.4
Asset-backed securities	5.4	5.1
Oil and gas	4.8	4.5
Communications	3.4	3.5
Services	2.7	2.6
Retail and wholesale trade	2.3	2.2
Real estate investment trusts	1.8	2.4
Transportation	1.2	1.2
Mining	1.1	1.2
Revenue and special obligations	1.1	2.0
Total	100.0%	100.0%

At December 31, 2009 and 2008, 92.8% and 95.1%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

Troubled Debt Restructuring: During 2009 and 2008, the Company acquired bonds and stocks through troubled debt restructurings with carrying values aggregating $29 million and $19 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2009 and 2008, the Company also acquired bonds and stocks through exchanges with carrying values aggregating $1,564 million and $877 million, of which approximately $0.3 million and $1 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value.

During 2009 and 2008, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $14 million and $18 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees, as required by law.

For the years ended December 31, 2009 and 2008, the carrying amount of restricted common stock was $34 million for both periods. For the same periods, the carrying amount of restricted preferred stock was $14 million and $10 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

For the years ended December 31, 2009 and 2008, the carrying amount of bonds and stocks denominated in a foreign currency

B-98	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

was $3,160 million and $3,408 million, respectively. Bonds that totaled $1,221 million and $1,506 million at December 31, 2009 and 2008, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

LOAN-BACKED SECURITIES

The Company primarily uses third party pricing vendors and to a lesser extent broker quotes in determining the fair value of it loan-backed and structured securities.

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from the 3, 6 or 12 month experience for a particular transaction and vary by security type and vintage.

The following table represents the top ten exposures (excluding agency-backed securities) of loan-backed and structured securities as of December 31, 2009 (in millions).

Description	Carrying Value	Estimated Fair Value
DCENT 2009-A1	$200	$201
WFMBS 2007-11	186	124
CSMC 2007-C2	155	79
CHAIT 2005-A6	150	148
CNHMT 2009-1A	150	150
MLMT 2007-C1	145	109
MSC 2003-1Q6	140	111
DCENT 2007-A1	139	147
GSMS 2003-C1	137	133
MSC 2007-HQ12	135	88
Total	$1,537	$1,290

At December 31, 2008, the Company changed from the retrospective to the prospective method due to negative yields on securities totaling $184 million carrying value.

The following table represents OTTI on loaned-backed and structured securities with the intent to sell and/or the lack of intent to retain or inability to hold for each quarter (in millions).

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability or lack of intent to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability or lack of intent to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

The Company did not recognize any OTTI on securities for which it lacked the intent and/or ability to retain.

At December 31, 2009, the Company held loan-backed and structured securities with a recognized other-than-temporary impairment where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

During 2009 the Company sold loan-backed and structured securities with a realized gain of $102 million.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2009 ranged from 4.00% to 8.00% and from 5.94% to 8.43% for 2008.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2009 and the coupon rate for mezzanine real estate loans acquired during 2008 ranged from 5.83% to 6.96%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 95% and 80% for commercial loans (includes mezzanine loans) for the years ended December 31, 2009 and 2008, respectively.

For the years ended December 31, 2009 and 2008, the carrying value of mezzanine real estate loans was $637 million and $784 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with impaired values at December 31, 2009 and 2008 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2009	2008	2007
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	$572	$259	$164
Related write-downs for other-than-temporary impairments	$(91)	$(209)	$(9)
Average investments in impaired mortgage loans	$361	$185	$746
Interest income recognized on impaired mortgage loans during the period	$31	$14	$40
Interest income recognized on a cash basis during the period	$35	$14	$50

	2009	2008	2007
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	333	—	—
Direct write-downs charges against the allowance	(64)	—	—
Recoveries of amounts previously added to surplus	(269)	—	—
Balance at the end of the period	$—	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$6,396	35.3%	$7,084	36.0%
Office buildings	6,050	33.3	6,312	32.1
Industrial buildings	2,791	15.4	3,390	17.3
Apartments	1,378	7.6	1,438	7.3
Hotel	505	2.8	513	2.6
Land	385	2.1	120	0.6
Mixed use	363	2.0	672	3.4
Other	267	1.5	139	0.7
Total	$18,135	100.0%	$19,668	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$4,908	27.1%	$5,602	28.4%
South Atlantic	4,447	24.5	4,628	23.5
Middle Atlantic	2,576	14.2	2,514	12.8
North Central	2,168	12.0	2,570	13.1
South Central	2,070	11.4	2,252	11.4
New England	742	4.0	755	3.8
Mountain	687	3.8	783	4.0
Other	537	3.0	564	3.0
Total	$18,135	100.0%	$19,668	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in foreign countries, primarily in Canada.

At December 31, 2009 and 2008, approximately 21.3% and 23.7% of the mortgage loan portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,800	9.9%	$1,625	8.2%
Due after one year through five years	7,462	41.2	7,704	39.2
Due after five years through ten years	8,111	44.7	9,399	47.8
Due after ten years	762	4.2	940	4.8
Total	$18,135	100.0%	$19,668	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2009 or 2008. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2009 or 2008.

During 2009 and 2008, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2009 or 2008.

Mortgage loans that totaled $14 million and $180 million at December 31, 2009 and 2008, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

B-100	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

For the years ended December 31, 2009 and 2008, the carrying value of mortgage loans denominated in foreign currency was $453 million and $507 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. TIAA assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. TIAA evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development. Other-than-temporary impairments for real estate investments for the years ended December 31, 2009, 2008 and 2007 were $52 million, $23 million and $0, respectively and these amounts are included in the impairment table in Note 9. At December 31, 2009 and 2008, TIAA’s directly owned real estate investments of $1,586 million and $1,645 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $128 million and $160 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$957	60.4%	$1,033	62.8%
Industrial buildings	289	18.2	257	15.6
Mixed-use projects	177	11.2	182	11.0
Apartments	105	6.6	107	6.5
Land under development	43	2.7	51	3.1
Retail	13	0.8	13	0.8
Land	2	0.1	2	0.2
Total	$1,586	100.0%	$1,645	100.0%

	Directly Owned Real Estate by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$608	38.3%	$622	37.8%
North Central	284	17.9	291	17.7
Middle Atlantic	193	12.2	233	14.2
Pacific	177	11.2	209	12.7
South Central	154	9.7	133	8.0
Other	135	8.5	124	7.6
Mountain	35	2.2	33	2.0
Total	$1,586	100.0%	$1,645	100.0%

At December 31, 2009 and 2008, approximately 18.7% and 18.4% of the real estate portfolio, respectively, were invested in Florida and was included in the South Atlantic region shown above.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2009, 2008 and 2007, was $61 million, $60 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2009, 2008 and 2007 was $422 million, $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2009 or 2008.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., WRC Properties, Inc., Mansilla Participacoes LTDA, Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2009	2008	2007
Net carrying value	$4,671	$4,456	$4,550
Other than temporary impairment	$138	$5	$9
Net investment income (distributed from investment subs and aff.)	$36	$82	$132
Amounts due from (to) subsidiaries and affiliates	$1	$(31)	$2

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover and impaired real estate investments that were written down to fair value.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(“TCAM”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, TIAA Global Public Investments, LLC, Oleum Holding Company, LLC, and Active Extension Funds I, II and III which are also wholly-owned subsidiaries of TIAA (in millions):

	2009	2008	2007
Net carrying value	$1,213	$480	$810
Other than temporary impairment	$27	$141	$56
Net investment income (distributed from investment subs and aff.)	$—	$—	$—
Amounts due from subsidiaries and affiliates	$45	$37	$121

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover.

TIAA discloses the contingencies and guarantees of TGM, TCAM and TIAA-CREF Life in Note 21.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

The financial statements of these subsidiaries are not audited and TIAA has limited the value of these subsidiaries to the value contained in the financials of the underlying investments which will be audited, including adjustments required by SSAP No. 97, of SCA entities and/or non-SCA SSAP No. 48 valued in accordance with paragraphs 17 through 20 of SSAP No. 97. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Included in the above tables, the Company holds investments in six indirect non-insurance holding companies, or subsidiaries which are valued by the Company. The following table summarizes the Company’s carrying value in each subsidiary as of December 31, 2009 and 2008 (in millions):

Subsidiary	2009	2008
Mansilla Participacoes LTDA	$382.6	$256.2
TIAA Private Equity Alpha, LLC	112.6	84.0
TIAA European Funding Trust	42.1	40.5
Occator Agricultural Properties, LLC	35.3	—
730 Texas Forest Holdings Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	—
Total	$573.9	$381.6

As of December 31, 2009 and 2008, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $457 million and $468 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2009	2008
Unaffiliated Other Invested Assets	$6,850	$6,417
Affiliated Other Invested Assets	4,004	3,044
Contract Loans	930	908
Other Long-Term Assets	201	306
Total other long-term investments	$11,985	$10,675

As of December 31, 2009, unaffiliated other invested assets of $6,850 million consist primarily of private equity funds of which $5,604 million invest in securities and $1,035 million invest in real estate related holdings. The remaining $211 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million represents investment subsidiaries totaling $2,811 million of which $1,514 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holding and $248 million represents investments in securities related holdings. The remaining $1,193 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets of $201 million in the table above consist primarily of $184 million in derivatives.

As of December 31, 2008 unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $1,195 million represents investments in agriculture and timber related holdings, $1,155 million represents investments in real estate related holdings and $255 million represents investments in securities. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2009, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $1,005 million, $552 million and $42 million, respectively.

For the years ended December 31, 2009 and 2008, other long-term investments denominated in foreign currency were $1,282 million and $1,411 million, respectively.

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have 2 remaining tax credit years with a required holding period of 15 years. During 2009, the Company recognized $12 million of other-than-temporary impairments as a result of designating LIHTC investments as available for sale. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

B-102	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 8—commitments

The outstanding obligation for future investments at December 31, 2009, is shown below by asset category (in millions):

	2010	2011	In later years	Total Commitments
Bonds	$387	$173	$116	$676
Mortgage loans	66	40	2	108
Real estate	5	1	—	6
Stocks	101	65	60	226
Other long-term investments	1,478	1,032	2,668	5,178
Total	$2,037	$1,311	$2,846	$6,194

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; the Company committed 130.0 million Euros which is approximately $186.4 million (in U.S. dollars) to Development Fund I and 100.0 million Euros which is approximately $143.3 million (in U.S. dollars) to Development Fund II as of December 31, 2009. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$8,956	$8,232	$7,901
Mortgage loans	1,204	1,290	1,481
Real estate	272	285	246
Stocks	55	347	512
Other long-term investments	177	692	918
Cash, cash equivalents and short-term investments	28	95	90
Other	—	9	5
Total gross investment income	10,692	10,950	11,153
Less investment expenses	(420)	(451)	(448)
Net investment income before amortization of net IMR gains	10,272	10,499	10,705
Plus amortization of net IMR gains	68	60	123
Net investment income	$10,340	$10,559	$10,828

Due and accrued income excluded from net investment income is as follows: Bonds and Preferred stocks in default; Common stock affiliated related to real estate with rents over 90 days past due; Mortgage loans with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years 2009, 2008 and 2007.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2009 (in millions):

	2010	2011	2012	2013	2014	Thereafter	Total
Future rental income	$145	$130	$111	$91	$70	$177	$724

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$(1,913)	$(2,822)	$(74)
Mortgage loans	(318)	(181)	7
Real estate	(43)	20	2
Stocks	(90)	(929)	77
Other long-term investments	(1,086)	(546)	56
Cash, cash equivalents and short-term investments	15	(33)	5
Total before capital gains taxes and transfers to the IMR	(3,435)	(4,491)	73
Transfers to the IMR	109	41	(44)
Capital gains taxes	—	—	(166)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(3,326)	$(4,450)	$(137)

Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2009	2008	2007
Other-than-temporary impairments:
Bonds	$2,249	$2,467	$339
Mortgage loans	336	211	49
Real estate	52	23	—
Stocks	146	890	100
Other long-term investments	1,005	552	42
Total	$3,788	$4,143	$530

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Due and accrued income, which is deemed collectible, will be admitted in an amount not exceeding the value of the property (less taxes) over the unpaid principal balance of the loan. Any loans in default more than eighteen months will have all due and accrued income non-admitted.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2009, 2008 and 2007 were $5,639 million, $5,099 million and $4,840 million, respectively. Net gains of $658 million, $216 million and $333 million and net losses, excluding impairments considered to be other-than-temporary, of $322 million, $571 million and $68 million were realized during 2009, 2008 and 2007, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. However, in isolated cases management may sell and repurchase securities that meet the definition. As of December 31, 2009 and 2008, TIAA’s wash sales which meet the definition totaled $9 million and $20 million respectively, which is less than 1% of the total bond portfolio.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$86	$(483)	$299
Mortgage loans	66	(172)	95
Stocks	(16)	(633)	92
Other long-term investments	778	(1,474)	379
Cash, cash equivalents and short-term investments	(4)	5	—
Total	$910	$(2,757)	$865

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2009 or 2008. Advisors, an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending December 31, 2007. There were no delinquencies or credit losses at December 31, 2009, 2008 and 2007, respectively.

The sensitivity analysis represents changes in the fair value of the securitized assets. The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$74	$69	(a)	$(1)	$(2)
2001	Bonds	$188	$188	(b)	$(3)	$(6)
2002	Bonds	$2	$2	(c)	$—	$(1)
2007	Mortgages	$32	$6	(d)	$(1)	$(1)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2009 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.71% to 11.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 1.20% to 193.82% (weighted average rate of 11.68%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based on a broker valuation mark. The valuation level implied a yield rate of 77.06% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 35.76% to 91.16% (weighted average rate of 59.46%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the

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continued

risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASU 820, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2009 and December 31, 2008 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Public bonds	116,842	115,143	100,695	91,019
Private bonds	35,564	33,977	34,985	27,883
Total bonds	152,406	149,120	135,680	118,902
Mortgage loans	18,135	17,469	19,668	18,799
Preferred stocks	133	126	3,216	2,161
Common stocks	3,137	3,173	3,017	4,266
Cash, cash equivalents and short-term investments	528	528	5,553	5,553
Contract loans	930	930	908	908
Separate accounts assets	9,338	9,338	12,473	12,473
Derivative financial instruments	97	196	298	332
Liabilities:
Liability for deposit-type contracts	574	574	500	500
Derivative financial instruments	616	613	370	465
Separate accounts liabilities	8,426	8,426	12,319	12,319
Borrowed money	939	937	—	—

Bonds: The fair values for publicly traded long term bond investments were generally determined using prices provided by third party pricing services or valuations from the NAIC. For privately placed long term bond investments without a readily ascertainable market value, such values were determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Mortgage Loans: The fair values of mortgage loans were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing services or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its affiliated common stock by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-term Investments: The carrying values were considered reasonable estimates of fair value.

Borrowed Money: Borrowed money is comprised of Term Asset-backed Securities Loan Facility (“TALF”) for which the fair values were determined using prices provided by a third party.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following tables provide information as of December 31, 2009 and December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	December 31, 2009
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$643	$237	$25	$905
Derivatives	—	196	—	196
Separate accounts asset, net	1,501	671	7,166	9,338
Total assets at fair value	$2,144	$1,104	$7,191	$10,439

Liabilities at fair value:
Derivatives	$—	$(613)	$—	$(613)
Total liabilities at fair value	$—	$(613)	$—	$(613)

	December 31, 2008
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts assets, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Changes in level 3 assets and liabilities measured at fair value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs at December 31, (in millions):

	2009	2008
Year Ended December 31, 2009	Net Assets	Net Assets
Balance at December 31, 2008:	$11,010	$13,823
Total gains or losses (realized/unrealized) included in surplus	(3,613)	(2,518)
Other activity	(206)	(295)
Balance at December 31, 2009	$7,191	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Admitted Assets, Liabilities and Capital and Contingency Reserves, except for the accumulation units purchased by TIAA and further described in Note 21. Other activity consists principally of acquisitions or dispositions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009 and 2008.

The following tables represent the balances of assets and liabilities measured at fair value on a non-recurring basis and the related net gains and losses for the years ending December 31, for those items (in millions):

	2009
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$82	$162	$(308)
Preferred stocks	—	4	5	(1)
Mortgage loans	—	—	211	(47)
Other long-term investments	—	—	58	(90)
Total	$—	$86	$436	$(446)

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continued

	2008
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred stocks	28	223	3	(524)
Other long-term investments	—	—	906	(740)
Total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuations of separate account net assets and liabilities classified in Level 3 are generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where impairments were recorded.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The National Association of Insurance Commissioners (NAIC) has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (ASC 815) and Accounting Standards Codification 460, “Guarantees” (ASC 460), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterparty to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eight derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2009, TIAA held cash collateral of $31.5 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2009, the Company pledged cash collateral of $87 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2009 is $395.8 million for which the Company has posted collateral of $77.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2009, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $264.5 million. The net realized loss for the year ended December 31, 2009, from all foreign currency swap contracts was $83.3 million.

Equity Index Options: TIAA purchased out-of-the-money put options on the S&P 500 Index as a hedge of a portion of the General Account equity position against a decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2009, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2009, from all Equity Index Option contracts was $0.4 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2009, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $2.6 million. The net realized loss for the year ended December 31, 2009 from foreign currency forward contracts was $11.2 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from interest rate swap contracts that do not qualify for hedge accounting treatment was $34.8 million. The net realized gain for the year ended December 31, 2009, from interest rate swap contracts was $12.9 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. These swap contracts are designated as hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $78.9 million. The net realized gain for the year ended December 31, 2009 from all purchased credit default swap contracts was $3.0 million.

Written Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2009, from written credit default swap contracts that do not qualify for hedge accounting treatment was $0. The net realized loss for the year ended December 31, 2009 from all written credit default swap contracts was $26 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but

B-108	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
DJ Investment Grade Index	less than 1 year	$358	0.40%	$—	$(6)
DJ Investment Grade Index	1-2 years	960	0.43%	(4)	(12)
DJ Investment Grade Index	2-3 years	169	0.35%	(3)	(1)
Super SeniorTranche DJ.NA.IG.9	3-4 years	4,919	0.79%	95	—
Totals		$6,406		$88	$(19)

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record the impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
Corporate	3-6 years	$786	0.89%	$11	$(2)
Sovereign	0–4 years	145	1.53%	1	—
Total		$931		$12	$(2)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions).

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	95	5,411	5,506
	Corporate	686	17	689	706
	Sovereign	60	1	61	62
	Subtotal	5,665	113	6,161	6,274
2 High Quality	Index	1,487	(7)	1,361	1,354
	Tranche	—	—	—	—
	Corporate	90	—	100	100
	Sovereign	25	—	26	26
	Subtotal	1,602	(7)	1,487	1,480
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	60	—	61	61
	Subtotal	60	—	61	61
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(6)	11	5
	Sovereign	—	—	—	—
	Subtotal	10	(6)	11	5
	Total	$7,337	$100	$7,720	$7,820

A summary of derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2009			December 31, 2008
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$632	$58	$59	$1,798	$202	$210
	Liabilities	2,247	(492)	(534)	1,461	(290)	(344)
	Subtotal	2,879	(434)	(475)	3,259	(88)	(134)
Foreign Currency Forward Contracts	Assets	38	1	1	90	19	19
	Liabilities	22	(2)	(2)	150	(16)	(16)
	Subtotal	60	(1)	(1)	240	3	3
Interest Rate Swap Contracts	Assets	444	17	17	490	49	49
	Liabilities	185	(3)	(3)	3	—	—
	Subtotal	629	14	14	493	49	49
Credit Default Swap Contracts—RSAT	Assets	5,829	15	113	5,109	—	26
	Liabilities	1,508	(58)	(13)	1,537	(57)	(98)
	Subtotal	7,337	(43)	100	6,646	(57)	(72)
Credit Default Swap Contracts	Assets	205	6	6	660	28	28
(Purchased Default Protection)	Liabilities	1,565	(61)	(61)	473	(7)	(7)
	Subtotal	1,770	(55)	(55)	1,133	21	21
Total	Assets	7,148	97	196	8,147	298	332
	Liabilities	5,527	(616)	(613)	3,624	(370)	(465)
	Total	$12,675	$(519)	$(417)	$11,771	$(72)	$(133)

TIAA reflected $(21.1) million and $(1.9) million in valuation impairments related to Credit Default Swaps and Foreign Currency Swaps, respectively. The average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $5.9 million in liabilities.

B-110	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The table below illustrates the Fair Values of Derivative Instruments in the Statement of Financial Position. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$1	Other Long-term Investments	$16	Other Liabilities	$(220)	Other Liabilities	$(165)
Total Qualifying Hedge Relationships		1		16		(220)		(165)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	17	Other Long-term Investments	49	Other Liabilities	(3)	Other Liabilities	—
Foreign Currency Swaps	Other Long-term Investments	58	Other Long-term Investments	194	Other Liabilities	(314)	Other Liabilities	(179)
Foreign Currency Forwards	Other Long-term Investments	1	Other Long-term Investments	19	Other Liabilities	(2)	Other Liabilities	(16)
Purchased Credit Default Swaps	Other Long-term Investments	6	Other Long-term Investments	28	Other Liabilities	(61)	Other Liabilities	(7)
Total Non-qualifying Hedge Relationships		82		290		(380)		(202)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	113	Other Long-term Investments	26	Other Liabilities	(13)	Other Liabilities	(98)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		113		26		(13)		(98)
Total Derivatives		$196		$332		$(613)		$(465)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(12)	Net Realized Capital Gain (Loss)	$(4)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(13)		(4)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	13	Net Realized Capital Gain (Loss)	1
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	(70)	Net Realized Capital Gain (Loss)	(84)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(11)	Net Realized Capital Gain (Loss)	(4)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	3	Net Realized Capital Gain (Loss)	1
Total Non-qualifying Hedge Relationships		(65)		(86)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(65)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	2
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(63)
Total Derivatives		$(104)		$(153)

Note 13—separate accounts

The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity; since late 2008, REA’s liquid securities have comprised less than 10% of its assets, primarily due to consistent REA participant withdrawals.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

B-112	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

Non-guaranteed Separate Accounts	2009	2008	2007
Premiums and considerations	$1,330	$2,035	$3,343
Reserves:
For accounts with assets at:
Fair value	8,287	12,127	18,752
Amortized cost	—	—	—
Total reserves	$8,287	$12,127	$18,752

By withdrawal characteristics:
At fair value	$8,287	$12,127	$18,752
Total reserves	$8,287	$12,127	$18,752

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2009	2008	2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,523	$2,217	$3,698
Transfers from Separate Accounts	(2,810)	(6,443)	(2,186)
Net transfers (from) or to Separate Accounts	(1,287)	(4,226)	1,512

Reconciling Adjustments:
Fund transfer exchange loss	(2)	(3)	(1)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(1,289)	$(4,229)	$1,511

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $954.5 million and $1,327 million to its various subsidiaries and affiliates in 2009 and 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Amended and Restated Investment Management Services Agreement, dated as of January 2, 2008, between CREF and Investment Management, and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and Services. TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $710 million, $1,142 million and $1,075 million in 2009, 2008 and 2007, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and

Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts due to (from) subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

Subsidiary/Affiliate	Receivable		Payable
	2009	2008	2009	2008
College Retirement Equities Fund	$—	$—	$40.0	$68.0
Investment Management	1.8	6.3	—	—
TIAA-CREF Life	12.4	12.1	—	—
TIAA Pension	—	0.6	—	—
TIAA-CREF Trust Company FSB	—	—	—	0.1
Services	—	2.0	0.8	0.6
TIAA Real Estate Account	2.6	1.6	—	—
Total	$16.8	$22.6	$40.8	$68.7

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $70.2 million and $10.3 million at December 31, 2009 and 2008, respectively. The con-

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-113

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

solidating companies, as of December 31, 2009, which file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Oleum Holding Company, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Corp.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”), as of December 31, consisted of the following (in millions):

	2009			2008
Description	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$13,493	$2,717	$16,210	$14,771	$1,611	$16,382
Statutory valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,493	2,717	16,210	14,771	1,611	16,382
Gross deferred tax liabilities	(234)	(21)	(255)	(1)	(329)	(330)
Net deferred tax asset (liability) before admissibility test	$13,259	$2,696	$15,955	$14,770	$1,282	$16,052

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	1,634	—	1,634	1,381	—	1,381
10% adj. statutory capital and surplus limit (10.b.ii)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.c.	234	21	255	1	329	330
Additional admitted pursuant to par. 10.e.i.	—	—	—	N/A	N/A	N/A
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688	N/A	N/A	N/A
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.iii.	—	—	—	N/A	N/A	N/A
Admitted deferred tax asset	2,667	21	2,688	1,382	329	1,711
Deferred tax liability	(234)	(21)	(255)	(1)	(329)	(330)
Net admitted DTA or DTL	$2,433	$—	$2,433	$1,381	$—	$1,381

Nonadmitted DTA	$10,826	$2,696	$13,522	$13,389	$1,282	$14,671

For 2009 the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. No such election existed in 2008.

B-114	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. of SSAP-10R as follows (in millions):

	Increase (Decrease) during 2009
Description	Ordinary	Capital	Total
Gross deferred tax assets	$(1,278)	$1,106	$(172)
Statutory valuation allowance	—	—	—
Adjusted gross deferred tax assets	(1,278)	1,106	(172)
Gross deferred tax liabilities	(233)	308	75
Net deferred tax asset before admissibility test	$(1,511)	$1,414	$(97)

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	253	—	253
10% adj. statutory capital and surplus limit (10.b.ii)	241	—	241
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	241	—	241
Admitted pursuant to par. 10.c.	233	(308)	(75)
Additional admitted pursuant to par. 10.e.i.	—	—	—
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811
Additional admitted pursuant to par. 10.e.iii.	—	—	—
Admitted deferred tax asset	1,285	(308)	977
Deferred tax liability	(233)	308	75
Change in net admitted DTA or DTL	$1,052	$—	$1,052

Change in nonadmitted DTA	$(2,563)	$1,414	$(1,149)

The following table provides the Company’s assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional DTA determined under SSAP No. 10R paragraph 10.e as of December 31, 2009 (in millions):

Description	With Par. 10a.-c.	With Par. 10e	Difference
Admitted DTAs	$1,622	$2,433	$811
Admitted assets	$200,917	$201,728	$811
Statutory surplus	$22,033	$22,844	$811
Total adjusted capital	$23,494	$24,305	$811
RBC authorized control level	$2,254

The changes in current income taxes incurred consist of the following major components as of December 31 (in millions):

Description	2009	2008
Current income tax expense (benefit)	$(58)	$(45)
Tax on capital gains (losses)	—	—
Foreign taxes	—	—
Prior year under accrual (over accrual)	—	—
Federal income taxes incurred	$(58)	$(45)

The tax effects of temporary difference that give rise to significant portions of the deferred tax assets and liabilities are as follows (in millions):

DTAs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$2,068	$1,479	$589	Capital
Intangible asset	8,427	8,835	(408)	Ordinary
Differences between statutory and tax reserves	401	1,174	(773)	Ordinary
Policyholder dividends	598	816	(218)	Ordinary
Deferred compensation	168	156	12	Ordinary
Balance of payout option reserve due to IRS settlement starting in 2006 (20 year amortization)	478	508	(30)	Ordinary
NOL Carryover	2,905	2,964	(59)	Ordinary
Capital loss carryover	649	132	517	Capital
Other	516	318	198	Ordinary
Gross DTAs	16,210	16,382	(172)
Nonadmitted DTAs	$13,522	$14,671	$(1,149)

DTLs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Market discount deferred on bonds	$(233)	$(329)	$96	Ordinary
Investments	(21)	(1)	(20)	Capital
Other	(1)	—	(1)	Ordinary
Gross DTLs	$(255)	$(330)	$75

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The change in net deferred income taxes is composed of the following (this analysis is exclusive of nonadmitted assets) (in millions):

Description	December 31, 2009	December 31, 2008	Change
Total deferred tax assets	$16,210	$16,382	$(172)
Total deferred tax liabilities	(255)	(330)	75
Net deferred tax asset	$15,955	$16,052

Change in net deferred income tax (charge) benefit			$(97)

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gains from operations after dividends to policyholders and before Federal income taxes. The significant items causing this difference for the year ended December 31, 2009, are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Loss before Federal income taxes	$(619)	$(217)	35.00%
Dividends received deduction	(14)	(5)	0.76%
Amortization of interest maintenance reserve	(68)	(24)	3.86%
Meal disallowance, spousal travel, and non-deductible lobbying	3	1	-0.15%
Utilization of NOL for Subsidiaries	(167)	(58)	9.42%
Change in reserve valuation basis – Direct to Surplus	2,260	791	-127.74%
Non admitted assets	(388)	(136)	21.95%
Prior year true-up	20	7	-1.16%
Adjustment to basis of non admitted assets	(918)	(320)	51.87%
Total	$109	$39	-6.19%

Federal income tax incurred expense (benefit)		(58)	9.42%
Tax on capital gains (losses)		—	0.00%
Change in net deferred income tax charge (benefit)		97	-15.61%
Total statutory income taxes		$39	-6.19%

At December 31, 2009, the Company had net operating loss carry forwards expiring from the year 2013 to 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,433	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2008	1,134	2023
Total	$8,455

At December 31, 2009, the Company had capital loss carry forwards expiring in the years 2013 and 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2008	$439	2013
2009	1,416	2014
Total	$1,855

At December 31, 2009, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
2009	2	2019
Total	$9

At December 31, 2009, the company had General Business Credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	5	2029
Total	$29

On September 12, 2008, TIAA executed a final settlement with the Internal Revenue Service (“IRS”) Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement. This settlement resulted in an adjustment of $1.2 billion as an elimination to the contingency reserve during the year ended 12/31/2008.

TIAA did not incur federal income taxes in 2009 or preceding years that would be available for recoupment in the event of future net losses.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007 and 2008 federal income tax returns are open until September 2011, and September 2012, respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (beginning 9/15/2009, collectively known as FASB ASC 740) established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the

B-116	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2009 or 2008.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $44 million, $40 million and $34 million in 2009, 2008 and 2007, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2009, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2009	12/31/2008	12/31/2007
Reconciliation of change in benefit obligation
Benefit obligation at beginning of year	$113	$99	$105
Eligibility cost	5	4	3
Interest cost	7	6	6
Actuarial losses (gains)	1	9	(11)
Benefits paid	(7)	(5)	(4)
Plan amendments	(3)	—	—
Benefit obligation at end of year	$116	$113	$99

Reconciliation of funded status
Benefit obligation at end of year
Current retirees	$93	$86	$79
Actives currently eligible to retire	23	27	20
Total obligation	116	113	99
Fair value of assets	—	—	—
Funded status	$(116)	$(113)	$(99)
Unrecognized net transition obligation	—	3	4
Unrecognized net (gain) losses	11	9	—
Unrecognized prior service cost	(1)	—	—
Accrued post-retirement benefit cost	$(106)	$(101)	$(95)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2009	2008	2007
Components of net periodic benefit cost
Eligibility cost	$5	$4	$3
Interest cost	7	6	6
Amortization of net transition obligation and net (gain) or loss	1	1	1
Net periodic benefit cost	$13	$11	$10

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2009 and 2008 and $3 million for 2007, respectively.

The post-retirement benefit obligation for non-vested employees was approximately $28 million at December 31, 2009 and approximately $94 million at December 31, 2008.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension plan was approximately $6 million, $5 million, $4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2009	2008	2007
Weighted-average assumption
Assumptions used to determine benefit obligations
Discount rate for benefit costs	5.75%	6.25%	5.75%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumptions used to determine benefit obligations
Discount rate for benefit obligations	5.75%	5.75%	6.25%
Rate of compensation increase	4.00%	4.00%	4.00%
Medical cost trend rates
Immediate Rate	9.00%	9.50%	10.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2016	2014	2013
Ultimate medical care cost trend rate after a six year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2009	2008	2007
Effect of a 1% increase in benefit costs
Change in post-retirement benefit obligation	$12	$12	$10
Change in eligibility cost and interest cost	$1	$1	$1

Effect of a 1% decrease in benefit costs
Change in post-retirement benefit obligation	$(10)	$(10)	$(9)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2010	7
2011	8
2012	8
2013	9
2014	9
Total for 2015-2019	53

Medicare Part D Subsidy Receipts
2010	0.4
2011	0.4
2012	0.5
2013	0.6
2014	0.7
Total for 2015-2019	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company had provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service, forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Com-

pany related to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $47 million and $45 million as of December 31, 2009 and 2008, respectively. The Company had an accrued pension cost of $46 million and $47 million and had $1.2 million and $0 of additional minimum liability accrued as of December 31, 2009 and 2008, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2009 or 2008.

The SERP obligations were determined based upon a discount rate of 5.55% and a rate of compensation increase is not applicable as of December 31, 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2010 to 12/31/2010	$3.9
1/1/2011 to 12/31/2011	$3.6
1/1/2012 to 12/31/2012	$3.6
1/1/2016 to 12/31/2013	$3.6
1/1/2014 to 12/31/2014	$3.6
1/1/2015 to 12/31/2019	$17.5

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

For the Personal Annuity (“PA”), deferred annuity reserves in the general account were, through December 31, 2008, equal to the account balance plus the present value, at the maximum

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continued

statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve was maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB was calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit

Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008. In 2009, Actuarial Guideline 43 was adopted replacing Actuarial Guideline 34 and Actuarial Guideline 39 which resulted in the reserve for GMDB to be calculated as part of the total annuity reserves and not calculated independently.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners Annuity Reserve Valuation Method in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For accumulating annuities which do not contain variable guarantees, the reserves are generally calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table and the reserve thus calculated is generally equal to the account balance. For payout annuities the reserves meet and exceed minimum standards and are generally calculated as the present value of guaranteed benefits using conservative interest rates and mortality tables. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 79% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2009		2008
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$8,287	4.8%	$12,127	7.1%
At book value without adjustment	35,680	20.8%	32,232	18.9%
Not subject to discretionary withdrawal	127,812	74.4%	126,465	74.0%
Total (gross)	171,779	100.0%	170,824	100.0%
Reinsurance ceded	—		—
Total (net)	$171,779		$170,824

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2009	2008
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$160,455	$155,907
Supplementary contracts with life contingencies	2,463	2,290
Deposit-type contracts	574	500
Subtotal	163,492	158,697

Separate Accounts:
Annuities	8,223	12,024
Supplementary contracts with life contingencies	61	103
Deposit-type contracts	3	—
Subtotal	8,287	12,127
Total	$171,779	$170,824

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2009 and $0.2 million at December 31, 2008, respectively. As of December 31, 2009 and December 31, 2008, TIAA had $ 1.1 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $13.5 million and $16.9 million at December 31, 2009 and December 31, 2008, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these recaptured agreements at the end of the 2007 reporting period were approximately $18.4 million and $41.2 million, respectively.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2009	2008	2007
Aggregated assumed premiums	$21	$22	$(2)
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$192	$183	$171
(Decrease) Increase in policy and contract reserves	$(5)	$(4)	$(50)

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2009 and 2008, there were premiums in force of $21 million and $27 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by reinsurance agreements at December 31 are as follows (in millions):

	2009	2008	2007
Insurance and annuity premiums	$21	$23	$46
Policy and contract benefits	$70	$81	$91
Increase in policy and contract reserves	$95	$50	$187
Reserves for life and health insurance	$591	$686	$736

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The current maximum amount authorized to be issued under the program is $2 billion, although TIAA’s Board of Trustees and management may reduce the maximum amount of commercial paper issuable under this program in the future. At December 31, 2009 and

2008, TIAA had no commercial paper outstanding and management does not currently intend to issue any commercial paper.

TIAA maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility was terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2009	2008
Net unrealized capital gains (losses)	$910	$(2,757)
Asset valuation reserve	$(273)	$4,104
Net deferred federal income tax	$(218)	$13,009
Nonadmitted assets	$(21)	$(12,707)
Net change in reserve valuation	$2,260	$—
Net change in separate account	$(301)	$(1)
Issuance of surplus notes	$2,000	$—
Changes in accounting principles	$1,030	$—
Change in dividend accrual methodology	$155	$—
Prior year FIT settlement	$—	$1,244
Other	$—	$(7)

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of

B-120	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. TGM had $3,280 million at December 31, 2009 and $3,295 million at December 31, 2008 of outstanding debt and accrued interest. TIAA also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2009, there were no draw downs. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2009 or 2008.

The carrying value of TGM was $(271) million and $(348) million at December 31, 2009 and December 31, 2008, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31,

2009, $30 million of this facility was maintained on a committed basis for which effective May, 2009, the Company received a commitment fee of 20 basis points on the undrawn committed amount. During 2009, there were 7 draw downs totaling $15.2 million that were repaid by December 31, 2009. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2009 and 2008, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $750 million committed credit facility (with a term expiring in June 2010) that is maintained with a group of banks.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. In 2008, there were 3 draw downs totaling $89 million. Outstanding principal and accrued interest under this line of credit totaled $0 and $36 million as of December 31, 2009 and 2008, respectively.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA during 2008, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. Subsequent to December 24, 2008 and through December 31, 2009, the TIAA general account purchased an aggregate additional $1,058.7 million of accumulation

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

units in a number of separate transactions. Overall TIAA has purchased $1,214.3 million of accumulation units and the fair value of such units was $912.3 million as of December 31, 2009, respectively. Accumulation units owned by TIAA are valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2010	2011	2012	2013	2014	Thereafter	Total
Amount	$33	$31	$29	$25	$19	$63	$200

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2009, 2008 and 2007 was approximately $35 million, $36 million and $32 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) will lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral. TIAA’s investments in the TALF program shall not exceed $500 million in the aggregate, net of financing provided by the FRBNY.

As of December 31, 2009, TIAA had purchased $1,024 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding to the FRBNY in the amount of $939 million.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2010, the date the financial statements were issued.

On February 26, 2010, TIAA entered into a mortgage loan pool sale for $509.9 million. The pool sale generated net gains of $12.4 million which included the recapture of $3.7 million of previously recorded impairments.

B-122	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2009, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
02148FAW5	$28,092,011	$26,534,624	*	$(1,557,387)	$26,534,624	$18,680,751	Q4 2009
02149HAK6	24,244,801	23,401,542	*	(843,259)	23,401,542	18,845,140	Q4 2009
02150MAD7	14,901,516	13,816,740	*	(1,084,777)	13,816,740	8,972,865	Q4 2009
02151CBD7	28,168,626	27,928,845	*	(239,781)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,440	*	(1,535,940)	37,069,440	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,210	*	(936,336)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,871	2,757,334	*	(312,537)	2,757,334	558,394	Q4 2009
03702YAC4	28,800	—	[2]	(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655	*	(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,902	461,411	*	(223,492)	461,410	307,397	Q4 2009

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
05947UMM7	$2,599,818	$1,949,371	*	$(650,447)	$1,949,371	$378,124	Q4 2009
05947UMN5	423,878	293,741	*	(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,439	*	(24,684)	40,438	88,981	Q4 2009
05947UVY1	1,969,347	1,783,588	*	(185,759)	1,783,588	231,398	Q4 2009
05947UVZ8	1,943,102	318,015	*	(1,625,086)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	*	(606,486)	160,955	225,249	Q4 2009
05947UWB0	131,201	38,213	*	(92,988)	38,213	109,176	Q4 2009
05947UWC8	58,568	37,462	*	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,887	*	(64,928)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,969	*	(473,465)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,660	*	(115,234)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	*	(169,607)	1,730,054	929,251	Q4 2009
05948KP37	10,774,469	10,676,031	*	(98,438)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	*	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	*	(1,076,714)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	*	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	*	(1,233,576)	4,810,509	3,013,806	Q4 2009
05949AA75	751,465	301,665	*	(449,799)	301,666	430,970	Q4 2009
05949AM23	2,018,498	1,815,559	*	(202,939)	1,815,559	1,867,555	Q4 2009
05949AM31	419,985	371,791	*	(48,194)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	*	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	*	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	*	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	*	(440,589)	1,267,071	1,098,651	Q4 2009
059511AU9	2,073,166	1,533,143	*	(540,023)	1,533,143	1,463,230	Q4 2009
07383FFU7	7,065,000	—	[2]	(1,399,103)	5,665,897	5,665,896	Q4 2009
07387BAU7	7,875,039	5,079,212	*	(2,795,827)	5,079,212	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,264	*	(4,746,963)	1,763,264	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	*	(1,383,517)	1,418,267	380,252	Q4 2009
07388NAK2	14,152,891	13,845,930	*	(306,960)	13,845,930	3,354,147	Q4 2009
07388PAQ4	1,081,028	804,094	*	(276,933)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	*	(640,830)	7,989,402	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	*	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,040	1,002,354	*	(968,686)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	*	(70,331)	1,741,413	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	*	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	*	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,879	659,798	*	(1,209,081)	659,798	418,758	Q4 2009
073945AS6	579,047	467,855	*	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	*	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,627	728,019	*	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,950	*	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,736	42,394,763	*	(2,782,973)	42,394,763	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	*	(779,106)	15,151,662	7,917,427	Q4 2009
12544AAC9	49,835,937	48,574,000	*	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,534	*	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,810	*	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,120	*	(340,105)	30,929,120	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	*	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,800	*	(1,702,862)	37,843,800	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,456	*	(514,654)	14,345,456	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	*	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,695	*	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	*	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,374	*	(684,758)	4,294,375	1,184,275	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126378AG3	$14,468,757	$13,583,840*	$(884,917)	$13,583,840	$9,322,523	Q4 2009
126378AH1	15,735,264	14,849,375*	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126*	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,345*	(39,989)	3,588,345	2,216,845	Q4 2009
126671TW6	1,104,726	893,475*	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,649*	(268,031)	37,962,649	16,806,135	Q4 2009
12667F4N2	10,000,000	9,861,140*	(138,860)	9,861,140	6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750*	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078*	(2,432,270)	4,442,079	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,476*	(4,709,062)	19,416,477	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838*	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452*	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,725*	(32,220)	16,353,725	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603*	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,015*	(404,413)	22,632,015	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300*	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861*	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,825*	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,311*	(127,195)	7,322,311	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455*	(477,660)	13,575,456	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520*	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,552*	(105,015)	27,834,552	10,595,359	Q4 2009
126694W61	24,054,887	22,698,354*	(1,356,531)	22,698,355	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460*	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794*	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,770*	(237,407)	4,840,771	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480*	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,462*	(100,724)	16,368,463	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597*	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,003*	(2,363,017)	45,989,003	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,218*	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,881*	(165,440)	1,130,881	326,094	Q4 2009
152314DT4	372,409	340,216*	(32,192)	340,216	225,279	Q4 2009
161546CJ3	831,935	783,254*	(48,680)	783,255	587,105	Q4 2009
161546CK0	799,928	465,669*	(334,259)	465,669	496,657	Q4 2009
161546DP8	1,096,469	763,269*	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,132*	(1,935,146)	2,201,131	671,769	Q4 2009
161551FG6	335,000	288,420*	(46,581)	288,420	133,289	Q4 2009
161551FV3	551,726	430,572*	121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,494*	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,841*	(1,289,453)	40,838,841	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,115*	(373,396)	28,968,115	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,765*	(173,520)	13,647,765	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,762*	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335*	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500*	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001*	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,404*	(1,035,149)	27,463,404	15,287,882	Q4 2009
172973W62	440,184	436,545*	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,924*	(1,044,318)	19,172,924	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718*	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,344*	(3,400,565)	11,646,344	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222*	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320*	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840*	(326,390)	1,163,840	360,290	Q4 2009

B-124	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
19075CAK9	$10,988,235	$5,934,671*	$(5,053,564)	$5,934,671	$4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689*	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994*	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145*	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386*	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624*	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530*	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,399*	(548,119)	672,399	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539*	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364*	(79,724)	1,494,364	669,900	Q4 2009
20173VAM2	7,613,342	6,145,038*	(1,468,304)	6,145,038	1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211*	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459*	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,303*	(1,299,043)	2,374,303	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,000*	(382,671)	1,013,000	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,685*	(672,655)	1,713,685	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702*	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,464*	(86,122)	14,001,464	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087*	(180,726)	1,858,087	2,593,430	Q4 2009
22545MAM9	1,709,901	1,586,278*	(123,623)	1,586,278	1,868,640	Q4 2009
22545XAP8	2,080,603	858,458*	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—*	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,971*	(7,130,604)	9,249,971	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179*	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,919*	(56,586)	913,919	879,984	Q4 2009
251510CY7	6,174,468	6,128,158*	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009*	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,357*	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,073*	(1,074,047)	1,249,073	395,093	Q4 2009
294754AY2	5,853,602	5,588,892*	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027*	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086*	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406*	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,395*	(495,731)	1,308,395	1,469,454	Q4 2009
361849S29	6,462,883	4,691,115*	(1,771,769)	4,691,115	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,916*	(864,059)	14,014,916	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688*	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640*	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,400*	(111,038)	50,370,400	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,710*	(936,206)	1,320,710	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455*	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329*	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221*	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865*	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,163*	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835*	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,916*	(12,390,785)	7,818,916	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932*	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,619*	(57,380)	10,076,619	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905*	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473*	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346*	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,036*	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970*	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,249*	(34,156)	1,196,249	169,265	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
46625MQ93	$2,095,225	$474,700	*	$(1,620,525)	$474,700	$146,389	Q4 2009
46625MR27	296,961	182,521	*	(114,441)	182,521	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	*	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	*	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	*	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	*	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	*	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	*	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	*	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	*	(570,307)	19,289,493	12,805,916	Q4 2009
46628SAG8	26,022,755	24,189,294	*	(1,833,461)	24,189,294	13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914	*	(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042	*	(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000	*	(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316	*	(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259	*	(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901	*	(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223	*	(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616	*	(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742	*	(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276	*	(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845	*	(921,393)	2,071,845	863,376	Q4 2009
486011AD1	12,800,000	—	[2]	(5,376,000)	7,424,000	7,424,000	Q4 2009
50177AAL3	9,847,630	2,320,838	*	(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,210	*	(953,609)	2,919,210	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628	*	(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608	*	(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070	*	(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,920	*	(881,085)	4,203,920	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,014	*	(395,597)	2,240,014	840,000	Q4 2009
52108HSR6	6,799,961	2,694,968	*	(4,104,994)	2,694,968	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928	*	(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367	*	(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810	*	(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,530	*	(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,652	*	(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474	*	(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709	*	(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883	*	(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859	*	(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537	*	(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	[2]	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	[2]	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853	*	(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376	*	(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,575	*	(1,984,907)	1,734,575	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561	*	(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,422	*	(6,672,467)	9,748,422	4,319,428	Q4 2009
55313KAK7	4,705,265	750,579	*	(3,954,686)	750,579	1,104,800	Q4 2009
576434GR9	2,302,714	2,299,657	*	(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,422	*	(181,878)	11,319,422	6,428,454	Q4 2009
58556#AA0	3,648,605	2,088,388	*	(1,560,217)	2,088,388	2,088,461	Q4 2009
59022HEC2	4,863,526	1,462,290	*	(3,401,236)	1,462,290	2,343,838	Q4 2009

B-126	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
59022HED0	$254,509	$182,000	*	$(72,509)	$182,000	$271,585	Q4 2009
59022HEE8	143,242	124,815	*	(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090	*	(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644	*	(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736	*	(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,024	*	(124,080)	343,024	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005	*	(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385	*	(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751	*	(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941	*	(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144	*	(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744	*	(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,850	*	(1,859,653)	3,122,850	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200	*	(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,516	*	(112,418)	537,516	973,452	Q4 2009
61749MAF6	335,488	309,596	*	(25,892)	309,596	444,996	Q4 2009
61749MAG4	245,789	226,491	*	(19,298)	226,491	295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	*	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	*	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	*	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,866	*	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	*	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	*	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,990	*	(1,177,692)	3,840,990	1,588,515	Q4 2009
61751XAL4	358,335	344,824	*	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	*	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	*	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	*	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	*	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	*	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	*	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	*	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	*	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,285	*	(2,061,864)	1,433,285	835,487	Q4 2009
749577AL6	19,105,048	18,361,590	*	(743,457)	18,361,590	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	*	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,976	*	(453,671)	38,362,976	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,689	*	(533,156)	22,214,689	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,427	*	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,813	*	(601,999)	10,129,813	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	*	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,940	*	(1,554,869)	27,518,940	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,567	*	(1,049,600)	26,705,567	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	*	(328,573)	49,333,700	37,201,145	Q4 2009
74981TAC8	9,000,000	—	[2]	(3,150,000)	5,850,000	5,850,000	Q4 2009
75115CAG2	9,239,147	8,856,643	*	(382,503)	8,856,643	4,622,037	Q4 2009
75971EAF3	467,367	426,480	*	(40,888)	426,480	249,442	Q4 2009
760985CM1	1,269,068	1,011,623	*	(257,444)	1,011,623	804,386	Q4 2009
760985SS1	6,542,585	6,519,650	*	(22,934)	6,519,650	2,957,601	Q4 2009
760985U66	182,646	71,279	*	(111,367)	71,279	31,872	Q4 2009
760985U74	18,856	8,739	*	(10,118)	8,738	4,228	Q4 2009
76110H5M7	110,543	107,801	*	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,653	*	(517,371)	3,800,653	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,426	*	(155,476)	1,286,426	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	*	(478,621)	2,652,424	583,025	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
76110HX53	$10,788,610	$10,730,776	*	$(57,833)	$10,730,777	$6,894,858	Q4 2009
76110HX87	24,320,507	23,938,918	*	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,689	*	(1,561,111)	15,628,689	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,528	*	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	*	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,412	*	(1,327,395)	3,111,412	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	*	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	*	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	*	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	*	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,494	*	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,919	*	(336,381)	3,401,919	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	*	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,969	*	(859,947)	35,349,969	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,428	*	(5,966,490)	14,536,428	2,167,886	Q4 2009
87246AAQ1	5,424,135	1,225,109	*	(4,199,026)	1,225,109	593,798	Q4 2009
92976UAA8	13,920,295	10,668,447	*	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	*	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,604	*	(1,697,920)	3,218,604	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	*	(3,818,388)	21,257,728	5,553,925	Q4 2009
92978MAT3	4,232,886	1366,517	*	(2,866,369)	1,366,517	1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308	*	(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222	*	(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700	*	(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,685	*	(418,937)	2,009,685	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549	*	(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599	*	(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAM2	14,518,036	6,756,551	*	(7,761,485)	6,756,551	2,405,355	Q4 2009
92978YAN0	8,560,596	3,780,993	*	(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,476	*	(674,056)	2,481,476	1,375,000	Q4 2009
939344AN7	7,558,129	—	[2]	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126	*	(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560	*	(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,600	*	(172,725)	18,852,600	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308	*	(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534	*	(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312	*	(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010	*	(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918	*	(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,320	*	(7,008)	29,299,320	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,909	*	(29,300)	35,362,909	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,008	*	(388,582)	9,542,008	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136	*	(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711	*	(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100	*	(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,147	*	(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050	*	(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698	*	(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840	*	(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749	*	(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050	*	(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500	*	(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,240	*	(1,800,539)	111,243,240	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258	*	(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,334	*	(1,371,622)	3,628,334	1,948,947	Q3 2009

B-128	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126670QU5	$19,998,914	$12,696,540	*	$(7,302,374)	$12,696,540	$7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,034	*	(2,319,032)	4,636,033	3,256,906	Q3 2009
161551FG6	447,876	335,165	*	(112,711)	335,165	122,131	Q3 2009
23243NAG3	10,669,451	4,937,169	*	(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707	*	(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454	*	(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252	*	(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500	*	(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014	*	(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,031	*	(4,056,270)	15,288,031	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799	*	(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757	*	(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282	*	(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832	*	(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686	*	(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357	*	(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	[2]	(515,386)	4,294,883	4,294,884	Q3 2009
87222PAE3	39,983,008	36,209,916	*	(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629	*	(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	[2]	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	[2]	(90,811)	221,935	238,411	Q3 2009
05947UMN5	1,743,036	423,878	*	(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441	*	(970,582)	767,441	212,822	Q3 2009
05947UWB0	791,256	131,202	*	(660,054)	131,202	100,361	Q3 2009
059500AK4	850,693	—	[2]	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	[2]	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958	*	(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873	*	(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584	*	(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661	*	(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166	*	(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227	*	(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638	*	(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,041	*	(4,544,005)	1,971,041	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177	*	(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,726	*	(7,310,407)	3,390,726	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020	*	(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,628	*	(3,751,454)	1,266,628	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000	*	(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130	*	(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000	*	(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000	*	(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,011	*	(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140	*	(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131	*	(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342	*	(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558	*	(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,347	*	(9,998,678)	3,673,347	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,116	*	(3,583,458)	1,387,116	715,966	Q3 2009
225470H22	3,888,986	970,504	*	(2,918,481)	970,504	240,000	Q3 2009
362332AT5	15,051,925	8,451,782	*	(6,600,144)	8,451,782	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700	*	(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200	*	(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915	*	(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,020	*	(872,604)	4,506,020	1,194,307	Q3 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
42332QAN3	$5,754,119	$3,428,230	*	$(2,325,889)	$3,428,230	$412,061	Q3 2009
46614KAB2	9,657,805	2,800,420	*	(6,857,385)	2,800,420	500,000	Q3 2009
46625MR50	330,414	—	[2]	(120,875)	209,539	92,059	Q3 2009
46625YQ89	3,430,992	1,513,711	*	(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536	*	(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412	*	(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063	*	(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049	*	(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675	*	(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,255	*	(18,322,980)	5,855,255	2,631,250	Q3 2009
55312TAR4	701,767	692,323	*	(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173	*	(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092	*	(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,261	*	(11,339,001)	3,720,261	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,429	*	(6,793,382)	1,238,429	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649	*	(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106	*	(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413	*	(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154	*	(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356	*	(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544	*	(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912	*	(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034	*	(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714	*	(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580	*	(582,679)	4,810,580	1,369,482	Q3 2009
61749MAE9	3,953,068	649,935	*	(3,303,133)	649,935	783,732	Q3 2009
61750CAS6	9,000,000	5,734,363	*	(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197	*	(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081	*	(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957	*	(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248	*	(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091	*	(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058	*	(619,576)	1,816,058	483,756	Q3 2009
87246AAQ1	6,507,642	5,424,135	*	(1,083,506)	5,424,135	600,539	Q3 2009
92978QAJ6	44,853,705	41,898,577	*	(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,619	*	(8,980,412)	1,054,619	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,808	*	(9,028,621)	1,006,808	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623	*	(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	-307,191	*	(2,514,648)	-307,191	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,656	*	(6,460,172)	23,644,656	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481	*	(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596	*	(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,533	*	(8,766,039)	3,155,533	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105	*	(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340	*	(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500	*	(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000	*	(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512	*	(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900	*	(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835	*	(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	[2]	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	[2]	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	[2]	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	[2]	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	[2]	(8,979,720)	6,976,000	6,976,000	Q2 2009

B-130	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
74040KAC6	$5,669,246	$—	[2]	$(858,977)	$4,810,269	$4,810,270	Q2 2009
939344AN7	6,948,092	—	[2]	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	[2]	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	[2]	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	[2]	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	[2]	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	[2]	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	[2]	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	[2]	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	[2]	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	[2]	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	[2]	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	[2]	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	[2]	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	[2]	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	[2]	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	[2]	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	[2]	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	[2]	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	[2]	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	[2]	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	[2]	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	[2]	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	[2]	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	[2]	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	[2]	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	[2]	(8,673,730)	1,367,000	1,367,000	Q2 2009
50180JAL9	7,028,178	—	[2]	(5,882,278)	1,145,900	1,145,900	Q2 2009
61749MAF6	2,933,947	—	[2]	(2,552,647)	381,300	381,300	Q2 2009
61746WE89	934,072	—	[2]	(703,548)	230,524	230,524	Q2 2009
61746WE71	2,038,212	—	[2]	(1,558,205)	480,007	480,007	Q2 2009
59023BAM6	5,888,700	—	[2]	(4,806,900)	1,081,800	1,081,800	Q2 2009
59022HEC2	6,984,225	—	[2]	(5,699,025)	1,285,200	1,285,200	Q2 2009
50180JAM7	17,068,049	—	[2]	(14,611,549)	2,456,500	2,456,500	Q2 2009
59022HED0	2,244,466	—	[2]	(1,953,125)	291,341	291,341	Q2 2009
52108RCK6	13,624,490	—	[2]	(12,692,065)	932,425	932,425	Q2 2009
50180JAR6	12,048,727	—	[2]	(10,654,327)	1,394,400	1,394,400	Q2 2009
52108MDU4	7,906,789	—	[2]	(6,461,189)	1,445,600	1,445,600	Q2 2009
251510CY7	9,287,032	—	[2]	(7,029,696)	2,257,336	2,257,336	Q2 2009
52521RAS0	3,173,730	—	[2]	(1,672,517)	1,501,213	1,501,212	Q2 2009
02149HAK6	27,458,769	—	[2]	(13,202,360)	14,256,409	14,256,409	Q2 2009
75115CAG2	10,160,350	—	[2]	(5,511,758)	4,648,592	4,648,592	Q2 2009
015386AA3	2,620,115	—	[2]	(20,115)	2,600,000	2,600,000	Q1 2009
126378AG3	16,952,099	—	[2]	(8,331,528)	8,620,571	8,620,571	Q1 2009
126378AH1	18,332,132	—	[2]	(8,896,772)	9,435,360	9,435,360	Q1 2009
152314DT4	406,084	—	[2]	(125,394)	280,690	280,690	Q1 2009
46628SAG8	28,479,557	—	[2]	(15,739,186)	12,740,371	12,740,372	Q1 2009
589929JS8	3,614,073	—	[2]	(977,614)	2,636,460	2,636,460	Q1 2009
61749WAH0	8,348,064	—	[2]	(3,723,256)	4,624,808	4,624,808	Q1 2009
61749WAJ6	4,840,214	—	[2]	(2,064,598)	2,775,616	2,775,615	Q1 2009
74040KAC6	6,735,434	—	[2]	(1,066,188)	5,669,246	5,669,247	Q1 2009
84604CAE7	4,395,157	—	[2]	(2,954,291)	1,440,866	1,440,867	Q1 2009
939344AN7	7,049,401	—	[2]	(101,309)	6,948,092	6,948,092	Q1 2009
03702YAC4	4,325,600	—	[2]	(2,162,800)	2,162,800	2,162,800	Q1 2009
05947UMQ8	402,748	—	[2]	(279,196)	123,552	123,552	Q1 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
059497AD9	$5,019,063	$—	[2]	$(4,649,648)	$369,415	$369,415	Q1 2009
059497AE7	6,023,080	—	[2]	(5,633,623)	389,457	389,456	Q1 2009
059500AK4	1,073,719	—	[2]	(223,026)	850,693	850,693	Q1 2009
059500AM0	279,971	—	[2]	(39,980)	239,991	239,991	Q1 2009
12513YAR1	46,179,909	—	[2]	(43,275,482)	2,904,427	2,904,427	Q1 2009
190749AN1	5,165,844	—	[2]	(4,674,925)	490,919	490,919	Q1 2009
22544QAQ2	14,679,428	—	[2]	(13,730,058)	949,370	949,370	Q1 2009
22545DAL1	18,978,397	—	[2]	(17,449,489)	1,528,908	1,528,908	Q1 2009
22545MAM9	15,623,911	—	[2]	(13,958,314)	1,665,597	1,665,597	Q1 2009
46629YAQ2	5,060,345	—	[2]	(4,730,706)	329,639	329,639	Q1 2009
46630JAW9	20,076,375	—	[2]	(18,747,505)	1,328,870	1,328,870	Q1 2009
55312TAQ6	1,243,450	—	[2]	(615,776)	627,674	627,674	Q1 2009
55312TAR4	1,246,413	—	[2]	(544,645)	701,768	701,768	Q1 2009
59022HEE8	1,733,805	—	[2]	(1,545,986)	187,819	187,818	Q1 2009
59023BAN4	6,816,310	—	[2]	(5,908,928)	907,382	907,382	Q1 2009
61751XAL4	2,008,458	—	[2]	(1,850,014)	158,444	158,444	Q1 2009
05949AA67	7,180,337	—	[2]	(4,018,514)	3,161,823	3,161,823	Q1 2009
05949AA75	831,546	—	[2]	(270,990)	560,556	560,556	Q1 2009
12667FR98	9,441,206	—	[2]	(3,893,272)	5,547,934	5,547,934	Q1 2009
12669DN87	2,733,589	—	[2]	(1,410,077)	1,323,512	1,323,513	Q1 2009
251510ET6	12,727,050	—	[2]	(11,016,684)	1,710,366	1,710,366	Q1 2009
79548KJH2	51,335	—	[2]	(23,450)	27,885	27,885	Q1 2009
79548KJJ8	53,540	—	[2]	(21,307)	32,233	32,234	Q1 2009
79548KJK5	28,691	—	[2]	(12,508)	16,183	16,184	Q1 2009
02148FAW5	32,011,265	—	[2]	(13,311,789)	18,699,476	18,699,477	Q1 2009
12667G8B2	299,003	—	[2]	(124,689)	174,314	174,315	Q1 2009
76110H5M7	236,856	—	[2]	(153,532)	83,324	83,324	Q1 2009
76114DAE4	18,470,379	—	[2]	(12,205,478)	6,264,901	6,264,900	Q1 2009
004421RV7	7,280,863	—	[2]	(2,325,579)	4,955,284	4,955,285	Q4 2008
015386AA3	4,500,000	—	[2]	(1,575,000)	2,925,000	2,925,000	Q4 2008
015386AB1	10,200,000	—	[2]	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	[2]	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	[2]	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	[2]	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	[2]	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	[2]	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	[2]	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	[2]	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	[2]	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	[2]	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	[2]	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	[2]	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	[2]	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	[2]	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	[2]	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	[2]	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	[2]	(750,425)	398,883	398,883	Q4 2008
161551FH4	726,402	—	[2]	(312,617)	413,785	413,785	Q4 2008
17310MAS9	4,015,015	—	[2]	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	[2]	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	[2]	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	[2]	(377,699)	1,030,162	1,030,163	Q4 2008
22540VHN5	2,463,713	—	[2]	(1,124,977)	1,338,736	1,338,737	Q4 2008
22545LAV1	4,260,344	—	[2]	(3,754,459)	505,885	505,885	Q4 2008
22545MAP2	3,011,114	—	[2]	(2,638,814)	372,300	372,300	Q4 2008

B-132	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
22545XAP8	$33,792,994	$—	[2]	$(29,365,135)	$4,427,859	$4,427,858	Q4 2008
294751DY5	1,586,038	—	[2]	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	[2]	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	[2]	(532,759)	218,135	218,134	Q4 2008
3622ECAH9	9,815,000	—	[2]	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	[2]	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	[2]	(2,878,688)	385,000	385,000	Q4 2008
42332QAP8	914,148	—	[2]	(741,129)	173,019	173,019	Q4 2008
46412QAD9	6,997,504	—	[2]	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	[2]	(1,550,593)	157,952	157,953	Q4 2008
46625M2Y4	596,284	—	[2]	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	[2]	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	[2]	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	[2]	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	[2]	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	[2]	(6,315,658)	867,729	867,730	Q4 2008
53944MAC3	6,954,397	—	[2]	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	[2]	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	[2]	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	[2]	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	[2]	(460,813)	3,735,771	3,735,770	Q4 2008
59022HEF5	1,041,525	—	[2]	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	[2]	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	[2]	(100,815)	48,180	48,179	Q4 2008
59022HEJ7	163,421	—	[2]	(75,981)	87,440	87,439	Q4 2008
60687VAN5	3,276,152	—	[2]	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	[2]	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	[2]	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	[2]	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	[2]	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	[2]	(2,174,584)	288,781	288,782	Q4 2008
70556RAD3	41,824,931	—	[2]	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	[2]	(7,644,893)	6,742,967	6,742,967	Q4 2008
74924PAJ1	1,071,735	—	[2]	(577,030)	494,705	494,705	Q4 2008
760985U58	380,419	—	[2]	(70,655)	309,764	309,765	Q4 2008
760985U66	166,134	—	[2]	(69,050)	97,084	97,084	Q4 2008
760985U74	81,575	—	[2]	(54,048)	27,527	27,527	Q4 2008
76110HQT9	2,966,509	—	[2]	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	[2]	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	[2]	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	[2]	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	[2]	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	[2]	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	[2]	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	[2]	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	[2]	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	[2]	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	[2]	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	[2]	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	[2]	(8,891,170)	1,123,060	1,123,000	Q4 2008
059500AM0	3,181,507	—	[2]	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	[1]	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	[2]	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	[1]	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	[1]	(2,215,883)	16,855,724	5,396,442	Q3 2008

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
55312TAQ6	$10,046,558	$—	[2]	$(6,083,638)	$3,962,920	$3,962,920	Q3 2008
55312TAR4	11,893,403	—	[2]	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	[2]	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	[1]	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	[1]	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	[1]	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	[1]	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	[2]	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	[1]	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	[1]	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	[1]	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	[1]	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	[1]	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	[1]	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	[2]	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	[1]	(760,684)	674,165	727,135	Q1 2008
46625MR50	641,983	483,307	[1]	(158,676)	483,307	680,162	Q1 2008
59022HEJ7	1,064,661	1,035,647	[1]	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	[1]	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	[1]	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	[1]	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	[2]	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	[2]	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	[1]	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	[1]	(1,902,824)	911,116	2,421,305	Q4 2007
760985U74	320,050	201,743	[1]	(118,307)	201,743	301,736	Q4 2007
76110WRX6	5,900,848	4,987,584	[1]	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	[2]	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	[2]	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	[2]	(333,510)	989,382	989,382	Q2 2006
42332QAP8	1,634,203	—	[2]	(160,236)	1,473,967	1,473,967	Q3 2005
46625MR50	1,587,229	—	[2]	(208,551)	1,378,678	1,378,678	Q3 2005
74681@AK5	4,500,000	—	[2]	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total	$6,867,233,409	$4,602,073,300		$(1,802,465,637)	$5,064,767,772	$3,067,313,039

*	Projected cash flows are provided for securities imputed under SSAP 43R adoption
[1]	Impairment based on undiscounted cash flows
[2]	Impairment based on Fair Value

B-134	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

730 Third Avenue

New York, NY 10017-3206

AXXXXX (5/10)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A.(9)

(c)	Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)

(d)	Contracts.

(1)  (a)    Flexible Premium Variable Universal Life Insurance Policy (2)

       (b)    Automatic Increase Rider (2)

       (c)    Four Year Level Term Insurance Rider (2)

       (d)    Guaranteed Minimum Death Benefit Rider (2)

       (e)    Waiver of Monthly Charges Rider (2)

       (f)    Aviation Limitation Endorsement (2)

(2)  (a)    Last Survivor Flexible Premium Variable Universal Life Insurance Policy (2)

       (b)    Last Survivor Automatic Increase Rider (2)

       (c)    Last Survivor Four-year Level Term Insurance Rider (2)

       (d)    Last Survivor Guaranteed Minimum Death Benefit Rider (2)

       (e)    Last Survivor Policy Split Option (2)

       (f)    Last Survivor Single Life Level Term Insurance Rider (2)

       (g)    Last Survivor Aviation Limitation Endorsement (2)

(3)  (a)    Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)

       (b)    Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)

       (c)    Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)

       (d)    Policy Change Endorsement (for Intelligent Life Policy) (5)

       (e)    Institutional Charitable Benefit Rider (for Intelligent Life Policy) (9)

       (f)    Amended Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (9)

       (g)    Overloan Protection Endorsement (for Intelligent Life Policy) (10)

(e)	Applications.

(1)	Form of Application (2)

(2)	Form of Application for Intelligent Life Policy (5)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company (2)

(2)	By-laws of TIAA-CREF Life Insurance Company (2)

(g)	Reinsurance Contracts.

(1)	Reinsurance Agreement effective March 1, 2006 between Swiss Re Life & Health America Inc. and TIAA-CREF Life Insurance Company. (8)

(2)	Reinsurance Agreement effective March 1, 2006 between Munich American Reassurance Company and TIAA-CREF Life Insurance Company. (8)

(h)	Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)

(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)

(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)

(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)

(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

(14)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)

(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)

(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)

(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)

(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)

(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)

(22)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(23)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(24)	Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)

(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)

(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)

(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)

(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)

(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)

(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)

(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)

(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)

(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(44)	Form of Indemnification Agreement Between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)

(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares.*

(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.*

(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.*

(i)	Administrative Contracts.

(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)

(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered*

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1)	Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)

(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)

(3)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)

(r)	Powers of Attorney(10)

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).

(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).

(6)	Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).

(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).

(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).

(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(10)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on January 23, 2009 (File Nos 333-128699 and 811-10393).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Eric T. Jones	Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	Director
Anthony M. Garcia	Director, Vice President
Sanjeev Handa	Director
Nancy Heller	Director
Patrick Kennedy	Director
Harry I. Klaristenfeld	Director, Vice President & Chief Actuary
Matthew Kurzweil	Director
Lisa Mancini	Director, Vice President & Chief Underwriter
Steve Maynard	Director, Vice President & Director Business Administration and Policy Owner Services
Russell Noles	Director
Douglas Rothermich	Director
Wayne Williams	Director & Vice President, Market and Channel Integration
Linda Dougherty	Vice President & Chief Financial Officer
Jeffrey S. Goldin	Illustration Actuary
Robert Hopkins	Assistant Secretary
Meredith Kornreich	General Counsel
Marjorie Pierre-Merrit	Secretary
Stephen Steinberg	Vice President & Actuary
Wayne Smiley	Chief Compliance Officer
John Wesley	Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28.	Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C SMA III, LLC
730 Texas Forest Holdings, Inc.*	T-C Sports Co., Inc.*

DOMESTIC
Bethesda ARC, LLC	T-C Stonecrest LLC
Bethesda HARC, LLC	T-Investment Properties Corp.
Ceres Agricultural Properties, LLC*	T-Land Corp.
CTG&P, LLC	T-Pointe, LLC
DAN Properties, Inc.	TCPC Associates, LLC
Debt Holdings, LLC	Teachers Concourse, LLC*
Demeter Agricultural Properties, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties II, LLC	Teachers West, LLC
Flint European Trust	TIAA 485 Boca 54 LLC
JV Georgia One, Inc.	TIAA 485 Clarendon, LLC
JWL Properties, Inc.	TIAA Canada Retail Business Trust (a Pennsylvania business trust)
ND La Jolla, LLC	TIAA CMBS I, LLC*
TIAA Diamond Investor, LLC
ND Properties, Inc.*	TIAA European Funding Trust*
ND-T Street, LLC	TIAA Franklin Square, LLC*
Normandale Center LLC	TIAA Gemini Office, LLC
Occator Agricultural Properties, LLC	TIAA Global Public Investments, LLC
Port Northwest IV Corporation	TIAA Lakepointe, LLC
TIAA Park Evanston, Inc.
Premiere Agricultural Properties, LLC	TIAA Private Equity Alpha, LLC*
Premiere Columbia Properties, LLC	TIAA Realty, Inc.
Premiere Farm Properties, LLC	TIAA SF One, LLC
Savannah Teachers Properties, Inc.	TIAA Stafford Harrison LLC
T-C Cypress Park West LLC	TIAA The Reserve II Member, LLC
T-C Duke Street LLC	TIAA Timberlands I, LLC*
T-C King Street Station LLC	TIAA Timberlands II, LLC*
T-C Roosevelt Square LLC	TIAA Union Place Phase I LLC
T-C SMA I, LLC	TIAA-CREF Global Investments LLC
T-C SMA 2, LLC	WRC Properties, Inc.*

INTERNATIONAL
36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Light Street Partners Ballston, Inc., a Maryland corporation; One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C The Caruth LLC; T-C The Colorado LLC; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC and Active Extension Fund III, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund which will primarily invest in value added real estate investments, and will issue limited partnership interests to investors. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to act as the holding company for TIAA-CREF Asset Management UK Limited.

(23)	TIAA-CREF Asset Management UK Limited was organized to conduct global real estate activities.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian oil and gas operating company.

(26)	T-C SMA III, LLC was organized to act as the general partner of a limited partnership.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%

TIAA	% owned by TIAA/ Subsidiary
(T2) T- Pointe, LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l.	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l.	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T2) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%
(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%

TIAA	% owned by TIAA/ Subsidiary
(T3) T-C Barton Springs LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Private Equity Alpha, LLC	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%
(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%

TIAA	% owned by TIAA/ Subsidiary
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T3) Light Street Partners Ballston, Inc.	100%
(T4) Light Street Partners Ballston Limited Partnership	1%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%
(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%

Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other Activity. Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Richard Hiller	Director
Edward Moslander	Director
Keith Rauschenbach	Director and President
Glen Weiner	Director and Vice President
Mark A. Cox	Vice President
Linda Dougherty	Vice President
Kathleen Eckert	Vice President
Kevin Maxwell	Vice President
John Panagakis	Vice President
Georganne C. Proctor	Vice President
Robert T. Rickey	Vice President
Mark Campisano	Vice President, Tax
Jorge Gutierrez	Treasurer
Robert S. De Leon	Chief Legal Officer and Assistant Secretary
Patricia Conti	Chief Financial Officer
Marjorie Pierre-Merritt	Secretary
Brian Moran	Chief Compliance Officer

Thomas Dudek	Anti-Money Laundering Compliance Officer

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c) Compensation From the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262, as well as at (i) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105; (ii) McCamish Systems LLC, Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024 and Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336; and (iii) JPMorgan Chase, 4 Chase Metrotech Center, Brooklyn, New York 11245. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23rd day of April, 2010.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/S/ ERIC T. JONES*
Eric T. Jones Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons on April 23, 2010 in the capacities indicated.

Signature	Title

/s/ Eric T. Jones*	Chairman, President and Chief Executive Officer
Eric T. Jones

/s/ Linda S. Dougherty*	Vice President and Chief Financial Officer
Linda S. Dougherty	(Principal Financial and Accounting Officer)

*	Director
Eric T. Jones

*	Director
Elizabeth D. Black

Director
Anthony M. Garcia

*	Director
Sanjeev Handa

*	Director
Nancy Heller

*	Director
Patrick Kennedy

*	Director
Harry I. Klaristenfeld

*	Director
Lisa Mancini

*	Director
Steven Maynard

*	Director
Wayne Williams

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to a Power of Attorney effective January 22, 2009.

/s/ Edward L. Hancock
Edward L. Hancock, Esq. Attorney-in-fact

EXHIBIT INDEX

(h)(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares.

(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.

(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.

(k)	Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered

(n)(1)	Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm